             As filed with the Securities and Exchange Commission
                                on May 1, 2001
                     Registration No. 333-74283; 811-09255

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [__]

Post-Effective Amendment No. 8                                        [X]
                                                                      ---

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [__]

Amendment No. 10                                                      [X]
                                                                      ---

                       (Check appropriate box or boxes)
                           ________________________

                          WELLS FARGO VARIABLE TRUST
              (Exact Name of Registrant as specified in Charter)
                               525 Market Street
                           San Francisco, CA  94163
         (Address of Principal Executive Offices, including Zip Code)
                          __________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                               C. David Messman
                       Wells Fargo Funds Management, LLC
                         525 Market Street, 12th Floor
                           San Francisco, CA  94163
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[X]   Immediately upon filing pursuant to Rule 485(b), or
---

[__]  on _________ pursuant to Rule 485(b)

[__]  60 days after filing pursuant to Rule 485(a)(1), or

[__]  on _________ pursuant to Rule 485(a)(1)

[__]  75 days after filing pursuant to Rule 485(a)(2), or

[__]  on ___________pursuant to Rule 485(a)(2)

If appropriate, check  the following box:

[__] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          WELLS FARGO VARIABLE TRUST
                           -------------------------
                             Cross Reference Sheet
                             ---------------------

Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------

1               Front and Back Cover Pages
2               Overview
                Objectives
                Principal Strategies
                Important Risks
3               Not Applicable
4               Objectives
                Principal Strategies
                Important Risks
                See Individual Fund Summaries
                General Investment Risks
5               Not applicable
6               Organization and Management of the Funds
7               Investing in the Funds
                Dividends and Distributions
                Taxes
8               Distribution Plan
9               See Individual Fund Summaries

Part B          Statement of Additional Information Captions
------          --------------------------------------------

10              Cover Page and Table of Contents
11              Historical Fund Information
12              Investment Restrictions
                Additional Investment Policies
                Risk Factors
13              Management
14              Capital Stock
15              Management
16              Portfolio Transactions
17              Capital Stock
18              Determination of Net Asset Value
                Additional Purchase and Redemption Information
19              Federal Income Taxes
20              Management
21              Performance Calculations
22              Financial Information

Part C          Other Information
------          -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                               EXPLANATORY NOTE
                               ----------------

     This Post-Effective Amendment No. 8 (the "Amendment") to the Registration Statement of Wells Fargo Variable Trust (the "Trust") is being filed to add to the Trust's Registration Statement audited financial statements and certain other financial information for the year ended December 31, 2000, for the Asset Allocation, Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Large Company Growth, Money Market, and Small Cap Growth Funds, and to make certain other non-material changes to the prospectuses and statement of additional information for these Funds.

                                                              [WELLS FARGO LOGO]

WELLS FARGO VARIABLE
TRUST FUNDS

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Asset Allocation Fund

Corporate Bond Fund

Equity Income Fund

Equity Value Fund

International Equity Fund

Large Company Growth Fund

Money Market Fund

Small Cap Growth Fund

                                                                           May 1
                                                                            2001

                        [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                           Variable Trust Funds
--------------------------------------------------------------------------------

Overview                           Objectives and Principal Strategies         4
This section contains important    Summary of Important Risks                  6
summary information about the      Performance History                         9
Funds.                             Key Information                            17

--------------------------------------------------------------------------------
The Funds                          Asset Allocation Fund                      18
This section contains important    Corporate Bond Fund                        22
information about the individual   Equity Income Fund                         24
Funds.                             Equity Value Fund
                                   Growth Fund                                26
                                   International Equity Fund                  28
                                   Large Company Growth Fund                  30
                                   Money Market Fund                          34
                                   Small Cap Growth Fund                      36
                                   General Investment Risks                   38
                                   Organization and Management                42
                                    of the Funds                              48

--------------------------------------------------------------------------------
Your Investment                    Investing in the Funds                     51

Turn to this section for
information on how to buy
and sell Fund shares.

--------------------------------------------------------------------------------
Reference                          Other Information                          52
Look here for additional           Table of Predecessors                      54
information and term               Portfolio Managers                         55
definitions.                       Glossary                                   57

Variable Trust Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the Glossary.

FUND                                 OBJECTIVE

Asset Allocation Fund                Seeks long-term total return, consistent with reasonable risk.

Corporate Bond Fund                  Seeks a high level of current income, consistent with reasonable risk.

Equity Income Fund                   Seeks long-term capital appreciation and above-average dividend income.

Equity Value Fund                    Seeks long-term capital appreciation.

Growth Fund                          Seeks long-term capital appreciation.

International Equity Fund            Seeks total return, with an emphasis on capital appreciation, over the long term.

Large Company Growth Fund            Seeks long-term capital appreciation.

Money Market Fund                    Seeks current income, while preserving capital and liquidity.

Small Cap Growth Fund                Seeks long-term capital appreciation.

4    Variable Trust Prospectus

________________________________________________________________________________

     PRINCIPAL STRATEGIES


     We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of such indexes. We use an asset allocation model to allocate and reallocate assets among common stocks (Standard & Poor's 500 Composite Stock Index ("S&P 500 Index")), U.S. Treasury bonds (Lehman Brothers 20+ Year Treasury Index) and money market instruments. We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation, but rather a measure of the level of risk tolerance of the Fund. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

     We invest primarily in investment-grade corporate debt securities of any maturity. Under normal market conditions, we expect to maintain a dollar-weighted average maturity for the portfolio of between 10 and 15 years. We may also invest in U.S. Government obligations, and up to 25% of our assets in below investment-grade securities.

     We invest in the common stocks of large domestic companies that we believe have above-average return potential and above-average dividend income. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

     We invest in equity securities that we believe are undervalued in relation to the overall stock markets, or in relation to other quantitative and qualitative measures.

     We invest in common stocks and other equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 1000 Index, which is considered a mid- to large-capitalization index. We buy stocks of companies that have a strong earnings growth trend and that we believe have above-average prospects for future growth or are undervalued.

     We invest in equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities held by the Fund will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. We apply a fundamentals-driven, value-oriented analysis to identify companies that we believe have above-average potential for long-term growth and total return capabilities.

     We invest in the common stocks of large domestic companies that have superior growth potential. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

     We invest in high-quality money market instruments.

     We invest in common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index, which is considered a small capitalization index. We invest in the common stocks of domestic and foreign issuers that we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

                                                    Variable Trust Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. All are important to your investment choice. Additional information about these and other risks is included in:

 .    the individual Fund Descriptions later in this Prospectus;

 .    under the "General Investment Risks" section beginning on page 42; and

 .    in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund. Although the Money Market Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     COMMON RISKS FOR THE FUNDS

     Equity Securities
     Certain Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Stocks of smaller or medium-sized companies tend to be more volatile and less liquid than those of larger companies

     Debt Securities
     Certain Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

     Foreign Investments
     Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depository Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6      Variable Trust Prospectus

--------------------------------------------------------------------------------


     FUND                             SPECIFIC RISKS

                                      We use an investment model that seeks
                                      undervalued asset classes. There is no
                                      guarantee that the asset allocation model
                                      will make accurate determinations or that
                                      an asset class we believe is undervalued
     Asset Allocation Fund            will perform as expected. We may incur
                                      higher-than-average portfolio turnover
                                      resulting from allocation shifts
                                      recommended by the model. Portfolio
                                      turnover increases transaction costs and may trigger capital gains.

                                      We may invest in debt securities that are
                                      in low or below investment-grade
                                      categories, or are unrated or in default
                                      at the time of purchase. Such debt
                                      securities have a much greater risk of
                                      default (or in the case of bonds currently
                                      in default, of not returning principal)
                                      and are more volatile than higher-rated
                                      securities of similar maturity. The value
     Corporate Bond Fund              of such debt securities is affected by
                                      overall economic conditions, interest
                                      rates, and the creditworthiness of the
                                      individual issuers. Additionally, these
                                      lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

                                      Stocks selected for their higher dividend
     Equity Income Fund               yields may be more sensitive to interest
                                      rate changes than other stocks.


                                      There is no guarantee that securities that
                                      are believed to be "undervalued" will
     Equity Value Fund                perform as expected. Stocks of smaller,
                                      medium-sized and foreign companies may be more volatile and less liquid than other securities. In addition, at times, the overall market or the market for growth stocks may outperform value stocks.

                                      We select stocks for this Fund based in
                                      part on their prospects for future
     Growth Fund                      earnings, which may not grow as expected.
                                      In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

                                      Foreign investments are subject to
                                      additional risks, including potentially
                                      less liquidity and greater price
                                      volatility. These additional risks include
                                      those related to adverse political,
                                      regulatory, market or economic
                                      developments, and foreign markets can and
                                      often do perform differently from U.S.
                                      markets. Direct investment in foreign
                                      securities involves exposure to
                                      fluctuations in foreign currency exchange
                                      rates, withholding or other taxes, trade
                                      settlement, custodial, and other
                                      operational risks, and the less stringent
                                      investor protection and disclosure
International Equity Fund             standards of some foreign markets. ADRs
                                      reduce some of the risks of foreign
                                      investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.
                                      Emerging market countries are often
                                      dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

                                                     Variable Trust Prospectus 7

Summary of Important Risks
--------------------------------------------------------------------------------


     FUND                                  SPECIFIC RISKS

                                           We select stocks for this Fund based
                                           in part on their prospects for future
                                           earnings, which may not grow as
                                           expected. In addition, at times, the
     Large Company Growth Fund             overall market or the market for
                                           value stocks may outperform growth
                                           stocks.

                                           Although we seek to maintain a stable
                                           net asset value ("NAV") of $1.00 per
     Money Market Fund                     share, there is no assurance that we
                                           will be able to do so.

                                           We may invest in companies that pay
                                           low or no dividends, have less market
                                           liquidity, have no or relatively
                                           short operating histories, or are
                                           newly public companies. Some of these
                                           companies have aggressive capital
                                           structures, including high debt
                                           levels, or are involved in rapidly
                                           growing or changing industries and/or
                                           new technologies. Because we may
                                           invest in more aggressive securities,
                                           share prices may rise and fall more
     Small Cap Growth Fund                 than the share prices of other funds.
                                           In addition, our active trading
                                           investment strategy may result in a
                                           higher-than-average portfolio
                                           turnover ratio, increased trading
                                           expenses, and higher short-term
                                           capital gains. We select stocks for
                                           this Fund based in part on their
                                           prospects for future earnings, which
                                           may not grow as expected. In
                                           addition, at times, the overall
                                           market or the market for value stocks
                                           may outperform growth stocks.

8      Variable Trust Prospectus

Performance History
--------------------------------------------------------------------------------

         The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns since inception and for one- and five-year periods (as applicable) are compared to the performance of an appropriate broad-based index (or indexes). Please remember that past performance is no guarantee of future results. The performance for the Funds in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

         The International Equity Fund has been in operation for less than a calendar year, and therefore performance information is not reported for the Fund.

         Asset Allocation Fund Calendar Year Returns (%)

               '95        28.95
               '96        11.46
               '97        20.88
               '98        25.26
               '99         9.33
               '00         1.02

         Best Qtr.: Q4 '98 . 15.86%    Worst Qtr.: '98 . -5.38%

          Average annual total return (%)

                                                                         Since
          for the period ended 12/31/00                 year  5 years  Inception
          WFVT Asset Allocation Fund (Incept. 4/15/94)  1.02    13.26    14.15
          S&P 500 Index/1/                             -9.11    18.33    19.78
          LB 20+ Year Treasury Index/2/                21.50     7.40     7.53

           /1/ S&P 500 is a registered trademark of Standard & Poor's. /2/ Lehman Brothers 20+ Year Treasury Index.

                                                   Variable Trust Prospectus   9

Performance History
--------------------------------------------------------------------------------

         Corporate Bond Fund Calendar Year Returns (%)

               '00      10.22

         Best Qtr.: Q4 `00 . 4.41%     Worst Qtr.: Q2 `00 . -0.08%

           Average annual total return (%)

                                                                       Since
           for the period ended 12/31/00                   1 year    Inception
           WFVT Corporate Bond Fund (Incept. 9/20/99)       10.22       7.71
           LB U.S. Credit Index/1/                           9.39       9.02

         /1/ Lehman Brothers U.S. Credit Index.

10    Variable Trust Prospectus

________________________________________________________________________________

         Equity Income Fund Calendar Year Returns (%)

               '97      26.90
               '98      18.42
               '99       7.90
               '00       2.33

         Best Qtr.: Q4 '98 . 15.63%    Worst Qtr.: Q3 '98 . -9.73%

           Average annual total return (%)

                                                                     Since
           for the period ended 12/31/00                 1 year    Inception
           WFVT Equity Income Fund (Incept. 5/6/96)        2.33      13.79
           S&P 500 Index/1/                               -9.11      18.05
           Russell 1000 Value Index                        7.01      16.74

         /1/ S&P 500 is a registered trademark of Standard & Poor's.

                                                  Variable Trust Prospectus   11

Performance History
--------------------------------------------------------------------------------

         Equity Value Fund Calendar Year Returns (%)

               '99      -2.48
               '00       5.78

         Best Qtr.: Q2 '99 . 10.87%    Worst Qtr.: Q3 '99 . -13.64%

           Average annual total return (%)

                                                                      Since
           for the period ended 12/31/00                 1 year     Inception
           WFVT Equity Value Fund (Incept. 5/1/98)         5.78       -0.27
           S&P 500 Index/1/                               -9.11        7.72
           Russell 1000 Value Index                        7.01        6.46

         /1/ S&P 500 is a registered trademark of Standard & Poor's.

 12    Variable Trust Prospectus

________________________________________________________________________________

     Growth Fund Calendar Year Returns (%)

           '95            29.19
           '96            22.44
           '97            17.33
           '98            28.81
           '99            20.41
           '00           -13.60

Best Qtr.: Q4 '98  .  22.93%    Worst Qtr.: Q4  '00  .  -12.65%


   Average annual total return (%)

                                                               Since
   for the period ended 12/31/00       1 year    5 years     Inception

   WFVT Growth Fund (Incept.4/12/94)   -13.60     14.00        15.27

   S&P 500 Index/1/                     -9.11     18.33        19.78

/1/  S&P 500 is a registered trademark of Standard & Poor's.

                                                  Variable Trust Prospectus   13

Performance History
--------------------------------------------------------------------------------

     Large Company Growth Fund Calendar Year Returns (%)

                '00            -0.58


     Best Qtr.: Q1 '00 . 11.64%     Worst Qtr.: Q4 '00 . -9.05%

       Average annual total return (%)
                                                                         Since
       for the period ended 12/31/00                          1 year   Inception

       WFVT Large Company Growth Fund (Incept. 9/20/99)       -0.58      14.91

       S&P 500 Index/1/                                       -9.11       3.52

     /1/ S&P 500 is a registered trademark of Standard & Poor's.

14  Variable Trust Prospectus

--------------------------------------------------------------------------------

     Money Market Fund Calendar Year Returns (%)

           '95             5.41
           '96             4.72
           '97             5.04
           '98             4.77
           '99             4.46
           '00             5.76

     Best Qtr.: Q4 `00 . 1.49%        Worst Qtr.: Q2 `99 . 1.03%


           Average annual total return (%)

                                                                      Since
           for the period ended 12/31/00          1 year   5 years  Inception

           WFVT Money Market Fund
             (Incept. 5/19/94)                     5.76     4.95      4.97


                                                 Variable Trust Prospectus    15

Performance History
--------------------------------------------------------------------------------

         Small Cap Growth Fund Calendar Year Returns (%)


                             '96           31.47
                             '97            9.87
                             '98          -14.47
                             '99           66.27
                             '00          -22.58

         Best Qtr.: Q4 `99 . 67.19%        Worst Qtr.: Q4 `00 . -31.16%


           Average annual total return (%)

                                                                         Since
           for the period ended 12/31/00        1 years      5 years   Inception

           WFVT Small Cap Growth Fund
             (Incept. 5/01/95)                    -22.58      9.70        11.38

           Russell 2000 Index                       -3.02     10.31       12.63

16   Variable Trust Prospectus

Key Information
--------------------------------------------------------------------------------


         In this Prospectus, "we" generally means Wells Fargo Variable Trust, or Wells Fargo Funds Management, the Funds' investment advisor. "We" may also refer to the Funds' other service providers. "You" means the shareholder or potential investor.

         -----------------------------------------------------------------------

         Important information you should look for as you decide to invest in a
         Fund:
         The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

         -----------------------------------------------------------------------

         Investment Objective and Investment Strategies
         The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tell you:

         .   what the Fund is trying to achieve;

         .   how we intend to invest your money; and

         . what makes the Fund different from the other Funds offered in this Prospectus.

         -----------------------------------------------------------------------

         Permitted Investments
         A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an on-going basis.

         -----------------------------------------------------------------------

         Important Risk Factors
         Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

         Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                                 Variable Trust Prospectus    17

Asset Allocation Fund
--------------------------------------------------------------------------------

         Investment Objective
         The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

         -----------------------------------------------------------------------

         Investment Strategies
         We allocate and reallocate assets among common stocks, U.S. Treasury Bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

         -----------------------------------------------------------------------

         Permitted Investments
         The asset classes we invest in are:

         . Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index in an effort to match the total return of the S&P 500 Index as closely as possible;

         . Bond Investments--We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Year Treasury Index. Bonds in this Index have remaining maturities of twenty years or more; and

         . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

         In addition, under normal market conditions, we may invest:

         . In call and put options on stock indexes, stock index futures, options on stock index futures, and interest rate futures contracts as a substitute for a comparable market position in stocks or bonds; and

         . Up to 25% of total assets in foreign obligations qualifying as money market investments.

         We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation, but rather a measure of the level of risk tolerance for the Fund.

         We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time.

         We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

18   Variable Trust Prospectus

________________________________________________________________________________

     Important Risk Factors
     We use an investment model that seeks undervalued asset classes. There is no guarantee that the asset allocation model will make accurate determinations or that an asset class we believe is undervalued will perform as expected. We may incur higher-than-average portfolio turnover resulting from allocation shifts recommended by the model. Portfolio turnover increases transaction costs and may trigger capital gains.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 42; and the specific risks listed here. They are all important to your investment choice.

                                                   Variable Trust Prospectus  19

Asset Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                             FUND COMMENCED
                                             ON APRIL 15, 1994
                                             -------------------------------------------------------------
                                               Dec. 31,   Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
For the period ended:                           2000        1999         1998         1997         1996
                                             -------------------------------------------------------------
Net asset value, beginning of period           $14.42      $13.45       $11.99       $11.42       $11.27

Income from investment operations:
   Net investment income (loss)                  0.31        0.27         0.34         0.60         0.56
   Net realized and unrealized gain (loss)
     on investments                             (0.13)       0.97         2.60         1.73         0.69

Total from investment operations                 0.18        1.24         2.94         2.33         1.25

Less distributions:
   Dividends from net investment income         (0.31)      (0.26)       (0.34)       (0.60)       (0.56)
   Distributions from net realized gain         (0.47)      (0.01)       (1.14)       (1.16)       (0.54)

Total from distributions                        (0.78)      (0.27)       (1.48)       (1.76)       (1.10)

Net asset value, end of period                 $13.82      $14.42       $13.45       $11.99       $11.42

Total return/1/                                  1.02%       9.33%       25.26%       20.88%       11.46%

Ratios/supplemental data:
   Net assets, end of period (000s)          $270,278    $240,671     $156,241      $86,506      $51,797

Ratios to average net assets:
   Ratio of expenses to average net assets       1.00%       0.97%        0.92%        0.80%        0.69%
   Ratio of net investment income (loss)
     to average net assets                       2.19%       2.05%        2.62%        5.20%        5.34%

Portfolio turnover                                 48%         30%          29%         156%           4%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                        1.12%       1.17%        1.11%        0.85%        0.80%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

20 Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Corporate Bond Fund
--------------------------------------------------------------------------------

         Portfolio Manager:   Daniel J. Kokoszka, CFA

         -----------------------------------------------------------------------

         Investment Objective
         The Corporate Bond Fund seeks a high level of current income, consistent with reasonable risk.

         -----------------------------------------------------------------------

         Investment Strategies
         We seek a high level of current income by actively managing a diversified portfolio consisting primarily of corporate debt securities. When purchasing these securities we consider, among other things, the yield differences for various corporate sectors, and the current economic cycle's potential effect on the various types of bonds. We may invest in securities of any maturity. Under normal market conditions, we expect to maintain a dollar-weighted average maturity for the portfolio of between 10 and 15 years. We also may invest in U.S. Government obligations.

         -----------------------------------------------------------------------

         Permitted Investments
         Under normal market conditions, we invest:

         . at least 65% of total assets in corporate debt securities;

         . up to 35% of total assets in U.S. Government obligations;

         . up to 25% of total assets in debt securities that are below investment-grade; and

         . up to 25% of total assets in debt securities of foreign issuers.

         We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

         -----------------------------------------------------------------------

         Important Risk Factors
         We may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

         You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 42; and the specific risks listed here. They are all important to your investment choice.

22 Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                    FUND COMMENCED
                                                    ON SEP. 20, 1999
                                                    ----------------------------------------
                                                          Dec. 31,             Dec. 31,
For the period ended:                                      2000                 1999
                                                    ----------------------------------------
Net asset value, beginning of period                      $ 9.82               $10.00

Income from investment operations:

   Net investment income (loss)                             0.64                 0.16
   Net realized and unrealized gain (loss)
     on investments                                         0.32                (0.18)

Total from investment operations                            0.96                (0.02)

Less distributions:
   Dividends from net investment income                    (0.64)               (0.16)
   Distributions from net realized gains                    0.00                 0.00

Total from distributions                                   (0.64)               (0.16)

Net asset value, end of period                            $10.14               $ 9.82

Total return/1/                                            10.22%               (0.16%)

Ratios/supplemental data:
   Net assets, end of period (000s)                      $71,957              $68,423

Ratios to average net assets/2/:
   Ratio of expenses to average net assets                  0.90%                0.90%
   Ratio of net investment income (loss) to
     average net assets                                     6.53%                5.87%

Portfolio turnover                                           100%                  59%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2, 3/                                1.25%                1.25%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/ Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                   Variable Trust Prospectus  23

Equity Income Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.
     ---------------------------------------------------------------------------

     Investment Strategies
     We invest primarily in common stocks of large domestic companies that we believe have above-average return potential based on current market valuations. We primarily emphasize investments in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     .    at least 65% of total assets in income-producing equity securities;
          and

     . primarily in issues of companies with market capitalization greater than the median of the Russell 1000 Index (as of December 31, 2000, this median was approximately $4 billion; the median is expected to change frequently).

     We may invest in preferred stocks, convertible debt securities, and securities of foreign companies. We will normally limit our investment in a single issuer to 10% or less of our total assets.

     We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks selected for their higher dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 42; and any specific risks listed here. They are all important to your investment choice.

24   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

     FOR A SHARE OUTSTANDING
                                                  FUND COMMENCED
                                                  ON MAY 6, 1996
                                                  ---------------------------------------------------------------
                                                    Dec. 31,     Dec. 31,     Dec. 31,      Dec. 31,     Dec. 31,
     For the period ended:                           2000          1999        1998           1997         1996
                                                  ---------------------------------------------------------------
     Net asset value, beginning of period           $  17.09    $  16.00 $      13.68       $ 10.91     $  10.00

     Income from investment operations:
        Net investment income (loss)                    0.17        0.17         0.18          0.14         0.08
        Net realized and unrealized gain (loss)
          on investments                                0.21        1.09         2.34          2.79         0.92

     Total from investment operations                   0.38        1.26         2.52          2.93         1.00

     Less distributions:
        Dividends from net investment income           (0.17)      (0.17)       (0.18)        (0.14)       (0.08)
        Distributions from net realized gain           (0.29)       0.00        (0.02)        (0.02)       (0.01)

     Total from distributions                          (0.46)      (0.17)       (0.20)        (0.16)       (0.09)

     Net asset value, end of period                 $  17.01    $  17.09      $ 16.00       $ 13.68     $  10.91

     Total return/1/                                    2.33%       7.90%       18.42%        26.90%        9.95%

     Ratios/supplemental data:
        Net assets, end of period (000s)            $113,350    $127,793      $86,069       $39,888     $  9,415

     Ratios to average net assets/2/:
        Ratio of expenses to average net assets         1.00%       0.86%        0.80%         0.80%        0.80%
        Ratio of net investment income (loss) to
          average net assets                            1.02%       1.16%        1.47%         1.85%        2.31%

     Portfolio turnover                                    4%          5%           1%            3%           4%

     Ratio of expenses to average net
        assets prior to waived fees and
        reimbursed expenses/2,3/                        1.17%       1.12%        1.10%         1.34%        2.51%

/1/ Total return calculations do not include any insurance costs and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                   Variable Trust Prospectus  25

Equity Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers:  Allan White; Gregg Giboney, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Value Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are selected based on their low valuations, as measured against the stock market as a whole or against the individual stock's own price history. In addition, we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their future market value.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $500 million at the time of purchase; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.

     We may also purchase convertible debt securities with the same characteristics as common stocks, as well as in preferred stocks and warrants.

     We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

     ---------------------------------------------------------------------------

     Important Risk Factors
     There is no guarantee that securities that are believed to be "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies may be more volatile and less liquid than other securities. In addition, at times, the overall market or the market for growth stocks may outperform value stocks.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 42, and the specific risks listed here. They are all important to your investment choice.

26   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                     FUND COMMENCED
                                                     ON MAY 1, 1998
                                                   ------------------------------------------------------------
                                                           Dec. 31,            Dec. 31,           Dec. 31,
For the period ended:                                       2000                1999               1998
                                                   ------------------------------------------------------------
Net asset value, beginning of period                     $     9.23           $   9.55          $   10.00

Income from investment operations:
   Net investment income (loss)                                0.07               0.08               0.07
   Net realized and unrealized gain (loss)
     on investments                                            0.46              (0.32)             (0.45)

Total from investment operations                               0.53              (0.24)             (0.38)
Less distributions:
   Dividends from net investment income                       (0.06)             (0.08)             (0.07)
   Distributions from net realized gains                       0.00               0.00               0.00

Total from distributions                                      (0.06)             (0.08)             (0.07)

Net asset value, end of period                           $     9.70           $   9.23          $    9.55

Total return/1/                                                5.78%             (2.48%)            (3.76%)

Ratios/supplemental data:
   Net assets, end of period (000s)                      $   47,013           $ 26,567          $  11,072

Ratios to average net assets/2/:
   Ratio of expenses to average net assets                     1.00%              1.06%              1.09%
   Ratio of net investment income (loss) to
     average net assets                                        0.78%              0.96%              1.54%

Portfolio turnover                                              124%               139%               27%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2, 3/                                   1.56%              1.53%              2.52%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/ Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   27

Growth Fund
--------------------------------------------------------------------------------

         Portfolio Managers: Kelli Hill; Stephen Biggs

         -----------------------------------------------------------------------

         Investment Objective
         The Growth Fund seeks long-term capital appreciation.

         -----------------------------------------------------------------------

         Investment Strategies
         We seek long-term capital appreciation by investing primarily in common stocks and other equity securities and we look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We focus our investment strategy on mid- to large-capitalization stocks.

         -----------------------------------------------------------------------

         Permitted Investments
         Under normal market conditions, we invest:

         . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

         . the majority of total assets in issues of companies with market capitalization that falls within, but towards the higher end of, the range of the Russell 1000 Index, an index comprised of the 1,000 largest U.S. companies based on total market capitalization, that is considered a mid- to large-capitalization index (as of December 31, 2000, the median of this index was approximately $4 billion, and is expected to change frequently); and

         . up to 25% of total assets in foreign companies through ADRs and similar investments.

         We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objecive.

         -----------------------------------------------------------------------

         Important Risk Factors
         We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

         You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 42; and the specific risks listed here. They are all important to your investment choice.

28   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

  FOR A SHARE OUTSTANDING

                                                FUND COMMENCED
                                                ON APRIL 12, 1994
                                                ----------------------------------------------------------------
                                                  Dec. 31,    Dec. 31,     Dec. 31,      Dec. 31,     Dec. 31,
For the period ended:                              2000         1999         1998          1997        1996
                                                ----------------------------------------------------------------
Net asset value, beginning of period            $  24.10      $  20.05     $  16.79     $  15.34      $ 12.91

Income from investment operations:
   Net investment income (loss)                     0.00          0.02         0.09         0.19         0.20
   Net realized and unrealized gain (loss)
     on investments                                (2.95)         4.06         4.65         2.48         2.68

Total from investment operations                   (2.95)         4.08         4.74         2.67         2.88

Less distributions:
   Dividends from net investment income             0.00         (0.03)       (0.09)       (0.19)       (0.20)
   Distributions from net realized gain            (2.09)         0.00        (1.39)       (1.03)       (0.25)

Total from distributions                           (2.09)        (0.03)       (1.48)       (1.22)       (0.45)

Net asset value, end of period                  $  19.06      $  24.10     $  20.05     $  16.79      $ 15.34

Total return/1/                                   (13.60%)       20.41%       28.81%       17.33%       22.44%

Ratios/supplemental data:
   Net assets, end of period (000s)             $105,248      $128,495     $100,927       71,944      $33,381

Ratios to average net assets:
   Ratio of expenses to average net assets          1.00%         1.07%        1.04%        0.65%        0.60%
   Ratio of net investment income (loss) to
     average net assets                             0.01%         0.11%        0.51%        1.19%        1.53%

Portfolio turnover                                   67%            54%          69%         124%          95%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                           1.23%         1.27%        1.18%        1.01%        1.12%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

International Equity Fund
--------------------------------------------------------------------------------

         Portfolio Managers: Katherine Schapiro, CFA; Stacey Ho, CFA

         -----------------------------------------------------------------------

         Investment Objective
         The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term.

         -----------------------------------------------------------------------

         Investment Strategies
         We actively manage a diversified portfolio of equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

         We apply a fundamentals-driven, value-oriented analysis to identify companies that we believe have above-average potential for long-term growth. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

         -----------------------------------------------------------------------

         Permitted Investments
         Under normal market conditions, we invest:

         . at least 80% of total assets in equity securities of companies based outside the U.S.;

         .   in a minimum of five countries exclusive of the U.S.;

         .   up to 50% of total assets in any one country;

         .   up to 25% of total assets in emerging markets;

         . in issuers with an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as $250 million; and

         . in equity securities including common stocks and preferred stocks and in warrants, convertible debt securities, ADRs (and similar investments), and shares of other mutual funds.

         Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

         We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

30  Variable Trust Prospectus

________________________________________________________________________________

          Important Risk Factors
          Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

          You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 42, and the specific risks listed here. They are all important to your investment choice.

                                                  Variable Trust Prospectus   31

International Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

   FOR A SHARE OUTSTANDING


                                                          FUND COMMENCED
                                                          ON JULY 3, 2000
                                                         -----------------
                                                               Dec. 31,
For the period ended:                                            2000
                                                         -----------------

Net asset value, beginning of period                          $   10.00

Income from investment operations:
   Net investment income (loss)                                    0.03
   Net realized and unrealized gain (loss)
     on investments                                               (1.06)

Total from investment operations                                  (1.03)

Less distributions:
   Dividends from net investment income                           (0.03)
   Distributions from net realized gains                           0.00

Total from distributions                                          (0.03)

Net asset value, end of period                                $    8.94

Total return (not annualized)/1/                                 (10.33%)

Ratios/supplemental data:
   Net assets, end of period (000s)                           $   1,620

Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                         1.00%
   Ratio of net investment income (loss) to
     average net assets                                            0.98%

Portfolio turnover                                                   19%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses (annualized)/2/                             2.40%


/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

32  Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

         Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA

         -----------------------------------------------------------------------

         Investment Objective
         The Large Company Growth Fund seeks long-term capital appreciation.

         -----------------------------------------------------------------------

         Investment Strategies
         We invest primarily in large domestic companies that we believe have superior growth potential. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which, as of December 31, 2000, was approximately $4 billion, and is expected to change frequently. In selecting securities for the Fund, we seek issuers whose stock we believe is attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market.

         -----------------------------------------------------------------------

         Permitted Investments
         We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest up to 20% of the Fund's total assets in the securities of foreign companies.

         We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

         -----------------------------------------------------------------------

         Important Risk Factors
         We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

         You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 42, and the specific risks listed above. They are all important to your investment choice.

34  Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING


                                                    FUND COMMENCED
                                                    ON SEP. 20, 1999
                                                    ---------------------------

                                                        Dec. 31,      Dec. 31,
For the period ended:                                     2000          1999
                                                    ---------------------------

Net asset value, beginning of period                $     12.03      $  10.00

Income from investment operations:
   Net investment income (loss)                           (0.04)        (0.01)
   Net realized and unrealized gain (loss)
     on investments                                       (0.03)         2.04

Total from investment operations                          (0.07)         2.03

Less distributions:
   Dividends from net investment income                    0.00          0.00
   Distributions from net realized gains                   0.00          0.00

Total from distributions                                   0.00          0.00

Net asset value, end of period                      $     11.96      $  12.03

Total return/1/                                           (0.58%)       20.30%

Ratios/supplemental data:
   Net assets, end of period (000s)                 $   117,885      $ 50,988

Ratios to average net assets/2/:
   Ratio of expenses to average net assets                 1.00%         1.00%
   Ratio of net investment income (loss) to
     average net assets                                   (0.42%)       (0.47%)

Portfolio turnover                                            8%            0%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2,3/                                1.43%         1.43%


/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                   Variable Trust Prospectus  35

Money Market Fund
--------------------------------------------------------------------------------

         Investment Objective
         The Money Market Fund seeks high current income, while preserving capital and liquidity.

         -----------------------------------------------------------------------

         Investment Strategies
         We actively manage a portfolio of U.S. dollar-denominated high-quality money market instruments, including debt obligations. We may also make certain other investments including, for example, repurchase agreements.

         -----------------------------------------------------------------------

         Permitted Investments
         Under normal market conditions, we invest in:

         . at least 75% of total assets in high-quality, short-term obligations of domestic issuers;

         . up to 25% of total assets in high quality, short term debt obligations of foreign issuers; and

         . no more than 25% of total assets in any single industry, subject to certain exceptions. Please refer to the Statement of Additional Information for further details.

         -----------------------------------------------------------------------

         Important Risk Factors
         Although we seek to maintain a stable NAV of $1.00 per share, there is no guarantee that we will be able to do so.

         You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 42; and the specific risks listed here. They are all important to your investment choice.

36  Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                FUND COMMENCED
                                                ON MAY 19, 1994
                                             ----------------------------------------------------------------------------
                                                 Dec. 31,    Dec. 31,         Dec. 31,        Dec. 31,       Dec. 31,
For the period ended:                              2000        1999             1998            1997           1996
                                             ----------------------------------------------------------------------------
Net asset value, beginning of period            $   1.00      $  1.00         $    1.00      $    1.00      $    1.00

Income from investment operations:
   Net investment income (loss)                     0.06         0.04              0.05           0.05           0.05
   Net realized and unrealized gain (loss)
     on investments                                 0.00         0.00              0.00           0.00           0.00

Total from investment operations                    0.06         0.04              0.05           0.05           0.05

Less distributions:
   Dividends from net investment income            (0.06)       (0.04)            (0.05)         (0.05)         (0.05)
   Distributions from net realized gain             0.00         0.00              0.00           0.00           0.00

Total from distributions                           (0.06)       (0.04)            (0.05)         (0.05)         (0.05)

Net asset value, end of period                  $   1.00      $  1.00         $    1.00      $    1.00      $    1.00

Total return/1/                                     5.76%        4.46%             4.77%          5.04%          4.72%

Ratios/supplemental data:
   Net assets, end of period (000s)             $ 53,095      $42,164         $  26,319      $  14,788      $  12,667

Ratios to average net assets:
   Ratio of expenses to average net assets          0.85%        0.86%             0.82%          0.53%          0.51%
   Ratio of net investment income (loss) to
     average net assets                             5.64%        4.45%             4.62%          4.95%          4.64%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                           0.90%        1.07%             1.28%          1.07%          1.22%
-------------------------------------------------------------------------------------------------------------------------

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                    Variable Trust Prospectus 37

Small Cap Growth Fund
--------------------------------------------------------------------------------

         Portfolio Managers: Thomas Zeifang, CFA; Christopher F. Greene

         -----------------------------------------------------------------------

         Investment Objective
         The Small Cap Growth Fund seeks long-term capital appreciation.

         -----------------------------------------------------------------------

         Investment Strategies
         We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. As of December 31, 2000, the range was $3.3 million to $6.1 billion, and it is expected to change frequently. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days.

         We invest in the common stocks of domestic and foreign companies we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

         -----------------------------------------------------------------------

         Permitted Investments
         Under normal market conditions, we invest:

         . at least 65% of total assets in an actively managed,broadly diversified portfolio of small cap, growth-oriented common stocks;

         . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

         . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

         . up to 25% of total assets in foreign companies through ADRs or similar investments.

         This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

         .   pay low or no dividends;

         .   have less market liquidity;

         . have no or relatively short operating histories, or are newly public companies that have recently had their initial public offerings, whose stocks are typically more volatile than stocks of more seasoned companies;

         .   have aggressive capital structures including high debt levels; or

         . are involved in rapidly growing or changing industries and/or new technologies.

         We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

38 Variable Trust Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     Because we may invest in more aggressive securities, our share price may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 42; and the specific risks listed here. They are all important to your investment choice.

Variable Trust Prospectus 39

Small Cap Growth Fund                                      Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                     FUND COMMENCED
                                                     ON MAY 1, 1995
                                                     ---------------------------------------------------------------------------
                                                       Dec. 31,        Dec. 31,      Dec. 31,       Dec. 31,      Dec. 31,
For the period ended:                                    2000            1999          1998           1997          1996
                                                     ---------------------------------------------------------------------------
Net asset value, beginning of period                 $    18.09       $   10.88     $   12.77      $   13.50      $   11.21

Income from investment operations:

   Net investment income (loss)                           (0.08)          (0.04)         0.03           0.01           0.02
   Net realized and unrealized gain (loss)
     on investments                                       (3.71)           7.25         (1.89)          1.24           3.51

Total from investment operations                          (3.79)           7.21         (1.86)          1.25           3.53

Less distributions:
   Dividends from net investment income                    0.00            0.00         (0.03)         (0.01)         (0.02)
   Distributions from net realized gain                   (3.15)           0.00          0.00          (1.59)         (1.22)
   Return of Capital Distribution                         (0.77)           0.00          0.00          (0.38)          0.00

Total from distributions                                  (3.92)           0.00         (0.03)         (1.98)         (1.24)

Net asset value, end of period                       $    10.38       $   18.09     $   10.88      $   12.77      $   13.50

Total return/1/                                          (22.58%)         66.27%       (14.47%)         9.87%         31.47%

Ratios/supplemental data:
   Net assets, end of period (000s)                  $   33,610       $  23,819     $  13,295      $  11,482      $   6,091

Ratios to average net assets:
   Ratio of expenses to average net assets                 1.20%           0.95%         0.80%          0.80%          0.80%
   Ratio of net investment income (loss) to
     average net assets                                   (0.72%)         (0.37%)        0.31%          0.07%          0.16%

Portfolio turnover                                          260%            314%          135%           209%           195%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                                  2.41%           1.94%         1.51%          1.88%          2.82%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

40 Variable Trust Prospectus

                                             This page intentionally left blank
--------------------------------------------------------------------------------

General Investment Risks
--------------------------------------------------------------------------------

         Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including Wells Fargo Variable Trust Funds. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

         . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

         . We cannot guarantee that a Fund will meet its investment objective. With respect to the Money Market Fund, we cannot guarantee that the Fund will be able to maintain a $1.00 per share NAV.

         . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as investment advisors, offer or promise to make good any such losses.

         . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

         . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

         . An investment in a single Fund, by itself, does not constitute a complete investment plan.

         . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

         . Certain Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

         . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). These are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities that are subject to increased interest-rate and credit risk.

42 Variable Trust Prospectus

________________________________________________________________________________

  . The International Equity Fund may enter into foreign currency forward contracts and forward currency exchange contracts ("forward contracts") to try to reduce currency exchange risks to the Fund from foreign securities investments. A forward contract is an obligation to buy or sell a foreign currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

  . The market value of lower-rated debt securities and unrated securities of comparable quality that the Corporate Bond Fund may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated "BBB" by S&P or "Baa" by Moody's, ratings which are considered investment-grade, possess some speculative characteristics.

Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Emerging Market Risk--Emerging markets investing presents special risks, including those arising because emerging markets tend to be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.


                                                  Variable Trust Prospectus   43

General Investment Risks
--------------------------------------------------------------------------------

     Foreign Investment Risk--Foreign investments are subject to various additional risks, including potentially less liquidity and greater price volatility. Additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

     Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers may or may not prepay mortgage loans, which can alter the duration of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--Investments in small companies are subject to additional risks, including the risk that these investments may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

44   Variable Trust Prospectus

________________________________________________________________________________

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                      ASSET     CORPORATE   EQUITY   EQUITY
                                                                                   ALLOCATION      BOND     INCOME   VALUE   GROWTH
INVESTMENT PRACTICE                                        PRINCIPAL RISK(S)
Borrowing Policies
The ability to borrow money for temporary                   Leverage Risk               .           .          .       .       .
purposes (e.g. to meet shareholder redemptions).

Emerging Markets
Securities of companies based in countries considered       Information,
developing or to have "emerging" stock markets.             Political, Regulatory,
Generally, these securities have the same type of           Diplomatic, Liquidity
risks as foreign securities, but to a higher degree.        and Currency Risk

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either    Interest Rate and           .           .
on a schedule or when an index or benchmark changes.        Credit Risk

Foreign Obligations
Debt of a foreign government or corporation or dollar       Information,
denominated debt obligations of foreign branches of         Political, Regulatory,      .           .
U.S. banks or U.S. branches of foreign banks.               Diplomatic, Liquidity
                                                            and Currency Risk

Foreign Securities
Equity securities issued by a non-U.S. company, which       Information,
may be in the form of an ADR or similar investment,         Political, Regulatory,                             .       .       .
or debt securities of a non-U.S. company or foreign         Diplomatic, Liquidity
government.                                                 and Currency Risk

Forward Commitment, When-Issued and
Delayed Delivery Transactions                               Interest Rate,
Securities bought or sold for delivery at a later date or   Leverage, Credit and        .           .
bought or sold for a fixed price at a fixed date.           Experience Risk

                                                                                                       LARGE
                                                                                      INTERNATIONAL   COMPANY   MONEY    SMALL CAP
                                                                                         EQUITY        GROWTH   MARKET    GROWTH
INVESTMENT PRACTICE                                        PRINCIPAL RISK(S)
Borrowing Policies
The ability to borrow money for temporary                   Leverage Risk                   .            .        .          .
purposes (e.g. to meet shareholder redemptions).

Emerging Markets
Securities of companies based in countries considered       Information,
developing or to have "emerging" stock markets.             Political, Regulatory,          .                                .
Generally, these securities have the same type of           Diplomatic, Liquidity
risks as foreign securities, but to a higher degree.        and Currency Risk

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either    Interest Rate and                                     .
on a schedule or when an index or benchmark changes.        Credit Risk

Foreign Obligations
Debt of a foreign government or corporation or dollar       Information,
denominated debt obligations of foreign branches of         Political, Regulatory,                                .
U.S. banks or U.S. branches of foreign banks.               Diplomatic, Liquidity
                                                            and Currency Risk

Foreign Securities
Equity securities issued by a non-U.S. company, which       Information,
may be in the form of an ADR or similar investment,         Political, Regulatory,          .            .                   .
or debt securities of a non-U.S. company or foreign         Diplomatic, Liquidity
government.                                                 and Currency Risk

Forward Commitment, When-Issued and
Delayed Delivery Transactions                               Interest Rate,
Securities bought or sold for delivery at a later date or   Leverage, Credit and
bought or sold for a fixed price at a fixed date.           Experience Risk

                                                   Variable Trust Prospectus  45

General Investment Risks
--------------------------------------------------------------------------------

                                                                                       ASSET     CORPORATE   EQUITY   EQUITY
                                                                                    ALLOCATION      BOND     INCOME   VALUE   GROWTH
INVESTMENT PRACTICE                                          PRINCIPAL RISK(S)
High Yield Securities
Debt securities of lower quality that produce generally       Interest Rate and
higher rates of return. These securities, also known as       Credit Risk
"junk bonds," tend to be more sensitive to economic                                                  .
conditions, more volatile, and less liquid, and are
subject to greater risk of default.

Illiquid Securities
A security which may not be sold or disposed of in            Liquidity Risk
the ordinary course of business within seven days at
approximately the value determined for it by the                                        .            .          .       .       .
Fund. Limited to 15% of total assets, for each Fund,
except the Money Market Fund, which is limited to 10%
of total assets.

Loan Participations
Debt obligations that represent a portion of a larger         Credit Risk
loan made by a bank. Generally sold without guarantee                                                .
or recourse, some participations sell at a discount because
of the borrower's credit problems.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers        Credit,
and financial institutions to increase return on those        Counter-Party and         .            .          .       .       .
securities. Loans may be made up to 1940 Act                  Leverage Risk
limits (currently one-third of total assets including
the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interest        Interest Rate, Credit,    .            .
in pools of consumer loans, such as mortgage loans, car       Prepayment and
loans, credit card debt, or receivables held in trust.        Experience Risk

Options
The right or obligation to receive or deliver a security or   Credit, Information
cash payment depending on the security's price or the         and Liquidity Risk
performance of an index or benchmark. Types of options                                  .                       .       .       .
used may include: options on securities, options on a stock
index, stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,      Market Risk
which will cause Fund shareholders to bear a pro-rata                                   .            .          .       .       .
portion of the other fund's expenses, in addition to the
expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may         Liquidity Risk            .            .          .       .       .
or may not be resold in accordance with Rule 144A
of the Securities Act of 1933.

                                                                                                         LARGE
                                                                                        INTERNATIONAL   COMPANY   MONEY    SMALL CAP
                                                                                           EQUITY        GROWTH   MARKET    GROWTH
INVESTMENT PRACTICE                                          PRINCIPAL RISK(S)
High Yield Securities
Debt securities of lower quality that produce generally       Interest Rate and
higher rates of return. These securities, also known as       Credit Risk
"junk bonds," tend to be more sensitive to economic
conditions, more volatile, and less liquid, and are
subject to greater risk of default.

Illiquid Securities
A security which may not be sold or disposed of in            Liquidity Risk
the ordinary course of business within seven days at
approximately the value determined for it by the                                              .            .        .         .
Fund. Limited to 15% of total assets, for each Fund,
except the Money Market Fund, which is limited to 10%
of total assets.

Loan Participations
Debt obligations that represent a portion of a larger         Credit Risk
loan made by a bank. Generally sold without guarantee
or recourse, some participations sell at a discount because
of the borrower's credit problems.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers        Credit,
and financial institutions to increase return on those        Counter-Party and               .            .        .         .
securities. Loans may be made up to 1940 Act                  Leverage Risk
limits (currently one-third of total assets including
the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interest        Interest Rate, Credit,
in pools of consumer loans, such as mortgage loans, car       Prepayment and
loans, credit card debt, or receivables held in trust.        Experience Risk

Options
The right or obligation to receive or deliver a security or   Credit, Information
cash payment depending on the security's price or the         and Liquidity Risk
performance of an index or benchmark. Types of options                                        .                               .
used may include: options on securities, options on a stock
index, stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,      Market Risk
which will cause Fund shareholders to bear a pro-rata                                         .            .        .         .
portion of the other fund's expenses, in addition to the
expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may         Liquidity Risk                  .            .                  .
or may not be resold in accordance with Rule 144A
of the Securities Act of 1933.

46  Variable Trust Prospectus

________________________________________________________________________________

                                                                                         ASSET    CORPORATE  EQUITY   EQUITY
                                                                                      ALLOCATION     BOND    INCOME   VALUE   GROWTH
INVESTMENT PRACTICE                                              PRINCIPAL RISK(S)
Repurchase Agreements
A transaction in which the seller of a security                   Credit and
agrees to buy back a security at an agreed upon time and price,   Counter-Party Risk       .          .         .       .       .
usually with interest.

Small Company Securities
Investments in small companies, which may be                      Market, Experience                                    .
less liquid and more volatile than investments in                 and Liquidity Risk
larger companies

Stripped Obligations
Securities that give ownership to either future payments          Interest Rate Risk                  .
of interest or a future payment of principal, but not both.
These securities tend to have greater interest rate
sensitivity than conventional debt obligations.

                                                                                                         LARGE
                                                                                        INTERNATIONAL   COMPANY   MONEY    SMALL CAP
                                                                                           EQUITY        GROWTH   MARKET    GROWTH
INVESTMENT PRACTICE                                              PRINCIPAL RISK(S)
Repurchase Agreements
A transaction in which the seller of a security                   Credit and
agrees to buy back a security at an agreed upon time and price,   Counter-Party Risk          .            .        .         .
usually with interest.

Small Company Securities
Investments in small companies, which may be                      Market, Experience          .                               .
less liquid and more volatile than investments in                 and Liquidity Risk
larger companies

Stripped Obligations
Securities that give ownership to either future payments          Interest Rate Risk
of interest or a future payment of principal, but not both.
These securities tend to have greater interest rate
sensitivity than conventional debt obligations.

                                                   Variable Trust Prospectus  47

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                                             BOARD OF TRUSTEES
                                       Supervises the Funds' activities
------------------------------------------------------------------------------------------------------------
  INVESTMENT ADVISOR                                      CUSTODIANS
  Wells Fargo Funds Management, LLC            Wells Fargo Bank Minnesota, N.A.
  525 Market St., San Francisco, CA            6th & Marquette, Minneapolis, MN
  Manages the Funds' investment                Provides safekeeping for the assets of all Funds
  activities                                   except the Asset Allocation Fund
                                               Barclays Global Investors, N.A.
                                               45 Fremont St., San Francisco, CA
                                               Provides safekeeping for the Asset Allocation Fund's assets
-----------------------------------------------------------------------------------------------------------

                                       INVESTMENT SUB-ADVISORS
  Wells Capital Management             Barclays Global Fund                 Peregrine Capital
  Incorporated                         Advisors                             Management, Inc.
  525 Market St.                       45 Fremont St.                       800 LaSalle Ave.
  San Francisco, CA                    San Francisco, CA                    Minneapolis, MN
  (All Funds except as                 (Asset Allocation Fund)              (Large Company
  described at right)                                                       Growth Fund)

                          (Responsible for day-to-day portfolio management)
-----------------------------------------------------------------------------------------------------------

                                                                                TRANSFER
  DISTRIBUTOR                           ADMINISTRATOR                             AGENT

  Stephens Inc.                        Wells Fargo Funds                    Boston Financial Data
  111 Center St.                       Management, LLC                      Services, Inc.
  Little Rock, AR                      525 Market St.                       Two Heritage Dr.
                                       San Francisco, CA                    Quincy, MA

  Markets the Funds                    Manages the                          Maintains records
  and distributes                      Funds' business                      of shares and
  Fund shares                          activities                           supervises the payment
                                                                            of dividends
-----------------------------------------------------------------------------------------------------------
                         PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

                    Advise current and prospective contract holders on Fund investments
-----------------------------------------------------------------------------------------------------------

                                            CONTRACT HOLDERS

48   Variable Trust Prospectus

________________________________________________________________________________

       In the following sections, the percentages shown are the percentages of the average annual net assets of each Fund paid on a monthly basis for the services described.

       The Investment Advisor
       Wells Fargo Funds Management, LLC ("Funds Management") assumed the investment advisory responsibilities for each of the Funds on March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds. As of December 31, 2000, Funds Management and its affiliates provided advisory services for over $151.2 billion in assets.

       For providing these services, Funds Management is entitled to receive the following fees:

          Allocation Fund                                             0.55%

          Corporate Bond Fund                                         0.45%

          Equity Income Fund                                          0.55%

          Equity Value Fund                                           0.55%

          Growth Fund                                                 0.55%

          International Equity Fund                                   0.75%

          Large Company Growth Fund                                   0.55%

          Money Market Fund                                           0.40%

          Small Cap Growth Fund                                       0.75%

       The Sub-Advisors
       Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-advisor for the Funds (except the Asset Allocation and Large Company Growth Funds). In this capacity, it is responsible for the day-to-day investment management activities of the Funds. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of December 31, 2000, WCM provided advisory services for over $87 billion in assets.

       Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Asset Allocation Fund. In this capacity, it is responsible for the model that is used to manage the investment portfolio and the selection of securities for the Fund's portfolio. BGFA was created from the sale of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, to BGI. BGI is one of the world's largest providers of index portfolio management services. As of December 31, 2000, BGI managed or provided investment advice for assets aggregating in excess of $801 billion.

       Peregrine Capital Management, Inc., ("Peregrine") a wholly owned subsidiary of Wells Fargo Bank Minnesota, N.A., is the sub-advisor for the Large Company Growth Fund. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of December 31, 2000, Peregrine managed approximately $10.4 billion in assets.

                                                  Variable Trust Prospectus   49

Organization and Management of the Funds
--------------------------------------------------------------------------------

       The Sub-Advisors are compensated by Funds Management from the advisory fees it receives as described above.

       The Administrator
       Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

       Distribution Plan
       We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Funds' shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays 0.25% of its average annual net assets. These fees are paid out of the Funds' assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

50   Variable Trust Prospectus

Investing in the Funds
--------------------------------------------------------------------------------

       The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

       WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

       Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                  Variable Trust Prospectus   51

Other Information
--------------------------------------------------------------------------------

       Income and Gain Distributions
       Each Fund is treated separately in determining the amounts of distributions of net investment income and distributions of capital gains payable to its shareholders. A Fund's distribution is automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund at NAV or are paid in cash at the election of the Participating Insurance Company.

       The Corporate Bond and Money Market Funds declare any distributions of net investment income daily and pay them monthly. The Asset Allocation, Equity Income and Equity Value Funds declare and pay any distributions of net investment income quarterly. All other Funds declare and pay any distributions of net investment income annually. The Funds make any capital gain distributions at least annually.

       Taxes
       The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and their shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your own tax advisor with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. Federal income taxation of VA Contract or VLI Policy is discussed in the prospectus of your Participating Insurance Company.

       As described in the prospectus of your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in a Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be "adequately diversified." Each Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be "adequately diversified."

       Pricing Fund Shares:
       . As with all mutual fund investments,the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

       . We determine the NAV of each Fund's shares, except the Money Market Fund, each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV for the Money Market Fund each business day at 9:00 a.m. (Pacific time)/11:00 a.m. (Central time). We determine the NAV by subtracting each Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. The Money Market Fund's assets are valued using the amortized cost method. Each other Fund's assets are generally valued at current market prices. For the non-money market Funds, we may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

52   Variable Trust Prospectus

________________________________________________________________________________

       . The non-money market Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday. The Money Market Fund is open for business Monday through Friday, and generally is closed on federal bank holidays.

                                                  Variable Trust Prospectus   53

Table of Predecessors
--------------------------------------------------------------------------------

       The Funds described in this Prospectus were created at the time of the reorganization of the Life & Annuity Trust ("LAT") Family of Funds, advised by Wells Fargo Bank, and the Norwest Select Family of Funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

       Each Fund, unless otherwise indicated below, is an accounting survivor of a former LAT or Norwest Select Funds fund, as indicated in the following Table. The performance histories and financial highlights of each Fund include the performance histories and financial highlights of the predecessor fund.

         Wells Fargo Variable Trust         Predecessor Funds

         Asset Allocation Fund              LAT Asset Allocation Fund

         Corporate Bond Fund                None

         Equity Income Fund                 Norwest Select Income Equity Fund

         Equity Value Fund                  LAT Equity Value Fund

         Growth Fund                        LAT Growth Fund

         International Equity Fund          None

         Large Company Growth Fund          None

         Money Market Fund                  LAT Money Market Fund

         Small Cap Growth Fund              Norwest Select Small Company Stock
                                            Fund

54   Variable Trust Prospectus

Portfolio Managers
--------------------------------------------------------------------------------

       Stephen Biggs, Mr. Biggs co-manages the Growth Fund. He joined WCM in June 1998 as an Equity Analyst on the Core Equity Team and became a Senior Equity Analyst in August 1999, performing independent security analysis, developing earnings models, and preparing industry outlooks for use in portfolio management. Prior to joining WCM, Mr. Biggs was an Equity Analyst since April 1997 with the State of Montana Board of Investments, where he was responsible for analysis supporting the $2 billion equity portion of the state employee retirement fund. From December 1995 through March 1997, he was an Equity Analyst for Sentinel Asset Management. Mr. Biggs earned his BS in Business in 1993 and his MS in Business in 1996, both from San Diego State University. He is a member of AIMR, Security Analysts of San Francisco.

       John S. Dale, CFA, Mr. Dale co-manages the Large Company Growth Fund. He has managed large company growth portfolios, currently totaling assets in excess of $5 billion, and has been a Senior Vice President of Peregrine since 1988, when he joined the firm. Mr. Dale earned his BA in Marketing from the University of Minnesota.

       Gary J. Dunn, CFA, Mr. Dunn co-manages the Equity Income Fund, and co-managed the predecessor portfolio since 1994. He joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. He had been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned a BA in Economics from Carroll College.

       Gregg Giboney, CFA, Mr. Giboney co-manages the Equity Value Fund. He managed the predecessor portfolio since August 1998, and has been with WCM as a member of the Value Equity Team providing security analysis and portfolio management since 1996. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivative management, equity analysis, stable value asset management and as a Portfolio Manager for personal, institutional and trust accounts. Mr. Giboney earned his BS in Accounting and Finance from Washington State University and his MBA from the University of Portland.

       Christopher F. Greene, Mr. Greene co-manages the Small Cap Growth Fund, and co-managed the predecessor portfolio since early 1999. He joined WCM in 1997 as Portfolio Manager and Analyst for the firm's Small Cap Equity Team. He is responsible for fundamental security analysis of small and mid cap growth securities. Before joining WCM, he worked at Hambrecht & Quist, an investment banking firm, as an analyst in the corporate finance department from 1993 to 1996. Mr. Greene earned a BA in Economics from Claremont McKenna College.

       Kelli K. Hill, Ms. Hill co-manages the Growth Fund. She managed the predecessor portfolio since February 1997, when she joined WCM as its Core Equity Team Leader. She also manages institutional equity portfolios and, in her research capacity, specializes in the capital goods and technology sectors. From 1988 to 1997, she was a Portfolio Manager for Wells Fargo Bank, where her responsibilities included portfolio management for high net-worth individuals. Ms. Hill earned a BA in Economics and International Relations from the University of Southern California.

       Stacey Ho, CFA, Ms. Ho co-manages the International Equity Fund. She has been with WCM as an International Equity Portfolio Manager since early 1997. In 1995 and 1996, she was an International Equity Portfolio Manager at Clemente Capital Management, and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over nine years of international equity investment management experience. Ms. Ho earned her BS in Civil Engineering from San Diego State University, her MS in Environmental Engineering from Stanford University and her MBA from the University of California at Los Angeles.

                                                  Variable Trust Prospectus   55

Portfolio Managers
--------------------------------------------------------------------------------

       Daniel J. Kokoszka, CFA, Mr. Kokoszka manages the Corporate Bond Fund. Mr. Kokoszka, as the Managing Director of Global Fixed-income for WCM, is responsible for non-dollar fixed-income investments in major developed countries and U.S. dollar fixed-income investments (Yankee bonds) in emerging markets. He joined the firm in 1998 from Bradford & Marzec, Inc., a Los Angeles-based investment advisor, where he was a Portfolio Manager on the International Portfolio Management Team from 1993 to 1998. Mr. Kokoszka earned a BS in Astronomy from Villanova University, an MS in Mechanical Engineering from George Washington University, and an MBA with emphasis in Finance, Corporate Accounting and Applied Economics from the University of Rochester. He is a Certified Management Accountant and is Certified in Financial Management.

       Gary E. Nussbaum, CFA, Mr. Nussbaum co-manages the Large Company Growth Fund. He has managed large company growth portfolios, currently totaling assets in excess of $5 billion, and has been a Growth Equity Style Portfolio Manager for Peregrine, where he is currently a Senior Vice President, since 1990. Mr. Nussbaum earned his Bachelors of Business Administration from the University of Wisconsin and his MBA from the University of Wisconsin.

       David L. Roberts, CFA, Mr. Roberts co-manages the Equity Income Fund and co-managed the predecessor portfolio since 1994, and also managed the predecessor's predecessor collective investment trust since 1986. He joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980, and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.

       Katherine Schapiro, CFA, Ms. Schapiro co-manages the International Equity Fund, and she is the Managing Director of the International Equity team for WCM. As team leader, she manages international equity funds and portfolios for the firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 19 years of investment experience includes investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro earned her BA in Spanish Literature from Stanford University. She is a past President of the Security Analysts of San Francisco.

       Allan White, Mr. White co-manages the Equity Value Fund. He joined WCM as Managing Director of the Value Equity Strategy Team in January 2000. He is responsible for the day-to-day management of the Fund, and for the co-direction of the stock selection process for the Team. Prior to joining WCM, Mr. White was a Principal at Olympic Capital Management, Inc. since 1993, and in his role as Senior Portfolio Manager he was responsible for all portfolio investment decisions. From 1981 to 1993, Mr. White was a Vice President and Senior Portfolio Manager at Robert E. Torrey & Co., Inc. He has managed value equity portfolios for over 11 years.

       Thomas Zeifang, CFA, Mr. Zeifang co-manages the Small Cap Growth Fund, and co-managed the predecessor portfolio since early 1998. He joined WCM in 1997 and is currently the Managing Director of the Small Cap Equity Team. As strategy leader, he is responsible for fundamental security analysis. Prior to WCM, he was a Small Cap Equity Portfolio Manager from 1995 to 1997 at Wells Fargo Bank. He was a Financial Analyst from 1993 to 1995 at Fleet Investment Advisors, based in Rochester, NY. Mr. Zeifang earned a BS in Business Administration from St. Bonaventure University and an MBA in Finance from the University of Rochester's Simon School of Business.

56  Variable Trust Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

       American Depository Receipts ("ADRs")
       Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

       Asset-Backed Securities
       Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

       Below Investment-Grade
       Debt securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or unrated securities of comparable quality, including debt securities that are in default. These debt securities are generally considered to be "speculative or high risk."

       Business Day
       Any day the New York Stock Exchange is open is a business day for the non-money market Funds. The Money Market Fund is open for business Monday through Friday and generally is closed on federal bank holidays.

       Capital Appreciation, Capital Growth
       An increase in the value of a security. See also "total return."

       Capitalization
       When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

       Capital Structure
       Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

       Collateralized Mortgage Obligations ("CMOs")
       Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

       Convertible Debt Securities
       Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

       Current Income
       Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

       Debt Securities
       Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

       Derivatives
       Securities whose values are derived in part from the value of another security or index. An example is a stock option.

                                                  Variable Trust Prospectus   57

Glossary
--------------------------------------------------------------------------------

       Distributions
       Dividends and/or capital gains paid by a Fund on its shares.

       Diversified
       A diversified fund, as defined by the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to follow such investment policies.

       Dollar-Denominated
       Securities issued by foreign banks, companies or governments in U.S. dollars.

       Duration
       A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

       Emerging Markets
       Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less-stable currencies than markets in the developed world.

       FDIC
       The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

       Hedge
       Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

       Illiquid Security
       A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

       Initial Public Offering
       The first time a company's stock is offered for sale to the public.

       Investment-Grade Securities
       A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

       Liquidity
       The ability to readily sell a security at a fair price.

       Money Market Instruments
       High-quality short-term instruments meeting the requirements of Rule 2a-7under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

       Moody's
       A nationally recognized ratings organization.

58  Variable Trust Prospectus

________________________________________________________________________________

       Net Asset Value ("NAV")
       The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

       Options
       An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

       Repurchase Agreement
       An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

       Russell 1000 Index
       An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid- to large capitalization index.

       Russell 2000 Index
       An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

       S&P, S&P 500 Index
       Standard & Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

       Statement of Additional Information
       A document that supplements the disclosure made in the Prospectus.

       Total Return
       The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

       Turnover Ratio
       The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

       Undervalued
       Describes a stock that is believed to be worth more than its current price.

       U.S. Government Obligations
       Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       Warrants
       The right to buy a stock for a set price at a set time.

       Weighted Average Maturity
       The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


                                                  Variable Trust Prospectus   59

       YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:


       STATEMENT OF ADDITIONAL INFORMATION
       supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

       ANNUAL/SEMI-ANNUAL REPORTS
       provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

       THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

       Call: 1-800-222-8222, option 5;

       Write to:
       Well Fargo Funds
       PO Box 8266
       Boston, MA 02266-8266; or

       Visit the SEC's website at http://www.sec.gov


       REQUEST COPIES FOR A FEE BY WRITING TO:
       SEC Public Reference Room
       Washington, DC 20549-6009; or
       by electronic request at publicinfo@sec.gov
       Call: 1-800-SEC-0330 for details

P017 (Rev.5/01)
 ICA Reg. No.                                                  [LOGO]
 811-09255                                             Printed on Recycled Paper

            -----------------------------------------------------
            NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
            -----------------------------------------------------

                                                              [WELLS FARGO LOGO]

WELLS FARGO VARIABLE
TRUST FUNDS


                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Asset Allocation Fund

Corporate Bond Fund

Equity Income Fund

Equity Value Fund

Growth Fund

International Equity Fund

Large Company Growth Fund

Small Cap Growth Fund

                                                                           May 1
                                                                            2001

                        [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                           Variable Trust Funds
--------------------------------------------------------------------------------

Overview                                  Objectives and Principal Strategies             4

This section contains important           Summary of Important Risks                      6
summary information about the             Performance History                             9
Funds.                                    Key Information                                16

-------------------------------------------------------------------------------------------
The Funds                                 Asset Allocation Fund                          18

This section contains important           Corporate Bond Fund                            22
information about the individual          Equity Income Fund                             24
Funds.                                    Equity Value Fund                              26
                                          Growth Fund                                    28
                                          International Equity Fund                      30
                                          Large Company Growth Fund                      34
                                          Small Cap Growth Fund                          36
                                          General Investment Risks                       40
                                          Organization and Management
                                          of the Funds                                   46

-------------------------------------------------------------------------------------------
Your Investment                           Investing in the Funds                         49

Turn to this section for
information on how to buy
and sell Fund shares.

-------------------------------------------------------------------------------------------
Reference                                 Other Information                              50

Look here for additional                  Table of Predecessors                          51
information and term                      Portfolio Managers                             52
definitions.
                                          Glossary                                       54

Variable Trust Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

  FUND                             OBJECTIVE

  Asset Allocation Fund            Seeks long-term total return, consistent with
                                   reasonable risk.

  Corporate Bond Fund              Seeks a high level of current income,
                                   consistent with reasonable risk.

  Equity Income Fund               Seeks long-term capital appreciation and
                                   above-average dividend income.

  Equity Value Fund                Seeks long-term capital appreciation.

  Growth Fund                      Seeks long-term capital appreciation.

  International Equity Fund        Seeks total return, with an emphasis on
                                   capital appreciation, over the long term.

  Large Company Growth             Seeks long-term capital appreciation.
  Fund

  Small Cap Growth Fund            Seeks long-term capital appreciation.

4   Variable Trust Prospectus

________________________________________________________________________________

PRINCIPAL STRATEGIES

We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of such indexes. We use an asset allocation model to allocate and reallocate assets among common stocks (Standard & Poor's 500 Composite Stock Index ("S&P 500 Index")), U.S. Treasury bonds (Lehman Brothers 20+ Year Treasury Index) and money market instruments. We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation, but rather a measure of the level of risk tolerance of the Fund. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

We invest primarily in investment-grade corporate debt securities of any maturity. Under normal market conditions, we expect to maintain a dollar-weighted average maturity for the portfolio of between 10 and 15 years. We may also invest in U.S. Government obligations, and up to 25% of our assets in below investment-grade securities.

We invest in the common stocks of large domestic companies that we believe have above-average return potential and above-average dividend income. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

We invest in equity securities that we believe are undervalued in relation to the overall stock markets, or in relation to other quantitative and qualitative measures.

We invest in common stocks and other equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 1000 Index, which is considered a mid- to large- capitalization index. We buy stocks of companies that have a strong earnings growth trend and that we believe have above-average prospects for future growth or are undervalued.

We invest in equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities held by the Fund will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. We apply a fundamentals-driven, value-oriented analysis to identify companies that we believe have above-average potential for long-term growth and total return capabilities.

We invest in the common stocks of large domestic companies that have superior growth potential. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

We invest in common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index, which is considered a small capitalization index. We invest in the common stocks of domestic and foreign issuers that we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

                                                   Variable Trust Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. All are important to your investment choice. Additional information about these and other risks is included in:

 .  the individual Fund Descriptions later in this Prospectus;

 .  under the "General Investment Risks"section beginning on page 40;and

 .  in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.


  COMMON RISKS FOR THE FUNDS

  Equity Securities
  Certain Funds invest in equity securities, which are subject to equity market risk. This is the risk that stocks prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Stocks of smaller or medium-sized companies tend to be more volatile and less liquid than those of larger companies.

  Debt Securities
  Certain Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

  Foreign Investments
  Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6  Variable Trust Prospectus

________________________________________________________________________________

FUND                   SPECIFIC RISKS

                       We use an investment model that seeks undervalued asset classes. There is no guarantee that the asset allocation model will make accurate determinations or that an asset class we believe is undervalued will perform as expected.
Asset Allocation Fund  We may incur higher-than-average portfolio turnover resulting from allocation shifts recommended by the model. Portfolio turnover increases transaction costs and may trigger capital gains.

                       We may invest in debt securities that are in low or below
                       investment-grade categories, or are unrated or in default
                       at the time of purchase. Such debt securities have a much
                       greater risk of default (or in the case of bonds
                       currently in default, of not returning principal) and are
                       more volatile than higher-rated securities of similar
Corporate Bond Fund    maturity. The value of such debt securities is affected
                       by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Equity Income Fund     Stocks selected for their higher dividend yields may be
                       more sensitive to interest rate changes than other stocks.

                       There is no guarantee that securities that are believed
                       to be "undervalued" will perform as expected. Stocks of
                       smaller, medium-sized and foreign companies may be more
                       volatile and less liquid than other securities. In
Equity Value Fund      addition, at times, the overall market or the market
                       for growth stocks may outperform value stocks.

                       We select stocks for this Fund based in part on their
                       prospects for future earnings, which may not grow as
                       expected.  In addition, at times, the overall market or
Growth Fund            the market for value stocks may outperform growth stocks.

                       Foreign investments are subject to additional risks,
                       including potentially less liquidity and greater price
                       volatility. These additional risks include those
                       related to adverse political, regulatory, market or
                       economic developments, and foreign
                       markets can and often do perform differently from U.S.
                       markets. Direct investment in foreign securities involves
International Equity   exposure to fluctuations in foreign currency exchange
Fund                   rates, withholding or International Equity Fund
                       other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.
                       Emerging market countries are often dependent on international trade and are therefore

                                                    Variable Trust Prospectus  7

Summary of Important Risks
--------------------------------------------------------------------------------

  FUND                         SPECIFIC RISKS

                               often vulnerable to events in other countries.
                               They may have less developed financial systems
                               and volatile currencies and may be more sensitive
                               than more mature markets to a variety of economic
International Equity Fund      factors. Emerging market securities may also be
(continued)                    less liquid than securities of more developed
                               countries, which may make them more difficult to sell, particularly during a market downturn.

                               We select stocks for this Fund based in part on
                               their prospects for future earnings, which may
                               not grow as expected. In addition, at times, the
Large Company Growth Fund      overall market or the market for value stocks
                               may outperform growth stocks.

                               We may invest in companies that pay low or no
                               dividends, have less market liquidity, have no
                               or relatively short operating histories, or are
                               newly public companies. Some of these companies
                               have aggressive capital structures, including
                               high debt levels, or are involved in rapidly
                               growing or changing industries and/or new
                               technologies. Because we may invest in more
Small Cap Growth Fund          aggressive securities, share prices may rise
                               and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.
                               We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

8  Variable Trust Prospectus

Performance History
--------------------------------------------------------------------------------

    The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns since inception and for one- and five-year periods (as applicable) are compared to the performance of an appropriate broad-based index (or indexes). Please remember that past performance is no guarantee of future results. The performance for the Funds in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

    The International Equity Fund has been in operation for less than a calendar year and therefore, performance information is not reported for the Fund.

    Asset Allocation Fund Calendar Year Returns (%)

                                    [GRAPH]

        '95        28.95
        '96        11.46
        '97        20.88
        '98        25.26
        '99         9.33
        '00         1.02


Best Qtr.: Q4 '98 . 15.86%            Worst Qtr.:   Q3 '98 . -5.38%

    Average annual total return (%)
                                                                        Since
    for the period ended 12/31/00                 1 year    5 years   Inception

    WFVT Asset Allocation Fund (Incept. 4/15/94)    1.02      13.26      14.15

    S&P 500 Index/1/                               -9.11      18.33      19.78

    LB 20+ Year Treasury Index/2/                  21.50       7.40       7.53

/1/ S&P 500 is a registered trademark of Standard & Poor's.
/2/ Lehman Brothers 20+ Year Treasury Index.

                                                   Variable Trust Prospectus   9

Performance History
--------------------------------------------------------------------------------

     Corporate Bond Fund Calendar Year Returns (%)

                                    [GRAPH]

          '00     10.22

     Best Qtr.: Q4 '00 . 4.41%          Worst Qtr.: Q2  '00 . -0.08%

      Average annual total return (%)
                                                                     Since
      for the period ended 12/31/00                 1 year         Inception

      WFVT Corporate Bond Fund (Incept. 9/20/99)     10.22            7.71

      LB U.S. Credit Index/1/                         9.39            9.02

     /1/ Lehman Brothers U.S. Credit Index.

10  Variable Trust Prospectus

--------------------------------------------------------------------------------

     Equity Income Fund Calendar Year Returns (%)

                                    [GRAPH]

          '97       26.90
          '98       18.42
          '99        7.90
          '00        2.33

     Best Qtr.: Q4 `98 . 15.63%    Worst Qtr.: Q3 `98 . -9.73%

       Average annual total return (%)
                                                                   Since
       for the period ended 12/31/00                 1 year      Inception

       WFVT Equity Income Fund (Incept. 5/6/96)       2.33         13.79

       S&P 500 Index/1/                              -9.11         18.05

       Russell 1000 Value Index                       7.01         16.74

     /1/ S&P 500 is a registered trademark of Standard & Poor's.

                                                   Variable Trust Prospectus  11

Performance History
--------------------------------------------------------------------------------

     Equity Value Fund Calendar Year Returns (%)

                                    [GRAPH]

          '99       -2.48
          '00        5.78

     Best Qtr.: Q2 `99 . 10.87%    Worst Qtr.: Q3 `99 . -13.64%

       Average annual total return (%)
                                                                   Since
       for the period ended 12/31/00                 1 year      Inception

       WFVT Equity Value Fund (Incept. 5/1/98)        5.78         -0.27

       S&P 500 Index/1/                              -9.11          7.72

       Russell 1000 Value Index                       7.01          6.46

     /1/ S&P 500 is a registered trademark of Standard & Poor's.

12   Variable Trust Prospectus

--------------------------------------------------------------------------------

     Growth Fund Calendar Year Returns (%)

                                    [GRAPH]

          '95       29.19
          '96       22.44
          '97       17.33
          '98       28.81
          '99       20.41
          '00      -13.60

     Best Qtr.: Q4 `98 . 22.93%     Worst Qtr.: Q4 `00 . -12.65%

       Average annual total return (%)
                                                                       Since
       for the period ended 12/31/00             1 year    5 years   Inception
                                                                        year
       WFVT Growth Fund (Incept. 4/12/94)        -13.60     14.00      15.27
       S&P 500 Index/1/                           -9.11     18.33      19.78

     /1/ S&P 500 is a registered trademark of Standard & Poor's.

                                                   Variable Trust Prospectus  13

Performance History
--------------------------------------------------------------------------------

     Large Company Growth Fund Calendar Year Returns (%)

                                    [GRAPH]

          '00       -0.58

     Best Qtr.: Q1 `00 . 11.64%     Worst Qtr.: Q4 `00 . -9.05%

       Average annual total return (%)
                                                                       Since
       for the period ended 12/31/00                       1 year    Inception

       WFVT Large Company Growth Fund (Incept. 9/20/99)     -0.58       14.91

       S&P 500 Index/1/                                     -9.11        3.52

     /1/ S&P 500 is a registered trademark of Standard & Poor's.

14   Variable Trust Prospectus

--------------------------------------------------------------------------------

     Small Cap Growth Fund Calendar Year Returns (%)

                                    [GRAPH]

          '96       31.47
          '97        9.87
          '98      -14.47
          '99       66.27
          '00      -22.58

     Best Qtr.: Q4 `99 . 67.19%    Worst Qtr.: Q4 `00 . -31.16%

       Average annual total return (%)
                                                                         Since
       for the period ended 12/31/00                  1 year  5 years  Inception

       WFVT Small Cap Growth Fund (Incept. 5/01/95)   -22.58    9.70     11.38

       Russell 2000 Index                              -3.02   10.31     12.63


                                                   Variable Trust Prospectus  15

Key Information
--------------------------------------------------------------------------------

     In this Prospectus,"we" generally means Wells Fargo Variable Trust, or Wells Fargo Funds Management, the Funds' investment advisor. "We" may also refer to the Funds' other service providers. "You" means the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tell you:

     .  what the Fund is trying to achieve;

     .  how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an on-going basis.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

16   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Asset Allocation Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

     ---------------------------------------------------------------------------

     Investment Strategies
     We allocate and reallocate assets among common stocks, U.S. Treasury Bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

     ---------------------------------------------------------------------------

     Permitted Investments
     The asset classes we invest in are:

     . Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index in an effort to match the total return of the S&P 500 Index as closely as possible;

     . Bond Investments--We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Year Treasury Index. Bonds in this Index have remaining maturities of twenty years or more; and

     . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

     In addition, under normal market conditions, we may invest:

     . In call and put options on stock indexes, stock index futures, options on stock index futures, and interest rate futures contracts as a substitute for a comparable market position in stocks or bonds; and

     . Up to 25% of total assets in foreign obligations qualifying as money market investments.

     We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation, but rather a measure of the level of risk tolerance for the Fund.

     We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time.

     We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund' s objective.

18   Variable Trust Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     We use an investment model that seeks undervalued asset classes. There is no guarantee that the asset allocation model will make accurate determinations or that an asset class we believe is undervalued will perform as expected. We may incur higher-than-average portfolio turnover resulting from allocation shifts recommended by the model. Portfolio turnover increases transaction costs and may trigger capital gains.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 40; and the specific risks listed here. They are all important to your investment choice.

                                                  Variable Trust Prospectus   19

Asset Allocation Fund                                       Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

  FOR A SHARE OUTSTANDING
                                                         FUND COMMENCED
                                                         ON APRIL 15, 1994
                                                         -------------------------------------------------------------
                                                         Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
  For the period ended:                                    2000         1999         1998         1997         1996
                                                         -------------------------------------------------------------
  Net asset value, beginning of period                   $   14.42    $   13.45    $   11.99    $  11.42     $  11.27

  Income from investment operations:
    Net investment income (loss)                              0.31         0.27         0.34        0.60         0.56
    Net realized and unrealized gain (loss)
      on investments                                         (0.13)        0.97         2.60        1.73         0.69

  Total from investment operations                            0.18         1.24         2.94        2.33         1.25

  Less distributions:
    Dividends from net investment income                     (0.31)       (0.26)       (0.34)      (0.60)       (0.56)
    Distributions from net realized gain                     (0.47)       (0.01)       (1.14)      (1.16)       (0.54)

  Total from distributions                                   (0.78)       (0.27)       (1.48)      (1.76)       (1.10)

  Net asset value, end of period                         $   13.82    $   14.42    $   13.45    $  11.99     $  11.42

  Total return/1/                                             1.02%        9.33%       25.26%      20.88%       11.46%

  Ratios/supplemental data:
    Net assets, end of period (000s)                     $ 270,278    $ 240,671    $ 156,241    $ 86,506     $ 51,797

  Ratios to average net assets:
    Ratio of expenses to average net assets                   1.00%        0.97%        0.92%       0.80%        0.69%
    Ratio of net investment income (loss)
      to average net assets                                   2.19%        2.05%        2.62%       5.20%        5.34%

  Portfolio turnover                                            48%          30%          29%        156%           4%

  Ratio of expenses to average net
    assets prior to waived fees and
    reimbursed expenses/2/                                    1.12%        1.17%        1.11%       0.85%        0.80%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

20   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

                                                  Variable Trust Prospectus   21

Corporate Bond Fund
--------------------------------------------------------------------------------

     Portfolio Manager:   Daniel J. Kokoszka, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Corporate Bond Fund seeks a high level of current income, consistent with reasonable risk.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek a high level of current income by actively managing a diversified portfolio consisting primarily of corporate debt securities. When purchasing these securities we consider, among other things, the yield differences for various corporate sectors, and the current economic cycle's potential effect on the various types of bonds. We may invest in securities of any maturity. Under normal market conditions, we expect to maintain a dollar-weighted average maturity for the portfolio securities of between 10 and 15 years. We also may invest in U.S. Government obligations.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     .  at least 65% of total assets in corporate debt securities;

     .  up to 35% of total assets in U.S.Government obligations;

     . up to 25% of total assets in debt securities that are below investment-grade; and

     .  up to 25% of total assets in debt securities of foreign issuers.

     We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

     ---------------------------------------------------------------------------

     Important Risk Factors
     We may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated or unrated debt securities may be less liquid and more diffi cult to value than higher-rated securities.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 40; and the specific risks listed here. They are all important to your investment choice.

22   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

  FOR A SHARE OUTSTANDING
                                                         FUND COMMENCED
                                                         ON SEP. 20, 1999
                                                         ---------------------------
                                                           Dec. 31,         Dec. 31,
  For the period ended:                                      2000            1999
                                                         ---------------------------
  Net asset value, beginning of period                   $    9.82         $   10.00

  Income from investment operations:
    Net investment income (loss)                              0.64              0.16
    Net realized and unrealized gain (loss)
      on investments                                          0.32             (0.18)

  Total from investment operations                            0.96             (0.02)

  Less distributions:
    Dividends from net investment income                     (0.64)            (0.16)
    Distributions from net realized gains                     0.00              0.00

  Total from distributions                                   (0.64)            (0.16)

  Net asset value, end of period                         $   10.14         $    9.82

  Total return/1/                                            10.22%            (0.16)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                     $  71,957         $  68,423

  Ratios to average net assets/2/:
    Ratio of expenses to average net assets                   0.90%             0.90%
    Ratio of net investment income (loss) to
      average net assets                                      6.53%             5.87%

  Portfolio turnover                                           100%               59%

  Ratio of expenses to average net
    assets prior to waived fees and
    reimbursed expenses/2,3/                                  1.25%             1.25%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total Returns for periods of less than one year are not annualized.
/2/ Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   23

Equity Income Fund
--------------------------------------------------------------------------------

        Portfolio Managers:  David L. Roberts, CFA; Gary J. Dunn, CFA

        ------------------------------------------------------------------------

        Investment Objective
        The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

        ------------------------------------------------------------------------

        Investment Strategies
        We invest primarily in common stocks of large domestic companies that we believe have above- average return potential based on current market valuations.We primarily emphasize investments in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index.

        ------------------------------------------------------------------------

        Permitted Investments
        Under normal market conditions, we invest:

        .  at least 65% of total assets in income-producing equity securities;
           and

        . primarily in issues of companies with market capitalization greater than the median of the Russell 1000 Index (as of December 31, 2000, this median was approximately $4 billion; the median is expected to change frequently).

        We may invest in preferred stocks, convertible debt securities, and securities of foreign companies.
        We will normally limit our investment in a single issuer to 10% or less of our total assets.

        We may from time to time take temporary defensive positions that are inconsistent with the Fund' s principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

        ------------------------------------------------------------------------

        Important Risk Factors
        Stocks selected for their higher dividend yields may be more sensitive to interest rate changes than other stocks.

        You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 40; and any specific risks listed here. They are all important to your investment choice.

24    Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which,along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

 FOR A SHARE OUTSTANDING

                                                                       FUND COMMENCED
                                                                       ON MAY 6, 1996
                                                                      --------------------------------------------------------------
                                                                       Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,    Dec. 31,
For the period ended:                                                    2000       1999       1998       1997        1996
                                                                      --------------------------------------------------------------
Net asset value, beginning of period                                   $  17.09   $  16.00    $ 13.68    $ 10.91      $10.00

Income from investment operations:
   Net investment income (loss)                                            0.17       0.17       0.18       0.14        0.08
   Net realized and unrealized gain (loss) on investments                  0.21       1.09       2.34       2.79        0.92

Total from investment operations                                           0.38       1.26       2.52       2.93        1.00

Less distributions:
   Dividends from net investment income                                   (0.17)     (0.17)     (0.18)     (0.14)      (0.08)
   Distributions from net realized gain                                   (0.29)      0.00      (0.02)     (0.02)      (0.01)

Total from distributions                                                  (0.46)     (0.17)     (0.20)     (0.16)      (0.09)

Net asset value, end of period                                         $  17.01   $  17.09    $ 16.00    $ 13.68      $10.91

Total return/1/                                                            2.33%      7.90%     18.42%     26.90%       9.95%

Ratios/supplemental data:
   Net assets, end of period (000s)                                    $113,350   $127,793    $86,069    $39,888      $9,415

Ratios to average net assets/2/:
   Ratio of expenses to average net assets                                 1.00%      0.86%      0.80%      0.80%       0.80%
   Ratio of net investment income (loss) to
     average net assets                                                    1.02%      1.16%      1.47%      1.85%       2.31%

Portfolio turnover                                                            4%         5%         1%         3%          4%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2,3/                                                1.17%      1.12%      1.10%      1.34%       2.51%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.

/2/  Ratios shown for periods of less than one year are annualized.

/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                   Variable Trust Prospectus  25

Equity Value Fund
--------------------------------------------------------------------------------

        Portfolio Managers:  Allan White; Gregg Giboney, CFA

        ------------------------------------------------------------------------

        Investment Objective
        The Equity Value Fund seeks long-term capital appreciation.

        ------------------------------------------------------------------------

        Investment Strategies
        We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are selected based on their low valuations, as measured against the stock market as a whole or against the individual stock's own price history. In addition, we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their future market value.
        ------------------------------------------------------------------------

        Permitted Investments
        Under normal market conditions, we invest:

        . primarily in common stocks of both large,well-established companies and smaller companies with market capitalization exceeding $500 million at the time of purchase; and

        . up to 25% of total assets in foreign companies through ADRs and similar investments.

        We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stocks and warrants.

        We may from time to time take temporary defensive positions that are inconsistent with the Fund' s principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund' s objective.

        ------------------------------------------------------------------------

        Important Risk Factors
        There is no guarantee that securities that are believed to be "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using the value approach may be more volatile and less liquid than other securities. In addition, at times, the overall market or the market for growth stocks may outperform value stocks.

        You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 40, and the specific risks listed here.They are all important to your investment choice.

26   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund' s annual report.

FOR A SHARE OUTSTANDING

                                                                         FUND COMMENCED
                                                                         ON MAY 1, 1998
                                                                       -------------------------------------------------------------
                                                                         Dec. 31,                Dec. 31,               Dec. 31,
For the period ended:                                                      2000                    1999                   1998
                                                                       -------------------------------------------------------------
Net asset value, beginning of period                                     $  9.23                 $  9.55                $ 10.00

Income from investment operations:
   Net investment income (loss)                                             0.07                    0.08                   0.07
   Net realized and unrealized gain (loss) on investments                   0.46                   (0.32)                 (0.45)

Total from investment operations                                            0.53                   (0.24)                 (0.38)

Less distributions:
   Dividends from net investment income                                    (0.06)                  (0.08)                 (0.07)
   Distributions from net realized gains                                    0.00                    0.00                   0.00

Total from distributions                                                   (0.06)                  (0.08)                 (0.07)

Net asset value, end of period                                           $  9.70                 $  9.23                $  9.55

Total return/1/                                                             5.78%                  (2.48%)                (3.76%)

Ratios/supplemental data:
   Net assets, end of period (000s)                                      $47,013                 $26,567                $11,072

Ratios to average net assets/2/:
   Ratio of expenses to average net assets                                  1.00%                   1.06%                  1.09%
   Ratio of net investment income (loss) to
      average net assets                                                    0.78%                   0.96%                  1.54%

Portfolio turnover                                                           124%                    139%                    27%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2,3/                                 1.56%                   1.53%                  2.52%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   27

Growth Fund
--------------------------------------------------------------------------------

        Portfolio Managers:  Kelli Hill; Stephen Biggs

        ------------------------------------------------------------------------

        Investment Objective
        The Growth Fund seeks long-term capital appreciation.

        ------------------------------------------------------------------------

        Investment Strategies
        We seek long-term capital appreciation by investing primarily in common stocks and other equity securities and we look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We focus our investment strategy on mid- to large-capitalization stocks.
        ------------------------------------------------------------------------

        Permitted Investments
        Under normal market conditions, we invest:

        . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

        . the majority of total assets in issues of companies with market capitalization that falls within, but towards the higher end of, the range of the Russell 1000 Index,an index comprised of the 1,000 largest U.S. companies based on total market capitalization, that is considered a mid- to large-capitalization index (as of December 31, 2000,the median of this index was approximately $4 billion, and is expected to change frequently); and

        . up to 25% of total assets in foreign companies through ADRs and similar investments.

        We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.
        ------------------------------------------------------------------------

        Important Risk Factors
        We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

        You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 40; and the specific risks listed here. They are all important to your investment choice.

28   Variable Trust Prospectus

                                                         Financial Highlights
------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                                  FUND COMMENCED
                                                                  ON APRIL 12,1994
                                                               ---------------------------------------------------------------------
                                                                 Dec. 31,      Dec. 31,     Dec. 31,    Dec. 31,         Dec. 31,
For the period ended:                                              2000          1999         1998        1997             1996
                                                               ---------------------------------------------------------------------
Net asset value, beginning of period                            $   24.10      $  20.05     $  16.79    $ 15.34           $ 12.91

Income from investment operations:
   Net investment income (loss)                                      0.00          0.02         0.09       0.19              0.20
   Net realized and unrealized gain (loss) on investments           (2.95)         4.06         4.65       2.48              2.68

Total from investment operations                                    (2.95)         4.08         4.74       2.67              2.88

Less distributions:
   Dividends from net investment income                             0.00          (0.03)       (0.09)     (0.19)            (0.20)
   Distributions from net realized gain                            (2.09)          0.00        (1.39)     (1.03)            (0.25)

Total from distributions                                           (2.09)         (0.03)       (1.48)     (1.22)            (0.45)

Net asset value, end of period                                  $  19.06       $  24.10     $  20.05    $ 16.79           $ 15.34

Total return/1/                                                   (13.60%)        20.41%       28.81%     17.33%            22.44%

Ratios/supplemental data:
   Net assets, end of period (000s)                             $105,248       $128,495     $100,927    $71,944           $33,381

Ratios to average net assets:
   Ratio of expenses to average net assets                          1.00%          1.07%        1.04%      0.65%             0.60%
   Ratio of net investment income (loss) to                         0.01%          0.11%        0.51%      1.19%             1.53%
      average net assets

Portfolio turnover                                                    67%            54%          69%       124%               95%

Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/2/                        1.23%          1.27%        1.18%      1.01%             1.12%


/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   29

International Equity Fund
--------------------------------------------------------------------------------

        Portfolio Managers: Katherine Schapiro, CFA; Stacey Ho, CFA

        ------------------------------------------------------------------------

        Investment Objective
        The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term.

        ------------------------------------------------------------------------

        Investment Strategies
        We actively manage a diversified portfolio of equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

        We apply a fundamentals-driven, value-oriented analysis to identify companies that we believe have above-average potential for long-term growth. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

        ------------------------------------------------------------------------

        Permitted Investments
        Under normal market conditions, we invest:

        . at least 80% of total assets in equity securities of companies based outside the U.S.;

        .  in a minimum of five countries exclusive of the U.S.;

        .  up to 50% of total assets in any one country;

        .  up to 25% of total assets in emerging markets;

        . in issuers with an average market capitalization of $10 billion or more,although we may invest in equity securities of issuers with market capitalization as low as $250 million; and

        . in equity securities including common stock, and preferred stocks, and in warrants,convertible debt securities, ADRs (and similar investments), and shares of other mutual funds.

        Although it is not our intention to do so, we reserve the right to hedge the portfolio' s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

        We may from time to time take temporary defensive positions that are inconsistent with the Fund' s principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund' s objective.

30   Variable Trust Prospectus

--------------------------------------------------------------------------------

        Important Risk Factors
        Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

        You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 40, and the specific risks listed here.They are all important to your investment choice.

                                                   Variable Trust Prospectus  31

International Equity Fund                                   Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.


    FOR A SHARE OUTSTANDING

                                                                FUND COMMENCED
                                                                ON JULY 3, 2000
                                                                ---------------
     For the period ended:                                         Dec. 31,
                                                                     2000
                                                                ---------------
     Net asset value, beginning of period                           $10.00

     Income from investment operations:
      Net investment income (loss)                                    0.03
      Net realized and unrealized gain (loss)
       on investments                                                (1.06)

     Total from investment operations                                (1.03)

     Less distributions:
      Dividends from net investment income                           (0.03)
      Distributions from net realized gains                           0.00

     Total from distributions                                        (0.03)

     Net asset value, end of period                                 $ 8.94

     Total return (not annualized)/1/                               (10.33%)

     Ratios/supplemental data:
      Net assets, end of period (000s)                             $ 1,620

     Ratios to average net assets (annualized):
      Ratio of expenses to average net assets                         1.00%
      Ratio of net investment income (loss) to
       average net assets                                             0.98%

     Portfolio turnover                                                 19%

     Ratio of expenses to average net
      assets prior to waived fees and
      reimbursed expenses (annualized)/2/                             2.40%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

32   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Large Company Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest primarily in large domestic companies that we believe have superior growth potential. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which, as of December 31, 2000, was approximately $4 billion, and is expected to change frequently. In selecting securities for the Fund, we seek issuers whose stock we believe is attractively valued with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market.

     ---------------------------------------------------------------------------

     Permitted Investments
     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest up to 20% of the Fund's total assets in the securities of foreign companies.

     We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

     ---------------------------------------------------------------------------

     Important Risk Factors
     We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 40, and the specific risks listed above. They are all important to your investment choice.

34   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.


 FOR A SHARE OUTSTANDING
                                                  FUND COMMENCED
                                                  ON SEP. 20, 1999
                                                  ------------------------
                                                      Dec. 31,    Dec. 31,
    For the period ended:                               2000        1999
                                                  ------------------------
    Net asset value, beginning of period              $  12.03    $ 10.00

    Income from investment operations:
     Net investment income (loss)                        (0.04)     (0.01)
     Net realized and unrealized gain (loss)
      on investments                                     (0.03)      2.04

    Total from investment operations                     (0.07)      2.03

    Less distributions:
     Dividends from net investment income                 0.00       0.00
     Distributions from net realized gains                0.00       0.00

    Total from distributions                              0.00       0.00

    Net asset value, end of period                    $  11.96    $ 12.03

    Total return/1/                                      (0.58%)    20.30%

    Ratios/supplemental data:
     Net assets, end of period (000s)                 $117,885    $50,988

    Ratios to average net assets/2/:
     Ratio of expenses to average net assets              1.00%      1.00%
     Ratio of net investment income (loss) to
      average net assets                                 (0.42%)    (0.47%)

    Portfolio turnover                                       8%         0%

    Ratio of expenses to average net
     assets prior to waived fees and
     reimbursed expenses/2,3/                             1.43%      1.43%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/ Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                   Variable Trust Prospectus  35

Small Cap Growth Fund
--------------------------------------------------------------------------------


     Portfolio Managers: Thomas Zeifang, CFA; Christopher F. Greene

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. As of December 31, 2000, the range was $3.3 million to $6.1 billion, and it is expected to change frequently. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days.

     We invest in the common stocks of domestic and foreign companies we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of small cap growth-oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . up to 25% of total assets in foreign companies through ADRs or similar investments.

     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     .  pay low or no dividends;

     .  have less market liquidity;

     . have no or relatively short operating histories, or are newly public companies that have recently had initial public offerings, whose stocks are typically more volatile than stocks of more seasoned companies;

     .  have aggressive capital structures including high debt levels; or

     . are involved in rapidly growing or changing industries and/or new technologies.

     We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

36 Variable Trust Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     Because we may invest in more aggressive securities, our share price may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 40; and the specific risks listed here. They are all important to your investment choice.

                                                   Variable Trust Prospectus  37

Small Cap Growth Fund                                     Financial Highlights
-------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.



     FOR A SHARE OUTSTANDING

                                                    FUND COMMENCED
                                                    ON MAY 1, 1995
                                                  ----------------------------------------------------------------------------
                                                    Dec. 31,        Dec. 31,        Dec. 31,         Dec. 31,        Dec. 31,
For the period ended:                                 2000            1999            1998             1997            1996
                                                  ----------------------------------------------------------------------------
Net asset value, beginning of period              $   18.09     $   10.88         $   12.77        $  13.50        $   11.21

Income from investment operations:
  Net investment income (loss)                        (0.08)        (0.04)             0.03            0.01             0.02
  Net realized and unrealized gain (loss)
     on investments                                   (3.71)         7.25             (1.89)           1.24             3.51

Total from investment operations                      (3.79)         7.21             (1.86)           1.25             3.53

Less distributions:
  Dividends from net investment income                 0.00          0.00             (0.03)          (0.01)           (0.02)
  Distributions from net realized gain                (3.15)         0.00              0.00           (1.59)           (1.22)
  Return of Capital Distribution                      (0.77)         0.00              0.00           (0.38)            0.00

Total from distributions                              (3.92)         0.00             (0.03)          (1.98)           (1.24)

Net asset value, end of period                    $   10.38     $   18.09         $   10.88        $  12.77        $   13.50

Total return/1/                                      (22.58%)       66.27%           (14.47%)          9.87%           31.47%

Ratios/supplemental data:
  Net assets, end of period (000s)                $  33,610     $  23,819         $  13,295        $ 11,482        $   6,091

Ratios to average net assets:
  Ratio of expenses to average net assets              1.20%         0.95%             0.80%           0.80%            0.80%
  Ratio of net investment income (loss) to
   average net assets                                 (0.72%)       (0.37%)            0.31%           0.07%            0.16%

Portfolio turnover                                      260%          314%              135%            209%             195%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses/2/                               2.41%         1.94%             1.51%           1.88%            2.82%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

38 Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including Wells Fargo Variable Trust Funds. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits,such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . Certain Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). These are mortgage -backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk , which can alter the maturity of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities that are subject to increased interest-rate and credit risk.

40 Variable Trust Prospectus

________________________________________________________________________________

     . The International Equity Fund may enter into foreign currency forward contracts and forward currency exchange contracts ("forward contracts") to try to reduce currency exchange risks to the Fund from foreign securities investments. A forward contract is an obligation to buy or sell a foreign currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

     . The market value of lower-rated debt securities and unrated securities of comparable quality that the Corporate Bond Fund may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated "BBB" by S&P or "Baa" by Moody's, ratings which are considered investment-grade, possess some speculative characteristics.

     Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Emerging Market Risk--Emerging markets investing presents special risks, including those arising because emerging markets tend to be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

                                                  Variable Trust Prospectus   41

General Investment Risks
--------------------------------------------------------------------------------

     Foreign Investment Risk--Foreign investments are subject to various additional risks, including potentially less liquidity and greater price volatility. Additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

     Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund' s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers may or may not prepay mortgage loans, which can alter the duration of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--Investments in small companies are subject to additional risks, including the risk that these investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

42   Variable Trust Prospectus

________________________________________________________________________________

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                       ASSET       CORPORATE  EQUITY  EQUITY
                                                                                       ALLOCATION   BOND      INCOME  VALUE  GROWTH
INVESTMENT PRACTICE                                              PRINCIPAL RISK(S)
Borrowing Policies
The ability to borrow money for temporary                        Leverage Risk               .         .         .       .      .
purposes (e.g. to meet shareholder redemptions).

Emerging Markets
Securities of companies based in countries                       Information,
considered developing or to have "emerging"                      Political, Regulatory,
stock markets. Generally, these securities have                  Diplomatic, Liquidity
the same type of risks as foreign securities, but                and Currency Risk
to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either         Interest Rate and           .         .
on a schedule or when an index or benchmark changes.             Credit Risk

Foreign Obligations
Debt of a foreign government or corporation or dollar            Information,                .         .
denominated debt obligations of foreign branches of              Political, Regulatory,
U.S. banks or U.S. branches of foreign banks.                    Diplomatic, Liquidity
                                                                 and Currency Risk

Foreign Securities
Equity securities issued by a non-U.S. company                   Information,
which may be in the form of an ADR or similar                    Political, Regulatory,                          .       .      .
investment, or debt securities of a non-U.S.                     Diplomatic, Liquidity
company or foreign government.                                   and Currency Risk

Forward Commitment, When-Issued and
Delayed Delivery Transactions                                    Interest Rate,              .         .
Securities bought or sold for delivery at a later date or        Leverage, Credit and
bought or sold for a fixed price at a fixed date.                Experience Risk

                                                                                      INTERNATIONAL      LARGE COMPANY  SMALL CAP
                                                                                           EQUITY          GROWTH         GROWTH
INVESTMENT PRACTICE                                              PRINCIPAL RISK(S)
Borrowing Policies
The ability to borrow money for temporary                        Leverage Risk               .               .              .
purposes (e.g. to meet shareholder redemptions).

Emerging Markets
Securities of companies based in countries                       Information,
considered developing or to have "emerging"                      Political, Regulatory,      .                              .
stock markets. Generally, these securities have                  Diplomatic, Liquidity
the same type of risks as foreign securities, but                and Currency Risk
to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either         Interest Rate and
on a schedule or when an index or benchmark changes.             Credit Risk

Foreign Obligations
Debt of a foreign government or corporation or dollar            Information,
denominated debt obligations of foreign branches of              Political, Regulatory,
U.S. banks or U.S. branches of foreign banks.                    Diplomatic, Liquidity
                                                                 and Currency Risk

Foreign Securities
Equity securities issued by a non-U.S. company                   Information,
which may be in the form of an ADR or similar                    Political, Regulatory,      .               .              .
investment, or debt securities of a non-U.S.                     Diplomatic, Liquidity
company or foreign government.                                   and Currency Risk

Forward Commitment, When-Issued and
Delayed Delivery Transactions                                    Interest Rate,
Securities bought or sold for delivery at a later date or        Leverage, Credit and
bought or sold for a fixed price at a fixed date.                Experience Risk

                                                 Variable Trust Prospectus  43

General Investment Risks
-------------------------------------------------------------------------------

                                                                                       ASSET       CORPORATE  EQUITY  EQUITY
                                                                                       ALLOCATION   BOND      INCOME  VALUE  GROWTH
INVESTMENT PRACTICE                                              PRINCIPAL RISK(S)
High Yield Securities
Debt securities of lower quality that produce                      Interest Rate and
generally higher rates of return. These securities,                Credit Risk
also known as junk bonds, tend to be more                                                             .
sensitive to economic conditions, more volatile,
less liquid, and are subject to greater risk of default.

Illiquid Securities
A security which may not be sold or disposed of in the             Liquidity Risk            .        .          .       .      .
ordinary course of business within seven days at
approximately the value determined for it by the Fund.
Limited to 15% of total assets.

Loan Participations
Debt obligations that represent a portion of a larger              Credit Risk                        .
loan made by a bank. Generally sold without guarantee
or recourse, some participations sell at a discount
because of the borrower's credit problems.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers             Credit,
and financial institutions to increase return on those             Counter-Party and         .        .          .       .      .
securities. Loans may be made up to 1940 Act limits                Leverage Risk
(currently one-third of total assets including the
value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interest             Interest Rate, Credit,
in pools of consumer loans, such as mortgage loans, car            Prepayment and            .        .
loans, credit card debt, or receivables held in trust.             Experience Risk

Options
The right or obligation to receive or deliver a security or        Credit, Information
cash payment depending on the security's price or the              and Liquidity Risk
performance of an index or benchmark. Types of options                                       .                   .       .      .
used may include: options on securities, options on a stock
index, stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,           Market Risk
which will cause Fund shareholders to bear a pro-rata                                        .        .          .       .      .
portion of the other fund's expenses, in addition to the
expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may              Liquidity Risk
or may not be resold in accordance with Rule 144A                                            .        .          .       .      .
of the Securities Act of 1933.

                                                                                      INTERNATIONAL      LARGE COMPANY  SMALL CAP
                                                                                           EQUITY          GROWTH         GROWTH
INVESTMENT PRACTICE                                              PRINCIPAL RISK(S)
High Yield Securities
Debt securities of lower quality that produce                      Interest Rate and
generally higher rates of return. These securities,                Credit Risk
also known as junk bonds, tend to be more
sensitive to economic conditions, more volatile,
less liquid, and are subject to greater risk of default.

Illiquid Securities
A security which may not be sold or disposed of in the             Liquidity Risk            .               .              .
ordinary course of business within seven days at
approximately the value determined for it by the Fund.
Limited to 15% of total assets.

Loan Participations
Debt obligations that represent a portion of a larger              Credit Risk
loan made by a bank. Generally sold without guarantee
or recourse, some participations sell at a discount
because of the borrower's credit problems.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers             Credit,
and financial institutions to increase return on those             Counter-Party and
securities. Loans may be made up to 1940 Act limits                Leverage Risk             .               .              .
(currently one-third of total assets including the
value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interest             Interest Rate, Credit,
in pools of consumer loans, such as mortgage loans, car            Prepayment and
loans, credit card debt, or receivables held in trust.             Experience Risk

Options
The right or obligation to receive or deliver a security or        Credit, Information
cash payment depending on the security's price or the              and Liquidity Risk
performance of an index or benchmark. Types of options                                       .                              .
used may include: options on securities, options on a stock
index, stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,           Market Risk
which will cause Fund shareholders to bear a pro-rata                                        .               .              .
portion of the other fund's expenses, in addition to the
expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may              Liquidity Risk
or may not be resold in accordance with Rule 144A                                            .               .              .
of the Securities Act of 1933.

44   Variable Trust Prospectus

________________________________________________________________________________

                                                                                       ASSET       CORPORATE  EQUITY  EQUITY
                                                                                       ALLOCATION   BOND      INCOME  VALUE  GROWTH
INVESTMENT PRACTICE                                              PRINCIPAL RISK(S)
Repurchase Agreements
A transaction in which the seller of a security agrees to         Credit and
buy back a security at an agreed upon time and price,             Counter-Party Risk        .         .         .       .      .
usually with interest.

Small Company Securities
Investments in small companies, which may be less                 Market, Experience
liquid and more volatile than investments in larger               and Liquidity Risk                                    .
companies.

Stripped Obligations
Securities that give ownership to either future payments          Interest Rate Risk
of interest or a future payment of principal, but not both.                                           .
These securities tend to have greater interest rate
sensitivity than conventional debt.

                                                                                      INTERNATIONAL      LARGE COMPANY  SMALL CAP
                                                                                           EQUITY          GROWTH         GROWTH
                                                                 PRINCIPAL RISK(S)
Repurchase Agreements
A transaction in which the seller of a security agrees to         Credit and
buy back a security at an agreed upon time and price,             Counter-Party Risk        .              .              .
usually with interest.

Small Company Securities
Investments in small companies, which may be less                 Market, Experience
liquid and more volatile than investments in larger               and Liquidity Risk        .                             .
companies.

Stripped Obligations
Securities that give ownership to either future payments          Interest Rate Risk
of interest or a future payment of principal, but not both.
These securities tend to have greater interest rate
sensitivity than conventional debt.

                                                   Variable Trust Prospectus  45

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                                                   BOARD OF TRUSTEES
                                            Supervises the Funds' activities
------------------------------------------------------------------------------------------------------------------------------
                  INVESTMENT ADVISOR                                          CUSTODIANS

Wells Fargo Funds Management, LLC                          Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA                          6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities                   Provides safekeeping for the assets of all Funds
                                                           except the Asset Allocation Fund
                                                           Barclays Global Investors, N.A.
                                                           45 Fremont St., San Francisco, CA
                                                           Provides safekeeping for the Asset Allocation Fund's assets
------------------------------------------------------------------------------------------------------------------------------
                                                   INVESTMENT SUB-ADVISORS

Wells Capital Management                        Barclays Global Fund                            Peregrine Capital
Incorporated                                    Advisors                                        Management, Inc.
525 Market St.                                  45 Fremont St.                                  800 LaSalle Ave.
San Francisco, CA                               San Francisco, CA                               Minneapolis, MN
(All Funds except as described at right)        (Asset Allocation Fund)                         (Large Company Growth Fund)
                                     (Responsible for day-to-day portfolio management)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  TRANSFER
            DISTRIBUTOR                           ADMINISTRATOR                                     AGENT

Stephens Inc.                                    Wells Fargo Funds                               Boston Financial Data
111 Center St.                                   Management, LLC                                 Services, Inc.
Little Rock, AR                                  525 Market St.                                  Two Heritage Dr.
                                                 San Francisco, CA                               Quincy, MA

Markets the Funds                                Manages the                                     Maintains records
and distributes                                  Funds' business                                 of shares and
Fund shares                                      activities                                      supervises the payment
                                                                                                 of dividends
------------------------------------------------------------------------------------------------------------------------------
                                    PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
                             Advise current and prospective contract holders on Fund investments
------------------------------------------------------------------------------------------------------------------------------
                                                         CONTRACT HOLDERS

46   Variable Trust Prospectus

--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average annual net assets of each Fund paid on a monthly basis for the services described.

     The Investment Advisor
     Wells Fargo Funds Management, LLC ("Funds Management") assumed the investment advisory responsibilities for each of the Funds on March 1, 2001. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds,and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds. As of December 31, 2000, Funds Management and its affiliates provided advisory services for over $151.2 billion in assets.

     For providing these services,Funds Management is entitled to receive the following fees:

     Asset Allocation Fund                                           0.55%

     Corporate Bond Fund                                             0.45%

     Equity Income Fund                                              0.55%

     Equity Value Fund                                               0.55%

     Growth Fund                                                     0.55%

     International Equity Fund                                       0.75%

     Large Company Growth Fund                                       0.55%

     Small Cap Growth Fund                                           0.75%

     The Sub-Advisors
     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-advisor for the Funds (except the Asset Allocation and Large Company Growth Funds). In this capacity, it is responsible for the day-to-day investment management activities of the Funds. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2000, WCM provided advisory services for over $87 billion in assets.

     Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Asset Allocation Fund. In this capacity, it is responsible for the model that is used to manage the investment portfolio and the selection of securities for the Fund's portfolio. BGI is one of the world's largest providers of index portfolio management services. As of December 31, 2000, BGI managed or provided investment advice for assets aggregating in excess of $801 billion.

     Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Wells Fargo Bank Minnesota, N.A., is the sub-advisor for the Large Company Growth Fund.Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of December 31, 2000, Peregrine managed approximately $10.4 billion in assets.

     The Sub-Advisors are compensated by Funds Management from the advisory fees it receives as described above.

                                                  Variable Trust Prospectus   47

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Administrator
     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Distribution Plan
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays 0.25% of its average annual net assets. These fees are paid out of the Fund's assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

48   Variable Trust Prospectus

Investing in the Funds
--------------------------------------------------------------------------------

     The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                  Variable Trust Prospectus   49

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions
     Each Fund is treated separately in determining the amounts of distributions of net investment income and distributions of capital gains payable to its shareholders. A Fund's distribution is automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund at NAV or are paid in cash at the election of the Participating Insurance Company.

     The Corporate Bond Fund declares any distributions of net investment income daily and pays them monthly. The Asset Allocation, Equity Income and Equity Value Funds declare and pay any distributions of net investment income quarterly. All other Funds declare and pay any distributions of net investment income annually. The Funds make any capital gain distributions at least annually.

     Taxes
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and their shareholders.It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your own tax advisor with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. Federal income taxation of VA Contract or VLI Policy is discussed in the prospectus of your Participating Insurance Company.

     As described in the prospectus of your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment,you will only be taxed on your investment in a Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be "adequately diversified." Each Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be "adequately diversified."

     Pricing Fund Shares:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV.The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . We determine the NAV of each Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting each Fund's liabilities from its total assets,and then dividing the result by the total number of outstanding shares. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities,including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . The Funds are open for business on each day the NYSE is open for business.NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

50   Variable Trust Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds described in this Prospectus were created at the time of the reorganization of the Life & Annuity Trust ("LAT") Family of Funds, advised by Wells Fargo Bank, and the Norwest Select Family of Funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund, unless otherwise indicated below, is an accounting survivor of a former LAT or Norwest Select Funds fund, as indicated in the following Table. The performance histories and financial highlights of each Fund include the performance histories and financial highlights of the predecessor fund.

       Wells Fargo Variable Trust       Predecessor Funds

       Asset Allocation Fund            LAT Asset Allocation Fund

       Corporate Bond Fund              None

       Equity Income Fund               Norwest Select Income Equity Fund

       Equity Value Fund                LAT Equity Value Fund

       Growth Fund                      LAT Growth Fund

       International Equity Fund        None

       Large Company Growth Fund        None

       Small Cap Growth Fund            Norwest Select Small Company Stock Fund

                                                  Variable Trust Prospectus   51

Portfolio Managers
--------------------------------------------------------------------------------

     Stephen Biggs, Mr. Biggs co-manages the Growth Fund. He joined WCM In June 1998 as an Equity Analyst on the Core Equity Team and became a Senior Equity Analyst in August 1999, performing independent security analysis, developing earnings models, and preparing industry outlooks for use in portfolio management. Prior to joining WCM, Mr. Biggs was an Equity Analyst since April 1997 with the State of Montana Board of Investments, where he was responsible for analysis supporting the $2 billion equity portion of the state employee retirement fund. From December 1995 through March 1997, he was an Equity Analyst for Sentinel Asset Management. Mr. Biggs earned his BS in Business in 1993 and his MS in Business in 1996, both from San Diego State University. He is a member of AIMR, Security Analysts of San Francisco.

     John S. Dale, CFA, Mr. Dale co-manages the Large Company Growth Fund. He has managed large company growth portfolios, currently totaling assets in excess of $5 billion, and has been a Senior Vice President of Peregrine Capital Management, Inc. since 1988, when he joined the firm. Mr. Dale earned his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA, Mr. Dunn co-manages the Equity Income Fund, and co-managed the predecessor portfolio since 1994. He joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. He had been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned a BA in Economics from Carroll College.

     Gregg Giboney, CFA, Mr. Giboney co-manages the Equity Value Fund. He managed the prede-cessor portfolio since August 1998, and has been with WCM as a member of the Value Equity Team providing security analysis and portfolio management since 1996. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivative management, equity analysis, stable value asset management and as a Portfolio Manager for personal, institutional and trust accounts. Mr. Giboney earned his BS in Accounting and Finance from Washington State University and his MBA from the University of Portland.

     Christopher F. Greene, Mr. Greene co-manages the Small Cap Growth Fund, and co-managed the predecessor portfolio since early 1999. He joined WCM in 1997. As Portfolio Manager and Analyst for the firm's Small Cap Equity Team, he is responsible for fundamental security analysis of small and mid cap growth securities. Before joining WCM, he worked at Hambrecht & Quist, an investment banking firm, as an analyst in the corporate finance department from 1993 to 1996. Mr. Greene earned a BA in Economics from Claremont McKenna College.

     Kelli K. Hill, Ms. Hill co-manages the Growth Fund. She managed the predecessor portfolio since February 1997, when she joined WCM as its Core Equity Team Leader. She also manages institutional equity portfolios and in her research capacity, specializes in the capital goods and technology sectors. From 1988 to 1997, she was a Portfolio Manager for Wells Fargo Bank, where her responsibilities included portfolio management for high net-worth individuals. Ms. Hill earned a BA in Economics and International Relations from the University of Southern California.

     Stacey Ho, CFA, Ms. Ho co-manages the International Equity Fund. She has been with WCM as an International Equity Portfolio Manager since early 1997. In 1995 and 1996, she was an International Equity Portfolio Manager at Clemente Capital Management, and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over nine years of international equity investment management experience. Ms. Ho earned her BS in Civil Engineering from San Diego State University, her MS in Environmental Engineering from Stanford University and her MBA from the University of California at Los Angeles.

52 Variable Trust Prospectus

     Daniel J. Kokoszka, CFA, Mr. Kokoszka manages the Corporate Bond Fund. Mr. Kokoszka, as the Managing Director of Global Fixed-income for WCM, is responsible for non-dollar fixed-income investments in major developed countries and U.S. dollar fixed-income investments (Yankee bonds) in emerging markets. He joined the firm in 1998 from Bradford & Marzec, Inc., a Los Angeles-based investment advisor, where he was a Portfolio Manager on the International Portfolio Management Team from 1993 to 1998. Mr. Kokoszka earned a BS in Astronomy from Villanova University, an MS in Mechanical Engineering from George Washington University, and an MBA with emphasis in Finance, Corporate Accounting and Applied Economics from the University of Rochester. He is a Certified Management Accountant and is Certified in Financial Management.

     Gary E. Nussbaum, CFA, Mr. Nussbaum co-manages the Large Company Growth Fund. He has managed large company growth portfolios, currently totaling assets in excess of $5 billion, and has been a Growth Equity Style Portfolio Manager for Peregrine where he is currently a Senior Vice President, since 1990. Mr. Nussbaum earned his Bachelors of Business Administration from the University of Wisconsin and his MBA from the University of Wisconsin.

     David L. Roberts, CFA, Mr. Roberts co-manages the Equity Income Fund and co-managed the predecessor portfolio since 1994, and also managed the predecessor's predecessor collective investment trust since 1986. He joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980, and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.

     Katherine Schapiro, CFA, Ms. Schapiro co-manages the International Equity Fund, and she is the Managing Director of the International Equity Team for WCM. As team leader, she manages international equity funds and portfolios for the firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro' s 19 years of investment experience includes investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro earned her BA in Spanish Literature from Stanford University. She is a past President of the Security Analysts of San Francisco.

     Allan White, Mr. White co-manages the Equity Value Fund. He joined WCM as Managing Director of the Value Equity Strategy Team in January 2000. He is responsible for the day-to-day management of the Fund, and for the co-direction of the stock selection process for the Team. Prior to joining WCM, Mr. White was a Principal at Olympic Capital Management, Inc. since 1993, and in his role as Senior Portfolio Manager he was responsible for all portfolio investment decisions. From 1981 to 1993, Mr. White was a Vice President and senior Portfolio Manager at Robert E. Torrey & Co., Inc. He has managed value equity portfolios for over 11 years.

     Thomas Zeifang, CFA, Mr. Zeifang co-manages the Small Cap Growth Fund, and co-managed the predecessor portfolio since early 1998. He joined WCM in 1997 and is currently the Managing Director of the Small Cap Equity Team. As strategy leader, he is responsible for fundamental security analysis. Prior to WCM, he was a Small Cap Equity Portfolio Manager from 1995 to 1997 at Wells Fargo Bank. He was a Financial Analyst from 1993 to 1995 at Fleet Investment Advisors, based in Rochester, NY. Mr. Zeifang earned a BS in Business Administration from St. Bonaventure University and an MBA in Finance from the University of Rochester's Simon School of Business.

                                                    Variable Trust Prospectus 53

Glossary
--------------------------------------------------------------------------------


We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment advisor.

          American Depositary Receipts ("ADRs")
          Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.


          Asset-Backed Securities
          Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

          Below Investment-Grade
          Debt securities rated BB or lower by S&P or Ba or lower by Moody' s Investor Services, or unrated securities of comparable quality, including debt securities that are in default. These debt securities are generally considered to be "speculative or high risk."

          Business Day
          Any day the New York Stock Exchange is open is a business day for the Funds.

          Capital Appreciation, Capital Growth
          An increase in the value of a security. See also "total return."

          Capitalization
          When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

          Capital Structure
          Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

          Collateralized Mortgage Obligations ("CMOs")
          Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

          Convertible Debt Securities
          Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

          Current Income
          Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

          Debt Securities
          Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

          Derivatives
          Securities whose values are derived in part from the value of another security or index. An example is a stock option.

54 Variable Trust Prospectus

--------------------------------------------------------------------------------

          Distributions
          Dividends and/or capital gains paid by a Fund on its shares.

          Diversified
          A diversified fund, as defined by the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to follow such investment policies.

          Dollar-Denominated
          Securities issued by foreign banks, companies or governments in U.S. dollars.

          Duration
          A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

          Emerging Markets
          Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

          FDIC
          The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

          Hedge
          Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

          Illiquid Security
          A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

          Initial Public Offering
          The first time a company's stock is offered for sale to the public.

          Investment-Grade Securities
          A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

          Liquidity
          The ability to readily sell a security at a fair price.


          Money Market Instruments
          High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

          Moody's
          A nationally recognized ratings organization.

                                                    Variable Trust Prospectus 55

Glossary
--------------------------------------------------------------------------------

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specifi ed time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index
     An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid-to large- capitalization index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

     S&P, S&P 500 Index
     Standard & Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Warrants
     The right to buy a stock for a set price at a set time.

     Weighted Average Maturity
     The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

56 Variable Trust Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
CALL: 1-800-222-8222, OPTION 5;

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

P018 (Rev.5/01)
 ICA Reg. No.                                                  [LOGO]
 811-09255                                             Printed on Recycled Paper

            -----------------------------------------------------
            NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
            -----------------------------------------------------

                                                              [WELLS FARGO LOGO]


WELLS FARGO VARIABLE
TRUST FUNDS



                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Equity Value Fund

                                                                           May 1
                                                                            2001

                        [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                           Variable Trust Funds
--------------------------------------------------------------------------------

Overview                                  Objective and Principal Strategy                    4
This section contains important           Summary of Important Risks                          6
summary information about the             Performance History                                 8
Fund.
                                          Key Information                                     9
-----------------------------------------------------------------------------------------------
The Fund                                  Equity Value Fund                                  10

This section contains important           General Investment Risks                           12
information about the Fund.               Organization and Management
                                           of the Fund                                       17

-----------------------------------------------------------------------------------------------
Your Investment                           Investing in the Fund                              19

Turn to this section for
information on how to buy
and sell Fund shares.

-----------------------------------------------------------------------------------------------
Reference                                 Other Information                                  20

Look here for additional                  Portfolio Managers                                 21
information and term                      Glossary                                           22
definitions.

Variable Trust Fund Overview
--------------------------------------------------------------------------------
See the individual Fund description in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the Glossary.


     FUND                     OBJECTIVE

     Equity Value Fund        Seeks long-term capital appreciation.


4  Variable Trust Prospectus

PRINCIPAL STRATEGY

We invest in equity securities that we believe are undervalued in relation to the overall stock markets, or in relation to other quantitative or qualitative measures.

                                                    Variable Trust Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

 .  the individual Fund Description later in this Prospectus;

 .  under the "General Investment Risks"section beginning on page 12; and

 .  in the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities
The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Stocks of smaller or medium-sized companies tend to be more volatile and less liquid than those of larger companies.

Debt Securities
The Fund invests in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset -backed securities, thereby affecting their value and the return on your investment.

Foreign Investments
The Fund makes foreign investments which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6  Variable Trust Prospectus

Fund-Specific Risks
There is no guarantee that securities that are believed to be "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies may be more volatile and less liquid than other securities. In addition, at times, the overall market for growth stocks may outperform value stocks.

                                                     Variable Trust Prospectus 7

Performance History
--------------------------------------------------------------------------------

     The information on this page shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns since inception and for a one-year period is compared to the performance of an appropriate broad-based index (or indexes).

     Please remember that past performance is no guarantee of future results.

     The performance for the Fund in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

     Equity Value Fund Calendar Year Returns (%)

               '99       -2.48
               '00        5.78

     Best Qtr.: Q2 `99 . 10.87%                   Worst Qtr.: Q3 `99 . -13.64%

     Average annual total return (%)
                                                                     Since
     for the period ended 12/31/00                 1 year          Inception

     WFVT Equity Value Fund (Incept. 5/1/98)        5.78              -0.27

     S&P 500 Index/1/                              -9.11               7.72

     Russell 1000 Value Index                       7.01               6.46

     /1/  S&P 500 is a registered trademark of Standard & Poor's.

8    Variable Trust Prospectus

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally means Wells Fargo Variable Trust, or Wells Fargo Fund's Management, the Fund's investment advisor. "We" may also refer to the Fund`s other service providers."You" means the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in the
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tell you:

     .  what the Fund is trying to achieve; and

     .  how we intend to invest your money.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an on-going basis.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                                    Variable Trust Prospectus  9

Equity Value Fund
--------------------------------------------------------------------------------

        Portfolio Managers:   Allan White; Gregg Giboney, CFA

        ------------------------------------------------------------------------

        Investment Objective
        The Equity Value Fund seeks long-term capital appreciation.
        ------------------------------------------------------------------------

        Investment Strategies
        We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are selected based on their low valuations, as measured against the stock market as a whole or against the individual stock's own price history. In addition, we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their future market value.

        ------------------------------------------------------------------------

        Permitted Investments
        Under normal market conditions, we invest:

        . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $500 million at the time of purchase; and

        . up to 25% of total assets in foreign companies through ADRs and similar investments.

        We may also purchase convertible debt securities with the same characteristics as common stocks, as well as in preferred stocks and warrants.

        We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

        ------------------------------------------------------------------------

        Important Risk Factors
        There is no guarantee that securities that are believed to be "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies may be more volatile and less liquid than other securities. In addition, at times, the overall market for growth stocks may outperform value stocks.

        You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 12, and the specific risks listed here. They are all important to your investment choice.

        ------------------------------------------------------------------------

        Historical Fund Information
        The Fund described in this Prospectus was created as part of the reorganization of the Life & Annuity Trust ("LAT") Family of Funds, advised by Wells Fargo Bank, and the Norwest Select Family of Funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

        The Fund is the accounting survivor of the former LAT Equity Value Fund and the performance history and financial highlights of the Fund include the performance history and financial highlights of the predecessor fund.

10   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                FUND COMMENCED
                                                ON MAY 1, 1998
                                                -----------------------------------------
                                                    Dec. 31,      Dec. 31,       Dec. 31,
For the period ended:                                 2000          1999           1998
                                                -----------------------------------------
Net asset value, beginning of period                $  9.23       $  9.55        $ 10.00

Income from investment operations:
   Net investment income (loss)                        0.07          0.08           0.07
   Net realized and unrealized gain (loss)
     on investments                                    0.46         (0.32)         (0.45)

Total from investment operations                       0.53         (0.24)         (0.38)

Less distributions:
   Dividends from net investment income               (0.06)        (0.08)         (0.07)
   Distributions from net realized gains               0.00          0.00           0.00

Total from distributions                              (0.06)        (0.08)         (0.07)

Net asset value, end of period                      $  9.70       $  9.23        $  9.55

Total return/1/                                        5.78%        (2.48%)        (3.76%)

Ratios/supplemental data:
   Net assets, end of period (000s)                 $47,013       $26,567        $11,072

Ratios to average net assets:/2/
   Ratio of expenses to average net assets             1.00%         1.06%          1.09%
   Ratio of net investment income (loss) to
     average net assets                                0.78%         0.96%          1.54%

Portfolio turnover                                      124%          139%            27%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2,3/                            1.56%         1.53%          2.52%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/ Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                 Variable Trust Prospectus    11

General Investment Risks
--------------------------------------------------------------------------------

        Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Equity Value Fund. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

        . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

        .  We cannot guarantee that the Fund will meet its investment objective.

        . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as investment advisors, offer or promise to make good any such losses.

        . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

        . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

        . An investment in the Fund, by itself, does not constitute a complete investment plan.

        . The Fund invests in smaller companies and foreign companies (including investments made through ADRs and similar investments), which are subject to additional risks, including less liquidity and greater price volatility. The Fund's investment in foreign markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

        . The Fund may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

        Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

        What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

        Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

        Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

12   Variable Trust Prospectus

--------------------------------------------------------------------------------

        Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

        Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

        Emerging Market Risk--Emerging market investing presents special risks, including those arising because emerging markets tend to be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

        Experience Risk--The risk is that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

        Foreign Investment Risk--Foreign investments are subject to various additional risks, including potentially less liquidity and greater price volatility. Additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

        Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

        Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

        Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

        Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

        Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

        Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

        Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

                                                  Variable Trust Prospectus   13

General Investment Risks
--------------------------------------------------------------------------------

        Small Company Investment Risk--Investments in smaller companies are subject to additional risks including the risk that these investments may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make these securities fall more dramatically in response to selling pressure.

        In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

14   Variable Trust Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies section of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for the Fund. See the Statement of Additional Information for more information on these practices.

                                                                                               EQUITY VALUE
INVESTMENT PRACTICE                                            PRINCIPAL RISK(S)
Borrowing Policies
The ability to borrow money for temporary                      Leverage Risk                        .
purposes (e.g. to meet shareholder redemptions).

Foreign Securities
Equity securities issued by a non-U.S. company, which          Information,
may be in the form of an ADR or similar investment,            Political, Regulatory,
or debt securities of a non-U.S. company or foreign            Diplomatic, Liquiditys               .
government.                                                    and Currency Risk

Illiquid Securities
A security which may not be sold or disposed of in             Liquidity Risk
the ordinary course of business within seven days at                                                .
approximately the value determined for it by the Fund.
Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers         Credit,
and financial institutions to increase return on those         Counter-Party and                    .
securities. Loans may be made up to 1940 Act limits            Leverage Risk
(currently one-third of total assets including the
value of collateral received).

Options
The right or obligation to receive or deliver a security       Credit, Information
or cash payment depending on the security's                    and Liquidity Risk                   .
price or the performance of an index or benchmark.
Types of options used may include: options on
securities, options on a stock index, stock index
futures and options on stock index futures to protect
liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,       Market Risk                          .
which will cause Fund shareholders to bear a pro-rata
portion of the other fund's expenses, in addition to the
expenses paid by the Fund.

                                                  Variable Trust Prospectus   15

General Investment Risks
--------------------------------------------------------------------------------

                                                                                      EQUITY VALUE
INVESTMENT PRACTICE                                            PRINCIPAL RISK(S)
Privately Issued Securities
Securities that are not publicly traded but which may or       Liquidity Risk              .
may not be resold in accordance with Rule 144A of the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to      Credit and                  .
buy back a security at an agreed upon time and price,          Counter-Party Risk
usually with interest.

Small Company Securities
Investments in small companies, which may be less liquid       Market, Experience          .
and more volatile than investments in larger companies.        and Liquidity Risk

16   Variable Trust Prospectus

Organization and Management of the Fund
-------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.


                                                         BOARD OF TRUSTEES
                                                 Supervises the Fund's activities
-----------------------------------------------------------------------------------------------------------------------------------
             INVESTMENT ADVISOR                                                     CUSTODIAN
       Wells Fargo Funds Management, LLC                                    Wells Fargo Bank Minnesota, N.A.
       525 Market St., San Francisco, CA                                    6th & Marquette, Minneapolis, MN
       Manages the Fund's investment activities                             Provides safekeeping for the assets of the Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                      INVESTMENT SUB-ADVISOR
                                               Wells Capital Management Incorporated
                                                          525 Market St.
                                                         San Francisco, CA
                                         (Responsible for day-to-day portfolio management)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       TRANSFER
       DISTRIBUTOR                            ADMINISTRATOR                              AGENT

       Stephens Inc.                          Wells Fargo Funds                        Boston Financial Data
       111 Center St.                         Management, LLC                          Services, Inc.
       Little Rock, AR                        525 Market St.                           Two Heritage Dr.
                                              San Francisco, CA                        Quincy, MA

       Markets the Fund                       Manages the                              Maintains records
       and distributes                        Fund's business                          of shares and
       Fund shares                            activities                               supervises the payment
                                                                                       of dividends
-----------------------------------------------------------------------------------------------------------------------------------
                                       PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

                                Advise current and prospective contract holders on Fund investments
-----------------------------------------------------------------------------------------------------------------------------------
                                                         CONTRACT HOLDERS

                                                   Variable Trust Prospectus  17

Organization and Management of the Fund
--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average annual net assets of the Fund paid on a monthly basis for the services described.

     The Investment Advisor
     Wells Fargo Funds Management, LLC ("Funds Management") assumed the investment advisory responsibilities for the Fund on March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund`s advisor is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-advisor who is responsible for the day-to-day portfolio management of the Fund. As of December 31, 2000, Funds Management and its affiliates provided advisory services for over $151.2 billion in assets.

     Funds Management is entitled to receive a fee at the rate of 0.55% for providing these services.

     The Sub-Advisor
     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-advisor for the Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2000, WCM provided advisory services for over $87 billion in assets.

     WCM is compensated by Funds Management from the advisory fee it receives as described above.

     The Administrator
     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions,preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of the Fund.

     Distribution Plan
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund`s shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays 0.25% of its average annual net assets. These fees are paid out of the Fund`s assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

18   Variable Trust Prospectus

Investing in the Fund
--------------------------------------------------------------------------------

     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to VA Contracts and VLI Policies. Please refer to the prospectus provided by your Participating Insurance Company for more detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund of WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                  Variable Trust Prospectus   19

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions
     The Fund is treated separately in determining the amounts of distributions of net investment income and distributions of capital gains payable to its shareholders. A Fund's distribution is automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund at NAV or are paid in cash at the election of the Participating Insurance Company.

     The Equity Value Fund declares and pays any distributions of net investment income quarterly. The Fund makes any capital gain distributions at least annually.

     Taxes
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Fund and its shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your own tax advisor with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. Federal income taxation VA Contract or VLI Policy is discussed in the prospectus of your Participating Insurance Company.

     As described in the prospectus of your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be "adequately diversified." The Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be "adequately diversified."

     Pricing Fund Shares:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. The Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

20   Variable Trust Prospectus

Portfolio Managers
--------------------------------------------------------------------------------

     Gregg Giboney, CFA, Mr. Giboney co-manages the Equity Value Fund. He managed the predecessor portfolio since August 1998, and has been with WCM as a member of the Value Equity Team providing security analysis and portfolio management since 1996. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivative management, equity analysis, stable value asset management and as a Portfolio Manager for personal, institutional and trust accounts. Mr. Giboney earned his BS in Accounting and Finance from Washington State University and his MBA from the University of Portland.

     Allan White, Mr. White co-manages the Equity Value Fund. He joined WCM as Managing Director of the Value Equity Strategy Team in January 2000. He is responsible for the day-to-day management of the Fund, and for the co-direction of the stock selection process for the Team. Prior to joining WCM, Mr. White was a Principal at Olympic Capital Management, Inc. since 1993, and in his role as Senior Portfolio Manager he was responsible for all portfolio investment decisions. From 1981 to 1993, Mr. White was a Vice President and Senior Portfolio Manager at Robert E. Torrey & Co., Inc. He has managed value equity portfolios for over 11 years.


                                                 Variable Trust Prospectus    21

Glossary
--------------------------------------------------------------------------------
We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Collateralized Mortgage Obligations ("CMOs")
     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes,and are paid according to class maturity, shortest maturities paid first.

     Debt Securities
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by the Fund on its shares.

     Diversified
     A diversified fund, as defined by the 1940 Act,is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to follow such investment policies.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

22    Variable Trust Prospectus

--------------------------------------------------------------------------------

        Emerging Markets
        Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

        FDIC
        The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

        Hedge
        Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

        Illiquid Security
        A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

        Liquidity
        The ability to readily sell a security at a fair price.

        Money Market Instruments
        High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

        Net Asset Value ("NAV")
        The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund,and is determined as of the close of regular trading on each business day the NYSE is open, typically 1:00 p.m. (Pacific time)/3:00 p.m. (Central time).

        Options
        An option is the right to buy or sell a security based on an agreed upon price for at a specifi ed time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

        Repurchase Agreement
        An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

        Russell 1000 Index
        An index comprised of the 1000 largest firms listed on the Russell 3000 Index.The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid- to large- capitalization index.

        Statement of Additional Information
        A document that supplements the disclosure made in the Prospectus.

                                                 Variable Trust Prospectus    23

--------------------------------------------------------------------------------

        Undervalued
        Describes a stock that is believed to be worth more than its current price.

        U.S. Government Obligations
        Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        Warrants
        The right to buy a stock for a set price at a set time.


24     Variable Trust Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions over the and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

CALL: 1-800-222-8222, OPTION 5;

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

P019 (Rev.5/01)
 ICA Reg. No.                                                  [LOGO]
 811-09255                                             Printed on Recycled Paper

            -----------------------------------------------------
            NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
            -----------------------------------------------------

                                                              [WELLS FARGO LOGO]

WELLS FARGO VARIABLE
TRUST FUNDS

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS,INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Asset Allocation Fund

Equity Income Fund

Growth Fund

                                                                           May 1
                                                                            2001

                        [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                           Variable Trust Funds
--------------------------------------------------------------------------------

Overview                          Objectives and Principal Strategies          4

This section contains important   Summary of Important Risks                   6
summary information about the     Performance History                          8
Funds.                            Key Information                             11

--------------------------------------------------------------------------------
The Funds                         Asset Allocation Fund                       12

This section contains important   Equity Income Fund                          16
information about the individual  Growth Fund                                 18
Funds.                            General Investment Risks                    20
                                  Organization and Management
                                   of the Funds                               25

--------------------------------------------------------------------------------
Your Investment                   Investing in the Funds                      28

Turn to this section for
information on how to buy
and sell Fund shares.

--------------------------------------------------------------------------------
Reference                         Other Information                           29

Look here for additional          Table of Predecessors                       30
information and term              Portfolio Managers                          31
definitions.                      Glossary                                    32

Variable Trust Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the Glossary.

     FUND                         OBJECTIVE

     Asset Allocation Fund        Seeks long-term total return, consistent with
                                  reasonable risk.

     Equity Income Fund           Seeks long-term capital appreciation and
                                  above- average dividend income.

     Growth Fund                  Seeks long-term capital appreciation.


4    Variable Trust Prospectus

_______________________________________________________________________________

PRINCIPAL STRATEGIES

We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of such indexes. We use an asset allocation model to allocate and reallocate assets among common stocks (Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), U.S. Treasury bonds (Lehman Brothers 20+ Year Treasury Index) and money market instruments. We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation, but rather a measure of the level of risk tolerance of the Fund. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

We invest in the common stocks of large, domestic companies that we believe have above-average return potential and above-average dividend income. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

We invest in common stocks and other equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 1000 Index, which is considered a mid- to large- capitalization index. We buy stocks of companies that have a strong earnings growth trend and that we believe have above- average prospects for future growth or are undervalued.


                                                  Variable Trust Prospectus    5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. All are important to your investment choice. Additional information about these and other risks is included in:

 .    the individual Fund Descriptions later in this Prospectus;

 .    under the "General Investment Risks" section beginning on page 20; and

 .    in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

     COMMON RISKS FOR THE FUNDS

     Equity Securities
     The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio.Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Stocks of smaller or medium-sized companies tend to be more volatile and less liquid than those of larger companies.

     Debt Securities
     Certain Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal.Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

     Foreign Investments
     The Funds make foreign investments which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally,foreign companies may be subject to significantly higher levels of taxation than U.S. companies,including potentially confiscatory levels of taxation, thereby reducing their earnings potential,and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes.Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks,including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6    Variable Trust Prospectus

_______________________________________________________________________________

FUND                         SPECIFIC RISKS

Asset Allocation Fund        We use an investment model that seeks undervalued
                             asset classes. There is no guarantee that the asset allocation model will make accurate determinations or that an asset class we believe is undervalued will perform as expected. We may incur higher-than-average portfolio turnover resulting from allocation shifts recommended by the model.
                             Portfolio turnover increases transaction costs and may trigger capital gains.

Equity Income Fund           Stocks selected for their higher dividend yields
                             may be more sensitive to interest rate changes than other stocks.

Growth Fund                  We select stocks for this Fund based in part on
                             their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.


                                                  Variable Trust Prospectus    7

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns since inception and for one- and five-year periods (as applicable) are compared to the performance of an appropriate broad-based index (or indexes). Please remember that past performance is no guarantee of future results. The performance for the Funds in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

     Asset Allocation Fund Calendar Year Returns (%)

              '95          28.95
              '96          11.46
              '97          20.88
              '98          25.26
              '99           9.33
              '00           1.02

     Best Qtr.:  Q4 `98 . 15.86%      Worst Qtr.:  Q3 `98 . -5.38%


       Average annual total return (%)
                                                                               Since
       for the period ended 12/31/00                    1 year    5 years    Inception
       WFVT Asset Allocation Fund (Incept. 4/15/94)      1.02      13.26       14.15

       S&P 500 Index/1/                                 -9.11      18.33       19.78

       LB 20+ Year Treasury Index/2/                    21.50       7.40        7.53

     /1/  S&P 500 is a registered trademark of Standard & Poor's.
     /2/  Lehman Brothers 20+ Year Treasury Index.


8    Variable Trust Prospectus

________________________________________________________________________________


     Equity Income Fund Calendar Year Returns (%)

         '97              26.90
         '98              18.42
         '99               7.90
         '00               2.33

     Best Qtr.:  Q4 `98 . 15.63%      Worst Qtr.:  Q3 `98 . -9.73%

       Average annual total return (%)
                                                                        Since
       for the period ended 12/31/00                 1 year           Inception

       WFVT Equity Income Fund (Incept. 5/6/96)        2.33             13.79

       S&P 500 Index/1/                               -9.11             18.05

       Russell 1000 Value Index                        7.01             16.74

     /1/ S&P 500 is a registered trademark of Standard & Poor's.

                                                  Variable Trust Prospectus    9

Performance History
--------------------------------------------------------------------------------

     Growth Fund Calendar Year Returns (%)

              '95                29.19
              '96                22.44
              '97                17.33
              '98                28.81
              '99                20.41
              '00               -13.60

     Best Qtr.: Q4 `98 . 22.93%       Worst Qtr.: Q4 `00 . -12.65%

       Average annual total return (%)
                                                                        Since
       for the period ended 12/31/00           1 year      5 years    Inception

       WFVT Growth Fund (Incept. 4/12/94)      -13.60        14.00        15.27

       S&P 500 Index/1/                         -9.11        18.33        19.78

/1/    S&P 500 is a registered trademark of Standard & Poor's.

10   Variable Trust Prospectus

Key Information
--------------------------------------------------------------------------------

       In this Prospectus, "we" generally means Wells Fargo Variable Trust, or Wells Fargo Funds Management, the Funds' investment advisor."We" may also refer to the Funds' other service providers. "You" means the shareholder or potential investor.

       -------------------------------------------------------------------------
       Important information you should look for as you decide to invest in a
       Fund: The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

       -------------------------------------------------------------------------
       Investment Objective and Investment Strategies
       The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone.The objective and strategies descriptions for each Fund tell you:

       .  what the Fund is trying to achieve;

       .  how we intend to invest your money; and

       . what makes the Fund different from the other Funds offered in this Prospectus. Unless otherwise indicated, these investment policies and practices apply on an on-going basis.

       -------------------------------------------------------------------------
       Permitted Investments
       A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an on-going basis.

       -------------------------------------------------------------------------
       Important Risk Factors
       Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

       Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                                    Variable Trust Prospectus 11

Asset Allocation Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

     ---------------------------------------------------------------------------

     Investment Strategies
     We allocate and reallocate assets among common stocks, U.S. Treasury Bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

     ---------------------------------------------------------------------------

     Permitted Investments
     The asset classes we invest in are:

     . Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index in an effort to match the total return of the S&P 500 Index as closely as possible;

     . Bond Investments--We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Year Treasury Index. Bonds in this Index have remaining maturities of twenty years or more; and

     . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

     In addition, under normal market conditions, we may invest:

     . In call and put options on stock indexes, stock index futures, options on stock index futures, and interest rate futures contracts as a substitute for a comparable market position in stocks or bonds; and

     . Up to 25% of total assets in foreign obligations qualifying as money market investments.

     We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation, but rather a measure of the level of risk tolerance for the Fund.

     We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time.

     We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

12   Variable Trust Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     We use an investment model that seeks undervalued asset classes. There is no guarantee that the asset allocation model will make accurate determinations or that an asset class we believe is undervalued will perform as expected. We may incur higher-than-average portfolio turnover resulting from allocation shifts recommended by the model. Portfolio turnover increases transaction costs and may trigger capital gains.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 20; and the specific risks listed here. They are all important to your investment choice.

                                                   Variable Trust Prospectus  13

Asset Allocation Fund                                       Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

  FOR A SHARE OUTSTANDING

                                                       FUND COMMENCED
                                                       ON APRIL 15, 1994
                                                       --------------------------------------------------------------
                                                         Dec. 31,   Dec. 31,    Dec. 31,     Dec. 31,     Dec. 31,
For the period ended:                                      2000       1999        1998         1997         1996
                                                       --------------------------------------------------------------
Net asset value, beginning of period                   $   14.42   $   13.45   $   11.99    $   11.42    $   11.27

Income from investment operations:
   Net investment income (loss)                             0.31        0.27        0.34         0.60         0.56
   Net realized and unrealized gain (loss)
     on investments                                        (0.13)       0.97        2.60         1.73         0.69

Total from investment operations                            0.18        1.24        2.94         2.33         1.25

Less distributions:
   Dividends from net investment income                    (0.31)      (0.26)      (0.34)       (0.60)       (0.56)
   Distributions from net realized gain                    (0.47)      (0.01)      (1.14)       (1.16)       (0.54)

Total from distributions                                   (0.78)      (0.27)      (1.48)       (1.76)       (1.10)

Net asset value, end of period                         $   13.82   $   14.42   $   13.45    $   11.99    $   11.42

Total return/1/                                             1.02%       9.33%      25.26%       20.88%       11.46%

Ratios/supplemental data:
Net assets, end of period (000s)                       $ 270,278   $ 240,671   $ 156,241    $  86,506    $  51,797

Ratios to average net assets:
   Ratio of expenses to average net assets                  1.00%       0.97%       0.92%        0.80%        0.69%
   Ratio of net investment income (loss)
     to average net assets                                  2.19%       2.05%       2.62%        5.20%        5.34%

Portfolio turnover                                            48%         30%         29%         156%           4%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                                   1.12%       1.17%       1.11%        0.85%        0.80%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

14  Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Income Fund
--------------------------------------------------------------------------------

     Portfolio Managers:  David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest primarily in common stocks of large domestic companies that we believe have above- average return potential based on current market valuations. We primarily emphasize investments in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     .  at least 65% of total assets in income-producing equity securities; and

     . primarily in issues of companies with market capitalization greater than the median of the Russell 1000 Index (as of December 31, 2000, this median was approximately $4 billion; the median is expected to change frequently).

     We may invest in preferred stocks, convertible debt securities, and securities of foreign companies. We will normally limit our investment in a single issuer to 10% or less of our total assets.

     We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks selected for their higher dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 20; and any specific risks listed here. They are all important to your investment choice.

16   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

  FOR A SHARE OUTSTANDING

                                                       FUND COMMENCED
                                                       ON MAY 6, 1996
                                                       --------------------------------------------------------------
                                                        Dec. 31,    Dec. 31,    Dec. 31,     Dec. 31,     Dec. 31,
For the period ended:                                     2000        1999        1998         1997         1996
                                                       --------------------------------------------------------------
Net asset value, beginning of period                   $   17.09   $   16.00   $   13.68    $   10.91    $   10.00

Income from investment operations:
   Net investment income (loss)                             0.17        0.17        0.18         0.14         0.08
   Net realized and unrealized gain (loss)
     on investments                                         0.21        1.09        2.34         2.79         0.92

Total from investment operations                            0.38        1.26        2.52         2.93         1.00

Less distributions:
   Dividends from net investment income                    (0.17)      (0.17)      (0.18)       (0.14)       (0.08)
   Distributions from net realized gain                    (0.29)       0.00       (0.02)       (0.02)       (0.01)

Total from distributions                                   (0.46)      (0.17)      (0.20)       (0.16)       (0.09)

Net asset value, end of period                         $   17.01   $   17.09   $   16.00    $   13.68    $   10.91

Total return/1/                                             2.33%       7.90%      18.42%       26.90%        9.95%

Ratios/supplemental data:
   Net assets, end of period (000s)                    $ 113,350   $ 127,793   $  86,069    $  39,888    $   9,415

Ratios to average net assets:/2/
   Ratio of expenses to average net assets                  1.00%       0.86%       0.80%        0.80%        0.80%
   Ratio of net investment income (loss) to
     average net assets                                     1.02%       1.16%       1.47%        1.85%        2.31%

Portfolio turnover                                             4%          5%          1%           3%           4%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2,3/                                 1.17%       1.12%       1.10%        1.34%        2.51%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/ Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                   Variable Trust Prospectus  17

Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers:  Kelli Hill; Stephen Biggs

     ---------------------------------------------------------------------------

     Investment Objective
     The Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing primarily in common stocks and other equity securities and we look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We focus our investment strategy on mid- to large-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

     . the majority of total assets in issues of companies with market capitalization that falls within, but towards the higher end of, the range of the Russell 1000 Index, an index comprised of the 1,000 largest U.S. companies based on total market capitalization, that is considered a mid- to large-capitalization index (as of December 31, 2000, the median of this index was approximately $4 billion, and is expected to change frequently); and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.

     We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

     ---------------------------------------------------------------------------

     Important Risk Factors
     We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 20; and the specific risks listed here.They are all important to your investment choice.

18   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

  FOR A SHARE OUTSTANDING

                                                       FUND COMMENCED
                                                       ON APRIL 12, 1994
                                                       --------------------------------------------------------------
                                                        Dec. 31,     Dec. 31,   Dec. 31,     Dec. 31,   Dec. 31,
For the period ended:                                     2000         1999       1998         1997       1996
                                                       --------------------------------------------------------------
Net asset value, beginning of period                   $   24.10   $   20.05   $   16.79    $   15.34    $   12.91

Income from investment operations:
   Net investment income (loss)                             0.00        0.02        0.09         0.19         0.20
   Net realized and unrealized gain (loss)
     on investments                                        (2.95)       4.06        4.65         2.48         2.68

Total from investment operations                           (2.95)       4.08        4.74         2.67         2.88

Less distributions:
   Dividends from net investment income                     0.00       (0.03)      (0.09)       (0.19)       (0.20)
   Distributions from net realized gain                    (2.09)       0.00       (1.39)       (1.03)       (0.25)

Total from distributions                                   (2.09)      (0.03)      (1.48)       (1.22)       (0.45)

Net asset value, end of period                         $   19.06   $   24.10   $   20.05    $   16.79    $   15.34

Total return/1/                                           (13.60%)     20.41%      28.81%       17.33%       22.44%

Ratios/supplemental data:
Net assets, end of period (000s)                       $ 105,248   $ 128,495   $ 100,927    $  71,944    $  33,381

Ratios to average net assets:
   Ratio of expenses to average net assets                  1.00%       1.07%       1.04%        0.65%        0.60%
   Ratio of net investment income (loss) to
     average net assets                                     0.01%       0.11%       0.51%        1.19%        1.53%

Portfolio turnover                                            67%         54%         69%         124%          95%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                                   1.23%       1.27%       1.18%        1.01%        1.12%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                  Variable Trust Prospectus   19

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including Wells Fargo Variable Trust Funds. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that a Fund will meet its investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services,such as investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments.This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). These are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities that are subject to increased interest-rate and credit risk.

20   Variable Trust Prospectus

--------------------------------------------------------------------------------

     Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Emerging Market Risk--Emerging markets investing presents special risks, including those arising because emerging markets tend to be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

     Foreign Investment Risk--Foreign investments are subject to various additional risks, including potentially less liquidity and greater price volatility.Additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial,and other operational risks.

     Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

                                                  Variable Trust Prospectus   21

General Investment Risks
--------------------------------------------------------------------------------

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund' s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers may or may not prepay mortgage loans, which can alter the duration of a mortgage-backed security, increase interest rate risk, and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

22   Variable Trust Prospectus

________________________________________________________________________________

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                                       ASSET      EQUITY
                                                                                                     ALLOCATION   INCOME   GROWTH

INVESTMENT PRACTICE                                                PRINCIPAL RISK(S)
Borrowing Policies
The ability to borrow money for temporary                          Leverage Risk                           .        .        .
purposes (e.g. to meet shareholder redemptions).

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either           Interest Rate and                       .        .        .
on a schedule or when an index or benchmark changes.               Credit Risk

Foreign Obligations
Debt of a foreign government or corporation or                     Information, Political, Regulatory,
dollar denominated debt obligations of foreign branches            Diplomatic, Liquidity                   .
of U.S. banks or U.S. branches of foreign banks.                   and Currency Risk


Foreign Securities
Equity securities issued by a non-U.S. company, which              Information,
may be in the form of an ADR or similar investment, or debt        Political, Regulatory,
securities of a non-U.S. company or foreign government             Diplomatic, Liquidity                            .        .
                                                                   and Currency Risk

Forward Commitment, When-Issued and
Delayed Delivery Transactions
Securities bought or sold for delivery at a later date or          Interest Rate, Leverage, Credit and
bought or sold for a fixed price at a fixed date.                  and Currency Risk                       .

Illiquid Securities
A security which may not be sold or disposed of in the             Liquidity Risk
ordinary course of business within seven days at approximately                                             .        .        .
the value determined for it by the Fund. Limited to 15% of
total assets.

                                                  Variable Trust Prospectus   23

General Investment Risks
--------------------------------------------------------------------------------

                                                                                                 ASSET    EQUITY
                                                                                             ALLOCATION   INCOME  GROWTH



INVESTMENT PRACTICE                                                         PRINCIPAL RISK(S)
Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and financial        Credit,
institutions to increase return on  those securities.                       Counter-Party and
Loans may be made up to 1940 Act limits (currently one-third of             Leverage Risk             .     .     .
total assets including the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of an undivided fractional interest                   Interest Rate, Credit,
in pools of consumer loans, such as mortgage  loans, car loans,             Prepayment and            .
credit card debt, or receivables held in trust.                             Experience Risk

Options
The right or obligation to receive or deliver a security or                 Credit, Information
cash payment depending on the security's price or the                       and Liquidity Risk
performance of an index or benchmark. Types of options                                               .     .     .
used may include: options on securities, options on a stock
index, stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,                    Market Risk
which will cause Fund shareholders to bear a pro-rata portion                                        .     .     .
of the other fund's expenses, in addition to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may or                    Liquidity Risk
may not be resold in accordance with Rule 144A of the                                                .     .     .
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to buy               Credit and               .     .     .
back a security at an agreed upon time and  price, usually                  Counter-Party Risk
with interest.

24   Variable Trust Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies.Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather,the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies.WFVT assumes no responsibility for such prospectuses.

                                                BOARD OF TRUSTEES
                                           Supervises the Funds' activities
-----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT ADVISOR                                                            CUSTODIANS
 Wells Fargo Funds Management, LLC, N.A.                                       Wells Fargo Bank Minnesota, N.A.
 525 Market St., San Francisco, CA                                             6th & Marquette, Minneapolis, MN
 Manages the Funds' investment activities                                      Provides safekeeping for the assets of all Funds
                                                                               except the Asset Allocation Fund
                                                                               Barclays Global Investors, N.A.
                                                                               45 Fremont St., San Francisco, CA
                                                                               Provides safekeeping for the Asset Allocation
                                                                               Fund's assets
-----------------------------------------------------------------------------------------------------------------------------------
                                            INVESTMENT SUB-ADVISORS

 Wells Capital Management                                                      Barclays Global Fund
 Incorporated                                                                  Advisors
 525 Market St.                                                                45 Fremont St.
 San Francisco, CA                            (Responsible for day-to-day      San Francisco, CA
 (All Funds except as described at right)     portfolio management)            (Asset Allocation Fund)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           TRANSFER
   DISTRIBUTOR                                   ADMINISTRATOR                              AGENT

 Stephens Inc.                                Wells Fargo Funds                Boston Financial Data
 111 Center St.                               Management, LLC                  Services, Inc.
 Little Rock, AR                              525 Market St.                   Two Heritage Dr.
                                              San Francisco, CA                Quincy, MA
 Markets the Funds                            Manages the                      Maintains records
 and distributes                              Funds' business                  of shares and
 Fund shares                                  activities                       supervises the payment
                                                                               of dividends
-----------------------------------------------------------------------------------------------------------------------------------
                                       PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

                                Advise current and prospective contract holders on Fund investments
-----------------------------------------------------------------------------------------------------------------------------------
                                                         CONTRACT HOLDERS

                                                  Variable Trust Prospectus   25

Organization and Management of the Funds
--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average annual net assets of each Fund paid on a monthly basis for the services described.

     The Investment Advisor
     Wells Fargo Funds Management, LLC ("Funds Management") assumed the investment advisory responsibilities for each of the Funds on March 1, 2001. Funds Management, an indirect wholly- owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub- advisors who are responsible for the day-to-day portfolio management of the Funds. As of December 31,2000, Funds Management and its affiliates provided advisory services for over $151.2 billion in assets.

     For providing these services, Funds Management is entitled to receive the following fees:

        Asset Allocation Fund                                   0.55%

        Equity Income Fund                                      0.55%

        Growth Fund                                             0.55%

     The Sub-Advisors
     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub- advisor for the Funds (except the Asset Allocation
     Fund). In this capacity,it is responsible for the day-to-day investment management activities of the Funds. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2000, WCM provided advisory services for over $87 billion in assets.

     Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors , N.A. ("BGI"), and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Asset Allocation Fund. In this capacity, it is responsible for the model that is used to manage the investment portfolio and the selection of the securities for the Fund's portfolio. BGI is one of the world's largest providers of index portfolio management services. As of December 31, 2000, BGI managed or provided investment advice for assets aggregating in excess of $801 billion.

     The Sub-Advisors are compensated by Funds Management from the advisory fees it receives as described above.

26   Variable Trust Prospectus

________________________________________________________________________________

     The Administrator
     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports,and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Distribution Plan
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Funds' shares, and the payment of compensation to Participating Insurance Companies. For these services each Fund pays 0.25% of its average annual net assets.These fees are paid out of the Funds' assets on an on-going basis. Over time,these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

                                                   Variable Trust Prospectus 27

Investing in the Funds
--------------------------------------------------------------------------------

        The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

        WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

        Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

28   Variable Trust Prospectus

Other Information
--------------------------------------------------------------------------------

        Income and Gain Distributions
        Each Fund is treated separately in determining the amounts of distributions of net investment income and distributions of capital gains payable to its shareholders. A Fund's distribution is automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund at NAV or are paid in cash at the election of the Participating Insurance Company.

        The Asset Allocation and Equity Income Funds declare and pay any distributions of net investment income quarterly. All other Funds declare and pay any distributions of net investment income annually. The Funds make any capital gain distributionsat least annually.

        Taxes
        The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and their shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your own tax advisor with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. Federal income taxation of VA Contract and VLI Policy is discussed in the prospectus of your Participating Insurance Company.

        As described in the prospectus of your Participating Insurance Company,individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in a Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be "adequately diversified." Each Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be "adequately diversified. "

        Pricing Fund  Shares:
        . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

        . We determine the NAV of each Fund's shares, each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting each Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

        . The Funds are open for business on each day the NYSE is open for business.NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

                                                    Variable Trust Prospectus 29

Table of Predecessors
--------------------------------------------------------------------------------

        The Funds described in this Prospectus were created at the time of the reorganization of the Life & Annuity Trust ("LAT") Family of Funds, advised by Wells Fargo Bank, and the Norwest Select Family of Funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

        Each Fund listed below is an accounting survivor of a former LAT or Norwest Select Funds fund, as indicated in the following Table. The performance histories and financial highlights of each Fund include the performance histories and financial highlights of the predecessor fund.

           Wells Fargo Variable Trust          Predecessor Funds

           Asset Allocation Fund               LAT Asset Allocation Fund

           Equity Income Fund                  Norwest Select Income Equity Fund

           Growth Fund                         LAT Growth Fund

30   Variable Trust Prospectus

Portfolio Managers
--------------------------------------------------------------------------------

        Stephen Biggs, Mr. Biggs co-manages the Growth Fund. He joined WCM in June 1998 as an Equity Analyst on the Core Equity Team and became a Senior Equity Analyst in August 1999, performing independent security analysis, developing earnings models, and preparing industry outlooks for use in portfolio management. Prior to joining WCM, Mr. Biggs was an Equity Analyst since April 1997 with the State of Montana Board of Investments, where he was responsible for analysis supporting the $2 billion equity portion of the state employee retirement fund.From December 1995 through March 1997, he was an Equity Analyst for Sentinel Asset Management. Mr. Biggs earned his BS in Business in 1993 and his MS in Business in 1996, both from San Diego State University. He is a member of AIMR, Security Analysts of San Francisco.

        Gary J. Dunn, CFA, Mr. Dunn co-manages the Equity Income Fund, and co-managed the predecessor portfolio since 1994. He joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. He had been associated with Norwest or its affiliates as a financial analyst and portfolio manager since 1979. Mr. Dunn earned a BA in Economics from Carroll College.

        Kelli K. Hill, Ms. Hill co-manages the Growth Fund. She managed the predecessor portfolio since February 1997, when she joined WCM as its Core Equity Team Leader. She also manages institutional equity portfolios and in her research capacity, specializes in the capital goods and technology sectors. From 1988 to 1997, she was a Portfolio Manager for Wells Fargo Bank, where her responsibilities included portfolio management for high net-worth individuals. Ms. Hill earned a BA in Economics and International Relations from the University of Southern California.

        David L. Roberts, CFA, Mr. Roberts co-manages the Equity Income Fund and co-managed the predecessor portfolio since 1994, and also managed the predecessor's predecessor collective investment trust since 1986. He joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980, and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.

                                                    Variable Trust Prospectus 31

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Debt Securities
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Dollar-Denominated
     Securities issued by foreign banks, companies or governments in U.S.
     dollars.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less-stable currencies than markets in the developed world.

32   Variable Trust Prospectus

Glossary
--------------------------------------------------------------------------------

        FDIC
        The Federal Deposit Insurance Corporation.This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

        Illiquid Security
        A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

        Liquidity
        The ability to readily sell a security at a fair price.

        Money Market Instruments
        High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

        Net Asset Value ("NAV")
        The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

        Options
        An option is the right to buy or sell a security based on an agreed upon price for at a specifi ed time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 index.

        Repurchase Agreement
        An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

        Russell 1000 Index
        An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid- to large-capitalization index.

        S&P, S&P 500 Index
        Standard & Poor's, a nationally recognized ratings organization.S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

        Statement of Additional Information
        A document that supplements the disclosure made in the Prospectus.

        Total Return
        The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

        Undervalued
        Describes a stock that is believed to be worth more than its current price.

        U.S. Government Obligations
        Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


                                                  Variable Trust Prospectus   33

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected performance, over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

     Call: 1-800-222-8222, option 5;

     WRITE TO:
     Wells Fargo Funds
     PO Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     Request copies for a fee by writing to:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

P022 (Rev.5/01)
 ICA Reg. No.                                                  [LOGO]
 811-09255                                             Printed on Recycled Paper

            -----------------------------------------------------
            NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
            -----------------------------------------------------

                                                              [WELLS FARGO LOGO]

WELLS FARGO VARIABLE
TRUST FUND

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Equity Income Fund

                                                                           MAY 1
                                                                            2001

                        [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                            Variable Trust Fund
--------------------------------------------------------------------------------

Overview                                 Objective and Principal Strategy     4

This section contains important          Summary of Important Risks           6
summary information about the            Performance History                  7
Fund.                                    Key Information                      8

--------------------------------------------------------------------------------
The Fund                                 Equity Income Fund                  10

This section contains important          General Investment Risks            12
information about the Fund.              Organization and Management
                                          of the Fund                        16

--------------------------------------------------------------------------------
Your Investment                          Investing in the Fund               18

Turn to this section for
information on how to buy
and sell Fund shares.

--------------------------------------------------------------------------------
Reference                                Other Information                   19

Look here for additional                 Portfolio Managers                  20
information and term                     Glossary                            21
definitions.

Variable Trust Fund Overview
--------------------------------------------------------------------------------
See the Fund description in this Prospectus for further details.
Words appearing in italicized print and highlighted in color are defined in the Glossary.

     FUND                              OBJECTIVE

     Equity Income Fund                Seeks long-term capital appreciation and
                                       above-average dividend income.

4    Variable Trust Prospectus

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

We invest in the common stocks of large domestic companies that we believe have above-average return potential and above-average dividend income. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

                                                   Variable Trust Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

 .   the individual Fund Description later in this Prospectus;

 .   under the "General Investment Risks" section beginning on page 12; and

 .   in the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities
The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Stocks of smaller or medium-sized companies tend to be more volatile and less liquid than those of larger companies.

Debt Securities
The Fund invests in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Investments
The Fund makes foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Fund-Specific Risks
Stocks selected for their higher dividend yields may be more sensitive to interest rate changes than other stocks.

6   Variable Trust Prospectus

Performance History
--------------------------------------------------------------------------------

     The information on this page shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns since inception and for a one-year period are compared to the performance of an appropriate broad-based index (or indexes). Please remember that past performance is no guarantee of future results. The performance for the Fund in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

     Equity Income Fund Calendar Year Returns (%)


         '97            26.90
         '98            18.42
         '99             7.90
         '00             2.33


     Best Qtr.: Q4 '98  .  15.63%     Worst Qtr.:   Q3  '98 . -9.73%

         Average annual total return (%)
                                                                        Since
         for the period ended 12/31/00                      1 year    Inception

         WFVT Equity Income Fund (Incept. 5/6/96)            2.33       13.79

         S&P 500 Index/1/                                   -9.11       18.05

         Russell 1000 Value Index                            7.01       16.74

     /1/ S&P 500 is a registered trademark of Standard & Poor's.

                                                   Variable Trust Prospectus   7

Key Information
--------------------------------------------------------------------------------

         In this Prospectus, "we" generally means Wells Fargo Variable Trust, or Wells Fargo Funds Management, the Fund's investment advisor. "We" may also refer to the Fund's other service providers. "You" means the shareholder or potential investor.

         -----------------------------------------------------------------------
         Important information you should look for as you decide to invest in the Fund:
         The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

         -----------------------------------------------------------------------
         Investment Objective and Investment Strategies
         The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tell you:

         .  what the Fund is trying to achieve; and

         .  how we intend to invest your money.

         -----------------------------------------------------------------------
         Permitted Investments
         A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an on-going basis.

         -----------------------------------------------------------------------
         Important Risk Factors
         Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

         Words appearing in italicized print and highlighted in color are defined in the Glossary.

8   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Income Fund
--------------------------------------------------------------------------------

         Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

         -----------------------------------------------------------------------
         Investment Objective
         The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

         -----------------------------------------------------------------------
         Investment Strategies
         We invest primarily in common stocks of large domestic companies that we believe have above-average return potential based on current market valuations. We primarily emphasize investments in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index.

         -----------------------------------------------------------------------
         Permitted Investments
         Under normal market conditions, we invest:

         .   at least 65% of total assets in income-producing equity securities;
             and

         . primarily in issues of companies with market capitalization greater than the median of the Russell 1000 Index (as of December 31, 2000, this median was approximately $4 billion; the median is expected to change frequently).

         We may invest in preferred stocks, convertible debt securities, and securities of foreign companies. We will normally limit our investment in a single issuer to 10% or less of our total assets.

         We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

         -----------------------------------------------------------------------
         Important Risk Factors
         Stocks selected for their higher dividend yields may be more sensitive to interest rate changes than other stocks.

         You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 12; and any specific risks listed here. They are all important to your investment choice.

         -----------------------------------------------------------------------
         Historical Fund Information
         The Fund described in this Prospectus was created as part of the reorganization of the Life & Annuity Trust ("LAT") Family of Funds, advised by Wells Fargo Bank, and the Norwest Select Family of Funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

         The Fund is the accounting survivor of the former Norwest Select Income Equity Fund, and the performance history and financial highlights of the Fund include the performance history and financial highlights of the predecessor fund.

10  Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

     FOR A SHARE OUTSTANDING

                                                     FUND COMMENCED
                                                     ON MAY 6, 1996
                                                     ------------------------------------------------------------
                                                      Dec. 31,    Dec. 31,    Dec. 31,     Dec. 31,      Dec. 31,
For the period ended:                                   2000        1999        1998         1997          1996
                                                     ------------------------------------------------------------
Net asset value, beginning of period                 $  17.09    $  16.00    $  13.68     $  10.91      $  10.00

Income from investment operations:
   Net investment income (loss)                          0.17        0.17        0.18         0.14          0.08
   Net realized and unrealized gain (loss)
     on investments                                      0.21        1.09        2.34         2.79          0.92

Total from investment operations                         0.38        1.26        2.52         2.93          1.00

Less distributions:
   Dividends from net investment income                 (0.17)      (0.17)      (0.18)       (0.14)        (0.08)
   Distributions from net realized gain                 (0.29)       0.00       (0.02)       (0.02)        (0.01)

Total from distributions                                (0.46)      (0.17)      (0.20)       (0.16)        (0.09)

Net asset value, end of period                       $  17.01    $  17.09    $  16.00     $  13.68      $  10.91

Total return/1/                                          2.33%       7.90%      18.42%       26.90%         9.95%

Ratios/supplemental data:
   Net assets, end of period (000s)                  $113,350    $127,793    $ 86,069     $ 39,888      $  9,415

Ratios to average net assets/2/:
   Ratio of expenses to average net assets               1.00%       0.86%       0.80%        0.80%         0.80%
   Ratio of net investment income (loss) to
     average net assets                                  1.02%       1.16%       1.47%        1.85%         2.31%

Portfolio turnover                                          4%          5%          1%           3%            4%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2, 3/                             1.17%       1.12%       1.10%        1.34%         2.51%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods of less than one year are not annualized.
/2/ Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                    Variable Trust Prospectus 11

General Investment Risks
--------------------------------------------------------------------------------

         Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Equity Income Fund. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

         . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

         . We cannot guarantee that the Fund will meet its investment objective.

         . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as investment advisors, offer or promise to make good any such losses.

         . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

         . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

         . An investment in the single Fund, by itself, does not constitute a complete investment plan.

         . The Fund invests in smaller companies and foreign companies (including investments made through ADRs and similar investments), which are subject to additional risks, including less liquidity and greater price volatility. The Fund's investment in foreign markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

         . The Fund may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

         Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

         What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

         Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

         Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

         Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

12  Variable Trust Prospectus

--------------------------------------------------------------------------------

         Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

         Emerging Market Risk--Emerging markets investing presents special risks, including those arising because emerging markets tend to be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

         Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

         Foreign Investment Risk--Foreign investments are subject to various additional risks, including potentially less liquidity and greater price volatility. Additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

         Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

         Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

         Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

         Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

         Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

         Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

         Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

                                                  Variable Trust Prospectus   13

General Investment Risks
--------------------------------------------------------------------------------

         In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

14  Variable Trust Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for the Fund. See the Statement of Additional Information for more information on these practices.


INVESTMENT PRACTICE                                        PRINCIPAL RISK(S)             EQUITY INCOME
Borrowing Policies
The ability to borrow money for temporary                  Leverage Risk                       .
purposes (e.g. to meet shareholder redemptions).

Foreign Securities
Equity securities issued by a non-U.S. company, which      Information,
may be in the form of an ADR or similar investment, or     Political, Regulatory,              .
debt securities of a non-U.S. company or foreign           Diplomatic, Liquidity
government.                                                and Currency Risk

Illiquid Securities
A security which may not be sold or disposed of in the     Liquidity Risk
ordinary course of business within seven days at                                               .
approximately the value determined for it by the Fund.
Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers     Credit,
and institutions to increase return on those securities.   Counter-Party and                   .
Loans may be made up to 1940 Act limits (currently         Leverage Risk
one-third of total assets including the value of
collateral received).

Options
The right or obligation to receive or deliver a security   Credit, Information
or cash payment depending on the security's price or the   and Liquidity Risk
performance of an index or benchmark. Types of options                                         .
used may include: options on securities, options on a
stock index, stock index futures and options on stock
index futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual          Market Risk
funds, which will cause Fund shareholders to bear a                                            .
pro-rata or portion of the other fund's expenses, in
addition to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may      Liquidity Risk
or may not be resold in accordance with Rule 144A of the                                       .
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to  Credit and
buy back a security at an agreed upon time and price,      Counter-Party Risk                  .
usually with interest.

                                                    Variable Trust Prospectus 15

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                               BOARD OF TRUSTEES
                       Supervises the Fund's activities
--------------------------------------------------------------------------------
        INVESTMENT ADVISOR                      CUSTODIAN

Wells Fargo Funds Management, LLC       Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA       6th & Marquette, Minneapolis, MN
Manages the Fund's investment           Provides safekeeping for the assets
activities                              of the Fund
--------------------------------------------------------------------------------

                            INVESTMENT SUB-ADVISOR
                     Wells Capital Management Incorporated
                                525 Market St.
                               San Francisco, CA
               (Responsible for day-to-day portfolio management)
--------------------------------------------------------------------------------
                                                             TRANSFER
 DISTRIBUTOR                 ADMINISTRATOR                     AGENT

Stephens Inc.             Wells Fargo Funds              Boston Financial Data
111 Center St.            Management, LLC                Services, Inc.
Little Rock, AR           525 Market St.                 Two Heritage Dr.
                          San Francisco, CA              Quincy, MA

Markets the Fund          Manages the                    Maintains records
and distributes           Fund's business                of shares and
Fund shares               activities                     supervises the payment
                                                         of dividends
--------------------------------------------------------------------------------
                 PARTICIPATING INSURANCE COMPANIES AND SELLING
     Advise current and prospective contract holders on Fund investements
--------------------------------------------------------------------------------

                               CONTRACT HOLDERS

16  Variable Trust Prospectus

--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average annual net assets of the Fund paid on a monthly basis for the services described.

     The Investment Advisor
     Wells Fargo Funds Management, LLC ("Funds Management") assumed the investment advisory responsibilities for the Fund on March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's advisor is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-advisor who is responsible for the day-to-day portfolio management of the Fund. As of December 31, 2000, Funds Management and its affiliates provided advisory services for over $151.2 billion in assets.

     Funds Management is entitled to receive a fee at the rate of 0.55% for providing these services.

     The Sub-Advisor
     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-advisor for the Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2000, WCM provided advisory services for over $87 billion in assets.

     WCM is compensated by Funds Management from the advisory fee it receives as described above.

     The Administrator
     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of the Fund.

     Distribution Plan
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays 0.25% of its average annual net assets. These fees are paid out of the Fund's assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

                                                 Variable Trust Prospectus    17

Investing in the Fund
--------------------------------------------------------------------------------

     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to VA Contracts and VLI Policies. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund of WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

18   Variable Trust Prospectus

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions
     The Fund is treated separately in determining the amounts of distributions of net investment income and distributions of capital gains payable to its shareholders. A Fund's distribution is automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund at NAV or are paid in cash at the election of the Participating Insurance Company.

     The Equity Income Fund declares and pays any distributions of net investment income quarterly. The Fund makes any capital gain distributions at least annually.

     Taxes
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Fund and its shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your own tax advisor with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. Federal income taxation of VA Contract and VLI Policy is discussed in the prospectus of your Participating Insurance Company.

     As described in the prospectus of your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be "adequately diversified." The Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be "adequately diversified."

     Pricing Fund Shares:

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. The Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

                                                  Variable Trust Prospectus   19

Portfolio Managers
--------------------------------------------------------------------------------

         Gary J. Dunn, CFA, Mr. Dunn co-manages the Equity Income Fund, and co-managed the predecessor portfolio since 1994. He joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. He had been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned a BA in Economics from Carroll College.

         David L. Roberts, CFA, Mr. Roberts co-manages the Equity Income Fund and co-managed the predecessor portfolio since 1994, and also managed the predecessor's predecessor collective investment trust since 1986. He joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980, and was promoted to Vice President in 1982. He earned a BA in Mathematics from Carroll College.

20  Variable Trust Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Debt Securities
     Generally, a promise to pay interest and repay principal a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by the Fund on its shares.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less-stable currencies than markets in the developed world.

                                                  Variable Trust Prospectus   21

Glossary
--------------------------------------------------------------------------------

         FDIC
         The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

         Illiquid Security
         A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

         Liquidity
         The ability to readily sell a security at a fair price.

         Net Asset Value ("NAV")
         The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

         Options
         An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

         Repurchase Agreement
         An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

         Russell 1000 Index
         An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid- to large-capitalization index.

         Statement of Additional Information
         A document that supplements the disclosure made in the Prospectus.

         Total Return
         The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

         U.S. Government Obligations
         Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

22  Variable Trust Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, option 5;

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

P028(Rev.5/01)
  ICA Reg.No.                                                    [LOGO]
  811-09255                                            Printed on Recycled Paper
             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                              [WELLS FARGO LOGO]

WELLS FARGO VARIABLE
TRUST FUNDS

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus . Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued,endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Small Cap Growth Fund
                                                                           May 1
                                                                            2001

                        [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                           Variable Trust Funds
--------------------------------------------------------------------------------

Overview                           Objective and Principal Strategy            4

This section contains important    Summary of Important Risks                  6
summary information about the      Performance History                         7
Fund.                              Key Information                             8

--------------------------------------------------------------------------------
The Fund                           Small Cap Growth Fund                      10

This section contains important    General Investment Risks                   13
information about the Fund.        Organization and Management
                                   of the Fund                                18

--------------------------------------------------------------------------------
Your Investment                    Investing in the Fund                      20

Turn to this section for
information on how to buy
and sell Fund shares.

--------------------------------------------------------------------------------
Reference                          Other Information                          21

Look here for additional           Portfolio Managers                         22
information and term               Glossary                                   23
definitions.

Variable Trust Fund Overview
--------------------------------------------------------------------------------
See the individual Fund description in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the Glossary.

     FUND                               OBJECTIVE

     Small Cap Growth Fund              Seeks long-term capital appreciation.

4    Variable Trust Prospectus

PRINCIPAL STRATEGY

We invest in common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index, which is considered a small capitalization index. We invest in the common stocks of domestic and foreign issuers that we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

                                                  Variable Trust Prospectus    5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

 .   the individual Fund Description later in this Prospectus;

 .   under the "General Investment Risks"section beginning on page 13; and

 .   in the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

     Equity Securities
     The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Stocks of smaller or medium-sized companies tend to be more volatile and less liquid than those of larger companies.

     Foreign Investments
     The Fund makes foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential,and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

     Fund-Specific Risks
     We may invest in companies that pay low or no dividends, have less market liquidity, have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Because we may invest in more aggressive securities, our share price may rise and fall more than the share prices of other funds. In addition,our active trading investment strategy results in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

6    Variable Trust Prospectus

Performance History
--------------------------------------------------------------------------------

     The information on this page shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns since inception and for one and five-year periods are compared to the performance of an appropriate broad-based index (or indexes). Please remember that past performance is no guarantee of future results. The performance for the Fund in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

     Small Growth Cap Fund Calendar Year Returns (%)

               '96        31.47
               '97         9.87
               '98       -14.47
               '99        66.27
               '00       -22.58

     Best Qtr.: Q4 '99 . 67.19%              Worst Qtr.: Q4 '00 . -31.16%

       Average annual total return (%)
                                                                         Since
       for the period ended 12/31/00                  1 year  5 years  Inception

       WFVT Small Cap Growth Fund (Incept. 5/01/95)   -22.58    9.70     11.38

       Russell 2000 Index                              -3.02   10.31     12.63

                                                  Variable Trust Prospectus    7

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally means Wells Fargo Variable Trust, or Wells Fargo Funds Management, the Fund's investment advisor. "We" may also refer to the Fund's other service providers. "You" means the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in the
     Fund: The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tell you:

     . what the Fund is trying to achieve; and

     . how we intend to invest your money.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an on-going basis.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

8    Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Thomas Zeifang, CFA; Christopher F. Greene

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. As of December 31, 2000, the range was $3.3 million to $6.1 billion, and it is expected to change frequently. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days.

     We invest in the common stocks of domestic and foreign companies we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of small cap growth-oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . up to 25% of total assets in foreign companies through ADRs or similar investments.

     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     .    pay low or no dividends;

     .    have less market liquidity;

     . have no or relatively short operating histories, or are newly public companies that have recently had their initial public offerings, whose stocks are typically more volatile than stocks of more seasoned companies;

     .    have aggressive capital structures including high debt levels; or

     . are involved in rapidly growing or changing industries and/or new technologies.

     We may from time to time take temporary defensive positions that are inconsistent with the Fund' s principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

10   Variable Trust Prospectus

________________________________________________________________________________

     Important Risk Factors
     Because we may invest in more aggressive securities, our share price may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks " section beginning on page 13; and the specific risks listed here. They are all important to your investment choice.

     ---------------------------------------------------------------------------

     Historical Fund Information
     The Fund described in this Prospectus was created as part of the reorganization of the Life & Annuity Trust ("LAT") Family of Funds, advised by Wells Fargo Bank and the Norwest Select Family of Funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     The Fund is the accounting survivor of the former Norwest Select Small Company Stock Fund. The performance history and financial highlights of the Fund include the performance history and financial highlights of the predecessor fund.

                                                 Variable Trust Prospectus    11

Small Cap Growth Fund                                       Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

----------------------------------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------

                                            FUND COMMENCED
                                            ON MAY 1, 1995
                                            --------------------------------------------------------------
                                             Dec. 31,     Dec. 31,    Dec. 31,      Dec. 31,     Dec. 31,
For the period ended:                          2000         1999        1998         1997          1996
                                            --------------------------------------------------------------
Net asset value, beginning of period        $  18.09     $  10.88    $   12.77     $   13.50     $   11.21

Income from investment operations:
   Net investment income (loss)                (0.08)       (0.04)        0.03          0.01          0.02
   Net realized and unrealized gain (loss)
     on investments                            (3.71)        7.25        (1.89)         1.24          3.51

Total from investment operations               (3.79)        7.21        (1.86)         1.25          3.53

Less distributions:
   Dividends from net investment income         0.00         0.00        (0.03)        (0.01)        (0.02)
   Distributions from net realized gain        (3.15)        0.00         0.00         (1.59)        (1.22)
   Return of Capital Distribution              (0.77)        0.00         0.00         (0.38)         0.00

Total from distributions                       (3.92)        0.00        (0.03)        (1.98)        (1.24)

Net asset value, end of period              $  10.38     $  18.09    $   10.88     $   12.77     $   13.50

Total return/1/                               (22.58%)      66.27%      (14.47%)        9.87%        31.47%

Ratios/supplemental data:
   Net assets, end of period (000s)         $ 33,610     $ 23,819    $  13,295     $  11,482     $   6,091

Ratios to average net assets:
   Ratio of expenses to average net assets      1.20%        0.95%        0.80%         0.80%         0.80%
   Ratio of net investment income (loss) to
     average net assets                        (0.72%)      (0.37%)       0.31%         0.07%         0.16%

Portfolio turnover                               260%         314%         135%          209%          195%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                       2.41%        1.94%        1.51%         1.88%         2.82%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

12   Variable Trust Prospectus

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences.You should carefully consider the risks common to investing in all mutual funds, including Wells Fargo Variable Trust Funds. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that the Fund will meet its investment objective.

     . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in the Fund,by itself,does not constitute a complete investment plan.

     . The Fund invests in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets, which are subject to additional risks, including less liquidity and greater price volatility. The Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Fund may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Fund may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). These are mortgage- backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk , which can alter the maturity of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury,and the U.S. Government's guarantee does not extend to the Fund itself. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities that are subject to increased interest-rate and credit risk.

                                                  Variable Trust Prospectus   13

General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Emerging Market Risk--Emerging markets investing presents special risks, including those arising because emerging markets tend to be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

     Foreign Investment Risk--Foreign investments are subject to various additional risks, including potentially less liquidity and greater price volatility. Additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial,and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

14   Variable Trust Prospectus

--------------------------------------------------------------------------------

     Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--Investments in small companies are subject to additional risks, including the risk that these investments may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above, and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                                                  Variable Trust Prospectus   15

General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for the Fund. See the Statement of Additional Information for more information on these practices.

                                                                                              SMALL CAP GROWTH

INVESTMENT PRACTICE                                        PRINCIPAL RISK(S)
Borrowing Policies
The ability to borrow money for temporary                  Leverage Risk                               .
purposes (e.g. to meet shareholder redemptions).

Emerging Markets
Securities of companies based in countries considered      Information,
developing or to have "emerging" stock markets.            Political, Regulatory,                      .
Generally, these securities have the same type of          Diplomatic, Liquidity
risks as foreign securities, but to a higher degree.       and Currency Risk

Foreign Securities
Equity securities issued by a non-U.S. company, which may  Information,
be in the form of an ADR or similar investment, or debt    Political, Regulatory,                      .
securities of a non-U.S. company or foreign government.    Diplomatic, Liquidity
                                                           and Currency Risk

Illiquid Securities
A security which may not be sold or disposed of in the     Liquidity Risk
ordinary of business within seven days at approximately                                                .
the value determined for it by the Fund. Limited to 15%
of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers     Credit,
and financial institutions to increase return on those     Counter-Party and
securities. Loans may be made up to 1940 Act limits        Leverage Risk                               .
(currently one-third of total assets including the
value of collateral received).

Options
The right or obligation to receive or deliver a security   Credit, Information
or cash payment depending on the security's price or the   and Liquidity Risk
performance of an index or benchmark. Types of options                                                 .
used may include: options on securities, options on a
stock index, stock index futures and options on stock
index futures to protect liquidity and portfolio value.

16   Variable Trust Prospectus

________________________________________________________________________________

                                                                                              SMALL CAP GROWTH

INVESTMENT PRACTICE                                         PRINCIPAL RISK(S)
Other Mutual Funds
Investments by the Fund in shares of other mutual funds,    Market Risk
which will cause Fund shareholders to bear a pro-rata                                                .
portion of the other fund's expenses, in addition to the
expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may       Liquidity Risk
or may not be resold in accordance with Rule 144A of the                                             .
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to   Credit and
buy back a security at an agreed upon time and price,       Counter-Party Risk                       .
usually with interest.

Small Company Securities
Investments in small companies, which may be less liquid    Market, Experience                       .
and more volatile than investments in larger companies.     and Liquidity Risk

                                                  Variable Trust Prospectus   17

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                                                         BOARD OF TRUSTEES
                                                 Supervises the Fund's activities
--------------------------------------------------------------------------------------------------------------------------
       INVESTMENT ADVISOR                                                  CUSTODIAN
       Wells Fargo Funds Management, LLC                      Wells Fargo Bank Minnesota, N.A.
       525 Market St., San Francisco, CA                      6th & Marquette, Minneapolis, MN
       Manages the Fund's investment activities               Provides safekeeping for the assets of the Fund
--------------------------------------------------------------------------------------------------------------------------

                                                      INVESTMENT SUB -ADVISOR
                                               Wells Capital Management Incorporated
                                                 525 Market St., San Francisco, CA

                                          Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------------------------------------------------
                                                                                               TRANSFER
            DISTRIBUTOR                           ADMINISTRATOR                                  AGENT

       Stephens Inc.                            Wells Fargo Funds                       Boston Financial Data
       111 Center St.                           Management, LLC                         Services, Inc.
       Little Rock, AR                          525 Market St.                          Two Heritage Dr.
                                                San Francisco, CA                       Quincy, MA

       Markets the Fund                         Manages the                             Maintains records
       and distributes                          Fund's business                         of shares and supervises
       Fund shares                              activities                              the payment of dividends
--------------------------------------------------------------------------------------------------------------------------

                                       PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

                                Advise current and prospective contract holders on Fund investments
--------------------------------------------------------------------------------------------------------------------------

                                                         CONTRACT HOLDERS

18   Variable Trust Prospectus

________________________________________________________________________________

     In the following sections, the percentages shown are the percentages of the average annual net assets of the Fund paid on a monthly basis for the services described.

     The Investment Advisor
     Wells Fargo Funds Management, LLC ("Funds Management") assumed the investment advisory responsibilities for the Fund on March 1, 2001. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's advisor is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-advisor who is responsible for the day-to-day portfolio management of the Fund. As of December 31, 2000, subsidiaries of Wells Fargo & Co. managed over $152 billion in assets.

     Funds Management is entitled to receive a fee at the rate of 0.75% for providing these services.

     The Sub-Advisor
     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub- advisor for the Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high-net worth individuals. As of December 31, 2000, WCM provided advisory services for over $87 billion in assets.

     WCM is compensated by Funds Management from the advisory fee it receives as described above.

     The Administrator
     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business.For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of the Fund.

     Distribution Plan
     We have adopted a distribution plan (the "Plan" ) pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays 0.25% of its average annual net assets. These fees are paid out of the Fund's assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

                                                  Variable Trust Prospectus   19

Investing in the Fund
--------------------------------------------------------------------------------

     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for more detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund of WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

20   Variable Trust Prospectus

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions
     A Fund's distribution is automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund at NAV or are paid in cash at the election of the Participating Insurance Company.

     The Fund declares and pays any distributions of net investment income annually. The Fund makes any capital gains distributions at least annually.

     Taxes
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Fund and its shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your own tax advisor with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. Federal income taxation of VA Contract or VLI Policy is discussed in the prospectus of your Participating Insurance Company.

     As described in the prospectus of your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be "adequately diversified." The Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be "adequately diversified."

     Pricing Fund Shares:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund' s liabilities from its total assets, and then dividing the result by the total number of outstanding shares. The Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values.Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

                                                  Variable Trust Prospectus   21

Portfolio Managers
--------------------------------------------------------------------------------

     Christopher F. Greene, Mr. Greene co-manages the Small Cap Growth Fund, and co-managed the predecessor portfolio since early 1999. He joined WCM in 1997 as Portfolio Manager and Analyst for the firm's Small Cap Equity Team. He is responsible for fundamental security analysis of small and mid cap growth securities. Before joining WCM, he worked at Hambrecht & Quist, an investment banking firm, as an analyst in the corporate finance department from 1993 to 1996. Mr. Greene earned a BA in Economics from Claremont McKenna College.

     Thomas Zeifang, CFA, Mr. Zeifang co-manages the Small Cap Growth Fund, and co-managed the predecessor portfolio since early 1998. He joined WCM in 1997 and is currently the Managing Director of the Small Cap Equity Team. As strategy leader, he is responsible for fundamental security analysis. Prior to WCM, he was a Small Cap Equity Portfolio Manager from 1995 to 1997 at Wells Fargo Bank. He was a Financial Analyst from 1993 to 1995 at Fleet Investment Advisors, based in Rochester, NY. Mr. Zeifang earned a BS in Business Administration from St. Bonaventure University and an MBA in Finance from the University of Rochester's Simon School of Business.

22   Variable Trust Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Fund.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Capital Structure
     Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

     Collateralized Mortgage Obligations ("CMOs")
     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

     Debt Securities
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by the Fund on its shares.

     Diversified
     A diversified fund, as defined by the 1940 Act,is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to follow such investment policies.

     Dollar-Denominated
     Securities issued by foreign banks, companies or governments in U.S.
     dollars.

                                                  Variable Trust Prospectus   23

Glossary
--------------------------------------------------------------------------------

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less-stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Illiquid Security
     A security which may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value determined by the Fund.

     Initial Public Offering
     The first time a company's stock is offered for sale to the public.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

24   Variable Trust Prospectus

--------------------------------------------------------------------------------

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     Turnover Ratio
     The percentage of the securities held in the Fund's portfolio, other than short-term securities,that were bought or sold within a year.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                                  Variable Trust Prospectus   25

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, option 5;

Write to:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

P032(Rev.5/01)
  ICA Reg.No.                                                   [LOGO]
  811-09255                                            Printed on Recycled Paper
             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                              [WELLS FARGO LOGO]


WELLS FARGO VARIABLE
TRUST FUNDS


                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Asset Allocation Fund

International Equity Fund

Small Cap Growth Fund

                                                                           MAY 1
                                                                            2001

                          [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                           Variable Trust Funds
--------------------------------------------------------------------------------

Overview                                  Objectives and Principal Strategies         4

This section contains important           Summary of Important Risks                  6
summary information about the             Performance History                         8
Funds.                                    Key Information                            10
---------------------------------------------------------------------------------------
The Funds                                 Asset Allocation Fund                      12

This section contains important           International Equity Fund                  16
information about the individual          Small Cap Growth Fund                      20
Funds.                                    General Investment Risks                   24
                                          Organization and Management
                                          of the Funds                               29
---------------------------------------------------------------------------------------
Your Investment                           Investing in the Funds                     32

Turn to this section for information
on how to buy and sell Fund shares.

---------------------------------------------------------------------------------------
Reference                                 Other Information                          33

Look here for additional                  Table of Predecessors                      34
information and term definitions.         Portfolio Managers                         35
                                          Glossary                                   36

Variable Trust Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the Glossary.

     FUND                            OBJECTIVE

     Asset Allocation Fund           Seeks long-term total return, consistent
                                     with reasonable  risk.

     International Equity Fund       Seeks total return, with an emphasis on
                                     capital appreciation, over the long term.

     Small Cap Growth Fund           Seeks long-term capital appreciation.


4    Variable Trust Prospectus

PRINCIPAL STRATEGIES

We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of such indexes. We use an asset allocation model to allocate and reallocate assets among common stocks (Standard & Poor's 500 Composite Stock Index ("S&P 500 Index")), U.S. Treasury bonds (Lehman Brothers 20+ Year Treasury Index) and money market instruments. We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation, but rather a measure of the level of risk tolerance of the Fund. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

We invest in equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities held by the Fund will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. We apply a fundamentals-driven, value-oriented analysis to identify companies that we believe have above-average potential for long-term growth and total return capabilities.

We invest in common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index, which is considered a small capitalization index. We invest in the common stocks of domestic and foreign issuers that we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

                                                   Variable Trust Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------


This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. All are important to your investment choice. Additional information about these and other risks is included in:

 .   the individual Fund Descriptions later in this Prospectus;

 .   under the "General Investment Risks" section beginning on page 24; and

 .   in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

   COMMON RISKS FOR THE FUNDS

   Equity Securities
   The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Stocks of smaller or medium-sized companies tend to be more volatile and less liquid than those of larger companies.

   Debt Securities
   The Asset Allocation Fund invests in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

   Foreign Investments
   The Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6   Variable Trust Prospectus

     FUND                             SPECIFIC RISKS

     Asset Allocation Fund            We use an investment model that seeks
                                      undervalued asset classes. There is no
                                      guarantee that the asset allocation model will make accurate determinations or that an asset class we believe is undervalued will perform as expected. We may incur higher-than-average portfolio turnover resulting from allocation shifts recommended by the model. Portfolio turnover increases transaction costs and may trigger capital gains.

     International Equity Fund        Foreign investments are subject to
                                      additional risks, including potentially
                                      less liquidity and greater price
                                      volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S.
                                      markets. Direct investment in foreign
                                      securities involves exposure to
                                      fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.
                                      Emerging market countries are often
                                      dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     Small Cap Growth Fund            We may invest in companies that pay low
                                      or no dividends, have smaller market
                                      capitalizations, have less market
                                      liquidity, have no or relatively short
                                      operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Because we may invest in more aggressive securities, our share price may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

                                                     Variable Trust Prospectus 7

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns since inception and for one and five-year periods (as applicable) are compared to the performance of an appropriate broad-based index (or indexes). Please remember that past performance is no guarantee of future results. The performance for the Funds in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

     The International Equity Fund has been in operation for less than a calendar year, and therefore performance information is not reported for the Fund.

     Asset Allocation Fund Calendar Year Returns (%)


               '95            28.95
               '96            11.46
               '97            20.88
               '98            25.26
               '99             9.33
               '00             1.02

     Best Qtr.: Q4 `98 . 15.86%          Worst Qtr.: Q3 `98 . -5.38%

     Average annual total return (%)
                                                                     Since
     for the period ended 12/31/00                1 year  5 years  Inception

     WFVT Asset Allocation Fund (Incept. 4/15/94)  1.02    13.26      14.15

     S&P 500 Index /1/                            -9.11    18.33      19.78

     LB 20+ Year Treasury Index/2/                21.50     7.40       7.53

     /1/ S&P 500 is a registered trademark of Standard & Poor's.
     /2/ Lehman Brothers 20+ Year Treasury Index.

8    Variable Trust Prospectus

--------------------------------------------------------------------------------

     Small Cap Growth Fund Calendar Year (%) Returns

          '96             31.47
          '97              9.87
          '98            -14.47
          '99             66.27
          '00            -22.58

     Best Qtr.: Q4 `99 . 67.19%      Worst Qtr.: Q4 `00 . -31.16%

       Average annual total return (%)
                                                                        Since
       for the period ended 12/31/00                 1 year  5 years  Inception

       WFVT Small Cap Growth Fund (Incept. 5/01/95)  -22.58    9.70     11.38

       Russell Index 2000                             -3.02   10.31     12.63

                                                  Variable Trust Prospectus    9

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally means Wells Fargo Variable Trust, or Wells Fargo Funds Management, the Funds' investment advisor. "We" may also refer to the Funds' other service providers. "You" means the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tell you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money;and

     . what makes the Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an on-going basis.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

10   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Asset Allocation Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

     ---------------------------------------------------------------------------

     Investment Strategies
     We allocate and reallocate assets among common stocks, U.S. Treasury Bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

     ---------------------------------------------------------------------------

     Permitted Investments
     The asset classes we invest in are:

     . Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index in an effort to match the total return of the S&P 500 Index as closely as possible;

     . Bond Investments--We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Year Treasury Index. Bonds in this Index have remaining maturities of twenty years or more; and

     . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

     In addition, under normal market conditions, we may invest:

     . In call and put options on stock indexes, stock index futures, options on stock index futures, and interest rate futures contracts as a substitute for a comparable market position in stocks or bonds; and

     . Up to 25% of total assets in foreign obligations qualifying as money market investments.

     We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation, but rather a measure of the level of risk tolerance for the Fund.

     We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time.

     We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

12  Variable Trust Prospectus

________________________________________________________________________________

     Important Risk Factors
     We use an investment model that seeks undervalued assets classes. There is no guarantee that the asset allocation model will make accurate determinations or that an asset class we believe is undervalued will perform as expected.

     We may incur higher-than-average portfolio turnover resulting from allocation shifts recommended by the model. Portfolio turnover increases transaction costs and may trigger capital gains.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 24; and the specific risks listed here. They are all important to your investment choice.

                                                  Variable Trust Prospectus   13

Asset Allocation Fund                                       Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

     FOR A SHARE OUTSTANDING

                                                        FUND COMMENCED
                                                        ON  APRIL 15, 1994
                                                        ---------------------------------------------------------------
                                                          Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
For the period ended:                                       2000          1999         1998        1997         1996
                                                        ---------------------------------------------------------------
Net asset value, beginning of period                     $   14.42    $   13.45     $   11.99   $   11.42    $   11.27

Income from investment operations:
   Net investment income (loss)                               0.31         0.27          0.34        0.60         0.56
   Net realized and unrealized gain (loss)
     on investments                                          (0.13)        0.97          2.60        1.73         0.69

Total from investment operations                              0.18         1.24          2.94        2.33         1.25

Less distributions:
   Dividends from net investment income                      (0.31)       (0.26)        (0.34)      (0.60)       (0.56)
   Distributions from net realized gain                      (0.47)       (0.01)        (1.14)      (1.16)       (0.54)

Total from distributions                                     (0.78)       (0.27)        (1.48)      (1.76)       (1.10)

Net asset value, end of period                           $   13.82    $   14.42     $   13.45   $   11.99    $   11.42

Total return/1/                                               1.02%        9.33%        25.26%      20.88%       11.46%

Ratios/supplemental data:
   Net assets, end of period (000s)                      $ 270,278    $ 240,671     $ 156,241   $  86,506    $  51,797

Ratios to average net assets:
   Ratio of expenses to average net assets                    1.00%        0.97%         0.92%       0.80%        0.69%
   Ratio of net investment income (loss)
     to average net assets                                    2.19%        2.05%         2.62%       5.20%        5.34%

Portfolio turnover                                              48%          30%           29%        156%           4%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                                     1.12%        1.17%         1.11%       0.85%        0.80%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

14   Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Katherine Schapiro, CFA; Stacey Ho, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     We apply a fundamentals-driven, value-oriented analysis to identify companies that we believe have above-average potential for long-term growth. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of total assets in equity securities of companies based outside the U.S.;

     .    in a minimum of five countries exclusive of the U.S.;

     .    up to 50% of total assets in any one country;

     .    up to 25% of total assets in emerging markets;

     . in issuers with an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as $250 million; and

     . in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), and shares of other mutual funds.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

     We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

16   Variable Trust Prospectus

________________________________________________________________________________

     Important Risk Factors
     Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 24, and the specific risks listed here. They are all important to your investment choice.

                                                  Variable Trust Prospectus   17

International Equity Fund                                   Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

     FOR A SHARE OUTSTANDING

                                                        FUND COMMENCED ON
                                                        JULY 3, 2000
                                                        ------------------------
                                                               Dec. 31,
For the period ended:                                           2000
                                                        ------------------------
Net asset value, beginning of period                          $  10.00

Income from investment operations:
  Net investment income (loss)                                    0.03
  Net realized and unrealized gain (loss)
     on investments                                              (1.06)

Total from investment operations                                 (1.03)

Less distributions:
  Dividends from net investment income                           (0.03)
  Distributions from net realized gains                           0.00

Total from distributions                                         (0.03)

Net asset value, end of period                                $   8.94

Total return (not annualized)/1/                                (10.33%)

Ratios/supplemental data:
  Net assets, end of period (000s)                            $  1,620

Ratios to average net assets (not annualized):
  Ratio of expenses to average net assets                         1.00%
  Ratio of net investment income (loss) to
     average net assets                                           0.98%

Portfolio turnover                                                  19%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (not annualized)/2/                         2.40%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

18  Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Thomas Zeifang, CFA; Christopher F. Greene

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. As of December 31, 2000, the range was $3.3 million to $6.1 billion, and it is expected to change frequently. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days.

     We invest in the common stocks of domestic and foreign companies we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of small cap, growth-oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . up to 25% of total assets in foreign companies through ADRs or similar investments.

     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     .    pay low or no dividends;

     .    have less market liquidity;

     . have no or relatively short operating histories, or are newly public companies that have recently had their initial public offerings, whose stocks are typically more volatile than stocks of more seasoned companies;

     .    have aggressive capital structures including high debt levels; or

     . are involved in rapidly growing or changing industries and/or new technologies.

     We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

20   Variable Trust Prospectus

________________________________________________________________________________

     Important Risk Factors
     Because we may invest in more aggressive securities, our share price may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy results in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 24; and the specific risks listed here. They are all important to your investment choice.

                                                  Variable Trust Prospectus   21

Small Cap Growth Fund                                       Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all and distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

   FOR A SHARE OUTSTANDING

                                                FUND COMMENCED ON
                                                MAY 1, 1995
                                               -------------------------------------------------------------
                                                Dec. 31,    Dec. 31,      Dec. 31,     Dec. 31,     Dec. 31,
   For the period ended:                         2000        1999          1998         1997         1996
                                               -------------------------------------------------------------
   Net asset value, beginning of period       $ 18.09      $ 10.88      $ 12.77       $ 13.50       $11.21

   Income from investment operations:
     Net investment income (loss)               (0.08)       (0.04)        0.03          0.01         0.02
     Net realized and unrealized gain (loss)
       on investments                           (3.71)        7.25        (1.89)         1.24         3.51

   Total from investment operations             (3.79)        7.21        (1.86)         1.25         3.53

   Less distributions:
     Dividends from net investment income        0.00         0.00        (0.03)        (0.01)       (0.02)
     Distributions from net realized gain       (3.15)        0.00         0.00         (1.59)       (1.22)
     Return of Capital Distribution             (0.77)        0.00         0.00         (0.38)        0.00

   Total from distributions                     (3.92)        0.00        (0.03)        (1.98)       (1.24)

   Net asset value, end of period             $ 10.38      $ 18.09      $ 10.88       $ 12.77       $13.50

   Total return/1/                             (22.58%)      66.27%      (14.47%)        9.87%       31.47%

   Ratios/supplemental data:
     Net assets, end of period (000s)         $33,610      $23,819      $13,295       $11,482       $6,091

   Ratios to average net assets:
     Ratio of expenses to average net assets     1.20%        0.95%        0.80%         0.80%        0.80%
     Ratio of net investment income (loss) to
       average net assets                       (0.72%)      (0.37%)       0.31%         0.07%        0.16%

   Portfolio turnover                             260%         314%         135%          209%         195%

   Ratio of expenses to average
     net assets prior to waive fees and
     reimbursed expenses/2/                      2.41%        1.94%        1.51%         1.88%        2.82%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

22  Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including Wells Fargo Variable Trust Funds. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may also use various derivative instruments,such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). These are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities that are subject to increased interest-rate and credit risk.

24   Variable Trust Prospectus

________________________________________________________________________________

     . The International Equity Fund may enter into foreign currency forward contracts and forward currency exchange contracts ("forward contracts") to try to reduce currency exchange risks to the Fund from foreign securities investments. A forward contract is an obligation to buy or sell a foreign currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

     Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objectives and strategies.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Emerging Market Risk--Emerging markets investing presents special risks, including those arising because emerging markets tend to be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

     Foreign Investment Risk--Foreign investments are subject to various additional risks, including potentially less liquidity and greater price volatility. Additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

                                                  Variable Trust Prospectus   25

General Investment Risks
--------------------------------------------------------------------------------

     Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers may or may not prepay mortgage loans, which can alter the duration of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--Investments in small companies are subject to additional risks, including the risk that these investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

26   Variable Trust Prospectus

________________________________________________________________________________

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                         ASSET      INTERNATIONAL       SMALL CAP
                                                                                       ALLOCATION       EQUITY            GROWTH
INVESTMENT PRACTICE                                     PRINCIPAL RISK(S)

Borrowing Policies
The ability to borrow money for temporary               Leverage Risk                     .               .                .
purposes (e.g. to meet shareholder redemptions).

Emerging Markets
Securities of companies based in countries              Information, Political,
considered developing or to have "emerging"             Regulatory, Diplomatic,
stock markets. Generally, these securities              Liquidity and Currency Risk                       .                .
have the same type of risks as foreign securities,
but to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted       Interest Rate and                 .
either on a schedule or when an index or benchmark      Credit Risk
changes.

Foreign Obligations
Debt of a foreign government or corporation or dollar  Information,
denominated debt obligations of foreign branches of    Political, Regulatory,             .
U.S. banks or U.S. branches of foreign banks.          Diplomatic, Liquidity
                                                       and Currency Risk

Foreign Securities
Equity securities issued by a non-U.S. company,        Political, Regulatory,
which may be in the form of an ADR or similar          Diplomatic, Liquidity                              .                .
investment or debt securities of a non-U.S. company    and Currency Risk
or foreign government.

Forward Commitment, When-Issued and
Delayed Delivery Transactions                          Interest Rate,
Securities bought or sold for delivery at a later      Leverage, Credit and               .
date or bought or sold for a fixed price at a fixed    Experience Risk
date.

Illiquid Securities
A security which may not be sold or disposed of in     Liquidity Risk
the ordinary course of business within seven days at                                      .               .                .
approximately the value determined for it by the Fund.
Limited to 15% of total assets.

                                                  Variable Trust Prospectus   27

General Investment Risks
--------------------------------------------------------------------------------

                                                                                         ASSET      INTERNATIONAL       SMALL CAP
                                                                                       ALLOCATION       EQUITY            GROWTH
INVESTMENT PRACTICE                                         PRINCIPAL RISK(S)

Loans of Portfolio Securities
The practice of loaning securities to brokers,              Credit,
dealers and financial institutions to increase return       Counter-Party and
on those securities. Loans may be made up to 1940 Act       Leverage Risk                   .              .                 .
limits (currently one-third of total assets including
the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional               Interest Rate, Credit,
interest in pools of consumer loans, such as mortgage       Prepayment and                  .
loans, car loans, credit card debt, or receivables          Experience Risk
held in trust.

Options
The right or obligation to receive or deliver a security    Credit, Information
or cash payment depending on the security's price           and Liquidity Risk
or the performance of an index or benchmark. Types of                                       .              .                 .
options used may include: options on securities,
options on a stock index, stock index futures and
options on stock index futures to protect liquidity
and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual           Market Risk
funds, which will cause Fund shareholders to bear a                                         .              .                 .
pro-rata portion of the other fund's expenses, in
addition to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which           Liquidity Risk
may or may not be resold in accordance with Rule                                            .              .                 .
144A of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security             Credit and
agrees to buy back a security at an agreed upon time        Counter-Party Risk              .              .                 .
and price, usually with interest.

Small Company Securities
Investments in small companies, which may be                Market, Experience
less liquid and more volatile than investments in           and Liquidity Risk                             .                 .
larger companies.

28   Variable Trust Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

-----------------------------------------------------------------------------------------------------
                                        BOARD OF TRUSTEES
-----------------------------------------------------------------------------------------------------
                                 Supervises the  Funds' activities
-----------------------------------------------------------------------------------------------------
    INVESTMENT ADVISOR                                     CUSTODIANS
-----------------------------------------------------------------------------------------------------
    Wells Fargo Funds Management, LLC     Wells Fargo Bank Minnesota, N.A.
    525 Market St., San Francisco, CA     6th & Marquette, Minneapolis, MN
    Manages the Funds' investment         Provides safekeeping for the assets of all Funds
    activities                            except the Asset Allocation Fund
                                          Barclays Global Investors, N.A.
                                          45 Fremont St., San Francisco, CA
                                          Provides safekeeping for the Asset Allocation Fund's assets
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                         INVESTMENT SUB-ADVISORS
-----------------------------------------------------------------------------------------------------
    Wells Capital Management                                            Barclays Global Fund
    Incorporated                                                        Advisors
    525 Market St.                                                      45 Fremont St.
    San Francisco, CA                                                   San Francisco, CA
    (All Funds except as described at                                   (Asset Allocation Fund)
    right)
                       (Responsible for day-to-day portfolio management)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                        TRANSFER
    DISTRIBUTOR                           ADMINISTRATOR                   AGENT
-----------------------------------------------------------------------------------------------------
    Stephens Inc.                         Wells Fargo Funds             Boston Financial Data
    111 Center St.                        Management, LLC               Services, Inc.
    Little Rock, AR                       525 Market St.                Two Heritage Dr.
                                          San Francisco, CA             Quincy, MA

    Markets the Funds                     Manages the                   Maintains records
    and distributes                       Funds' business               of shares and
    Fund shares                           activities                    supervises the payment
                                                                        of dividends
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             PARTICIPATING INSURANCE COMPANIES AND AGENTS SELLING
--------------------------------------------------------------------------------
      Advise current and prospective contract holders on Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CONTRACT HOLDERS
--------------------------------------------------------------------------------

                                                    Variable Trust Prospectus 29

Organization and Management of the Funds
--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average annual net assets of each Fund paid on a monthly basis for the services described.

     The Investment Advisor
     Wells Fargo Funds Management, LLC ("Funds Management") assumed the investment advisory responsibilities for each of the Funds on March 1, 2001. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds. As of December 31, 2000, Funds Management and its affiliates provided advisory services for over $151.2 billion in assets.

     For providing these services, Funds Management is entitled to receive the following fees:

          Asset Allocation Fund                                     0.55%

          International Equity Fund                                 0.75%

          Small Cap Growth Fund                                     0.75%

     The Sub-Advisors
     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-advisor for the Funds (except the Asset Allocation
     Fund). In this capacity, it is responsible for the day-to-day investment management activities of the Funds. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2000, WCM provided advisory services for over $87 billion in assets.

     Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Asset Allocation Fund. In this capacity, it is responsible for the model that is used to manage the investment portfolio and the selection of securities for the Fund's portfolio. BGI is one of the largest providers of index portfolio management services. As of December 31, 2000, BGI managed or provided investment advice for assets aggregating in excess of $801 billion.

     The Sub-Advisors are compensated by Funds Management from the advisory fees it receives as described above.

     The Administrator
     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

30   Variable Trust Prospectus

________________________________________________________________________________

     Distribution Plan
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, each Fund pays 0.25% of its average annual net assets. These fees are paid out of the Funds' assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

                                                  Variable Trust Prospectus   31

Investing in the Funds
--------------------------------------------------------------------------------

     The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

32   Variable Trust Prospectus

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions
     Each Fund is treated separately in determining the amounts of distributions of net investment income and distributions of capital gains payable to its shareholders. A Fund's distributions are automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund at NAV or are paid in cash at the election of the Participating Insurance Company.

     The Asset Allocation Fund declares and pays any distributions of net investment income quarterly. All other Funds declare and pay any distributions of net investment income annually. The Funds make any capital gain distributions at least annually.

     Taxes
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Funds and their shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your own tax advisor with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. Federal income taxation of your VA Contract or VLI Policy is discussed in the prospectus of your Participating Insurance Company.

     As described in the prospectuses of your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in a Fund through such VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds from your VA Contracts and VLI Policies, must be "adequately diversified." Each Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be "adequately diversified."

     Pricing Fund Shares:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . We determine the NAV of each Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting each Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. Each Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices.See the Statement of Additional Information for further disclosure.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

                                                    Variable Trust Prospectus 33

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds described in this Prospectus were created at the time of the reorganization of the Life & Annuity Trust ("LAT") Family of Funds, advised by Wells Fargo Bank, and the Norwest Select Family of Funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund, unless otherwise indicated below, is an accounting survivor of a former LAT or Norwest Select Funds fund, as indicated in the following Table. The performance histories and financial highlights of each Fund include the performance histories and financial highlights of the predecessor fund.

        Wells Fargo Variable Trust      Predecessor Funds

        Asset Allocation Fund           LAT Asset Allocation Fund

        International Equity Fund       None

        Small Cap Growth Fund           Norwest Select Small Company Stock Fund

34   Variable Trust Prospectus

Portfolio Managers
--------------------------------------------------------------------------------

     Christopher F. Greene, Mr. Greene co-manages the Small Cap Growth Fund, and co-managed the predecessor portfolio since early 1999. He joined WCM in 1997 as Portfolio Manager and Analyst for the firm's Small Cap Equity Team. He is responsible for fundamental security analysis of small and mid cap growth securities. Before joining WCM, he worked at Hambrecht & Quist, an investment banking firm, as an analyst in the corporate finance department from 1993 to 1996. Mr. Greene earned a BA in Economics from Claremont McKenna College.

     Stacey Ho, CFA, Ms. Ho co-manages the International Equity Fund. She has been with WCM as an International Equity Portfolio Manager since early 1997. In 1995 and 1996, she was an International Equity Portfolio Manager at Clemente Capital Management, and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over nine years of international equity investment management experience. Ms. Ho earned her BS in Civil Engineering from San Diego State University and her MS in Environmental Engineering from Stanford University, and her MBA from the University of California at Los Angeles.

     Katherine Schapiro, CFA, Ms. Schapiro co-manages the International Equity Fund, and she is the Managing Director of the International Equity Team for WCM. As team leader, she manages international equity funds and portfolios for the firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 19 years of investment experience includes investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro earned her BA in Spanish Literature from Stanford University. She is a past President of the Security Analysts of San Francisco.

     Thomas Zeifang, CFA, Mr. Zeifang co-manages the Small Cap Growth Fund, and co-managed the predecessor portfolio since early 1998. He joined WCM in 1997 and is currently the Managing Director of the Small Cap Equity Team. As strategy leader, he is responsible for fundamental security analysis. Prior to WCM, he was a Small Cap Equity Portfolio Manager from 1995 to 1997 at Wells Fargo Bank. He was a Financial Analyst from 1993 to 1995 at Fleet Investment Advisors, based in Rochester, NY. Mr. Zeifang earned a BS in Business Administration from St. Bonaventure University and an MBA in Finance from the University of Rochester's Simon School of Business.

                                                  Variable Trust Prospectus   35

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipt and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Capital Structure
     Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

     Collateralized Mortgage Obligations ("CMOs")
     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Debt Securities
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined by the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

36   Variable Trust Prospectus

________________________________________________________________________________

     Dollar-Denominated
     Securities issued by foreign banks, companies or governments in U.S.
     dollars.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Hedge
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Illiquid Security
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     Initial Public Offering
     The first time a company's stock is offered for sale to the public.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality, short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

                                                  Variable Trust Prospectus   37

Glossary
--------------------------------------------------------------------------------

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

     S&P, S&P 500 Index
     Standard & Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Warrants
     The right to buy a stock for a set price at a set time.

38   Variable Trust Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, option 5;

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

P033(Rev. 5/01)
  ICA Reg.No.                                                    [LOGO]
  811-09255                                            Printed on Recycled Paper
             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                          WELLS FARGO VARIABLE TRUST
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                               Dated May 1, 2001

                             ASSET ALLOCATION FUND
                              CORPORATE BOND FUND
                              EQUITY INCOME FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                           INTERNATIONAL EQUITY FUND
                           LARGE COMPANY GROWTH FUND
                               MONEY MARKET FUND
                             SMALL CAP GROWTH FUND

Wells Fargo Variable Trust (the "Trust") is an open-end series investment company. This Statement of Additional Information ("SAI") contains additional information about nine of the series of the Trust -- the Asset Allocation, Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Large Company Growth, Money Market and Small Cap Growth Funds (each, a "Fund" and collectively, the "Funds"). The investment objective of each Fund is described in its respective Prospectus.

This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses, dated May 1, 2001. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors' report for the year ended December 31, 2000, are hereby incorporated by reference to the Annual Reports. The Prospectuses and Annual Report may be obtained without charge by calling 1-800-222-8222 or by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

Historical Fund Information.................................................   1

Investment Restrictions.....................................................   3

Investment Models...........................................................   6

Additional Permitted Investment Activities and Associated Risks.............   8

Management..................................................................  27

Performance Calculations....................................................  36

Determination of Net Asset Value............................................  38

Additional Purchase and Redemption Information..............................  40

Portfolio Transactions......................................................  40

Fund Expenses...............................................................  42

Federal Income Taxes........................................................  43

Capital Stock...............................................................  46

Other.......................................................................  49

Counsel.....................................................................  49

Independent Auditors........................................................  49

Financial Information.......................................................  50

Appendix.................................................................... A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Select Funds ("Norwest"), the Board of Trustees of Life & Annuity Trust ("Annuity Trust") and the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various Norwest and Annuity Trust portfolios to the Funds. Prior to September 17, 1999, the effective date of the consolidation of the Funds and the Norwest and Annuity Trust portfolios, the Funds had only nominal assets.

     The Funds described in this SAI were created at the time of the reorganization of the Annuity Trust Family of Funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Family of Funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management" or "Advisor" or "Administrator") assumed investment advisory and administration responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory and administration agreements with Wells Fargo Bank. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory and administration responsibilities of Wells Fargo Bank in early 2001. Funds Management is an affiliate of Wells Fargo Bank.

     The chart below indicates the predecessor Annuity Trust and Norwest Funds that are the accounting survivors for each applicable Wells Fargo Fund.

--------------------------------------------------------------------------------
       Wells Fargo Variable Trust                    Predecessor Funds
--------------------------------------------------------------------------------
Asset Allocation Fund                     Annuity Trust Asset Allocation Fund
--------------------------------------------------------------------------------
Corporate Bond Fund                       None
--------------------------------------------------------------------------------
Equity Income Fund                        Norwest Income Equity Fund
--------------------------------------------------------------------------------
Equity Value Fund                         Annuity Trust Equity Value Fund
--------------------------------------------------------------------------------
Growth Fund                               Annuity Trust Growth Fund
--------------------------------------------------------------------------------
International Equity Fund                 None
--------------------------------------------------------------------------------
Large Company Growth Fund                 None
--------------------------------------------------------------------------------
Money Market Fund                         Annuity Trust Money Market Fund
--------------------------------------------------------------------------------
Small Cap Growth Fund                     Norwest Small Company Stock Fund
--------------------------------------------------------------------------------

     The Asset Allocation Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Asset Allocation Fund. The predecessor Annuity Trust Asset Allocation Fund commenced operations on April 15, 1994.

     The Corporate Bond Fund commenced operations on September 20, 1999.

     The Equity Income Fund commenced operations on September 20, 1999, as successor to the Norwest Income Equity Fund. The predecessor Norwest Income Equity Fund commenced operations on May 6, 1996.

     The Equity Value Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Equity Value Fund. The predecessor Annuity Trust Equity Value Fund commenced operations on May 1, 1998.

     The Growth Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Growth Fund. The predecessor Annuity Trust Growth Fund commenced operations on April 12, 1994.

     The International Equity Fund commenced operations on July 3, 2000.

     The Large Company Growth Fund commenced operations on September 20, 1999.

     The Money Market Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Money Market Fund. The predecessor Annuity Trust Money Market Fund commenced operations on May 19, 1994.

     The Small Cap Growth Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Strategic Growth Fund and the Norwest Small Company Stock Fund. For accounting purposes, the Norwest Small Company Stock predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to September 20, 1999 are the financial highlights of the Norwest Small Company Stock Fund. The predecessor Norwest Small Company Stock Fund commenced operations on May 1, 1995.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investment in (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and (ii) in municipal securities;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. This policy does not restrict a Fund's ability to invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

     (3) borrow money except to the extent permitted by the 1940 Act, and the rules, regulations and any orders obtained thereunder;

     (4) issue senior securities except to the extent permitted by the 1940 Act, and the rules, regulations and any orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purpose of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts, or from investing in securities or other instruments backed by physical commodities, and in the case of the Large Company Growth Fund, purchasing securities of an issuer which invests or deals in commodities or commodity contracts).

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a vote of a majority of the Trustees of the Trust or at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     Each Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets, and (iii) will not buy call options with a value exceeding 5% of the Fund's total assets.

     (4) Each Fund may lend securities from its portfolio to certain pre-approved brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the limits established by and under the 1940 Act, including any exemptive relief obtained thereunder, which limits are currently one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management. (Investments by the Funds in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

                               INVESTMENT MODELS

     This section contains supplemental information about the proprietary investment model used by Barclays Global Fund Advisors ("BGFA"), as sub-advisor, to manage the Asset Allocation Fund's portfolio.

     Asset Allocation Model. The portfolio of investments for the Asset Allocation Fund (the "Fund") is determined with the assistance of an investment allocation model that selects an optimal mix of assets from among common stocks, U.S. Treasury Bonds and money market instruments in accordance with the long-term investment objective of the Fund. BGFA compares the Fund's investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Funds Management and BGFA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary from each other and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements.

     The Fund invests the common stock portion of its portfolio in the securities of the S&P 500 Index. There are 500 common stocks, including Wells Fargo & Company stock, that make up the S&P 500 Index. Standard & Poor's Ratings Group ("S&P") occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market- capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Fund is to invest those assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock. A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of assets, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Fund invests. Using this data, the Asset Allocation Model is run daily to determine the recommended asset allocation.

    Although BGFA intends to use the Model as a basis for investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Funds Management has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Fund's assets, and Funds Management has the right to reject BGFA's investment decisions for the Fund if Funds Management determines that any such decision is not consistent with the best interests of the Fund.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Asset-Backed Securities. The Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest-rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

     Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest-rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank

Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest-rates.

     Bonds. Certain of the debt instruments purchased by the Corporate Bond Fund may be bonds. The Fund invests no more than 25% in bonds that are below investment grade. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest-rates rise and rise when interest-rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Commercial Paper. The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRRO"). Commercial paper may include variable- and floating-rate instruments.

     Convertible Securities. The Funds may invest in convertible securities that provide current income and are issued by companies that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest-rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more Narrows, such as Moody's Investors Service, Inc. ("Moody's") or S&P, or unrated but determined by the Advisor to be of comparable quality.

     Derivative Securities. The Corporate Bond Fund may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest-rates that are determined by reference to changes in the value of other interest-rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Emerging Markets. Certain Funds may invest a certain percentage of their assets in equity securities of companies in "emerging markets." Such Funds consider the following factors, among others, in determining which countries have emerging markets: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging-market countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Floating- and Variable-Rate Obligations. The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest-rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest-rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating-or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, if an active secondary market exists. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Obligations. The Funds may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. Each Fund may not invest 25% or more of its assets in foreign obligations.

     Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Foreign Currency Transactions. The Funds may enter into foreign currency exchange transactions in order to protect against uncertainty in the level of future foreign exchange rates. A foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities. The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. Each Fund except the Money Market Fund may invest or hold up to 15% of its net assets in illiquid securities. The Money Market Fund may invest or hold up to 100% of its net assets in such securities.

     Loans of Portfolio Securities. Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

     Lower Rated Securities. The Corporate Bond Income Fund may invest up to 25% of its net assets in non-investment grade bonds. These are commonly known as "junk bonds." Their default and other risks are greater than those of higher rated securities. You should carefully consider these risks before investing in the Fund.

     Various investment services publish ratings of some of the types of securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower Moody's Investors Service, Inc. ("Moody's) or

BB or lower by Standard & Poor's Ratings Group ("S&P"), or from unrated securities deemed by the Advisor to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. The Advisor will consider these ratings in connection with the investment of the Fund's assets but they will not be a determining or limiting factor.

     The Corporate Bond Fund may invest in securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase. As an operating policy, however, the Fund will generally invest in securities that are rated at least Baa by Moody's or BBB by S&P, except for defaulted securities as noted below, or that are unrated but of comparable quality as determined by the Advisor.

     The Corporate Bond Fund may also buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. The Fund will buy defaulted debt securities if, in the opinion of Advisors, they present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the net asset value of the Funds would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the 15% limit discussed under "Illiquid Investments."

     If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

     Certain of the high yielding, fixed-income securities in which the Fund may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

     Money Market Instruments and Temporary Investments. The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Funds Management, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Funds Management, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Funds Management, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. A Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited. Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (10% for the Money Market Fund) of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Funds Management.

     Mortgage-Related Securities. The Corporate Bond Fund may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Early repayment of principal on mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest-rates rise, the value of a mortgage-related security generally will decline; however, when interest-rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Corporate Bond Fund may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The Fund may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     The interest-rates on the mortgages underlying the ARMs and some of the CMOs in which the Fund may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest-rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest-rates fluctuate. The net asset value of the Fund's shares may fluctuate to the extent interest-rates on underlying mortgages differ from prevailing market interest-rates during interim periods between interest-rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Fund or if the Fund sells these portfolio securities before the interest-rates on the underlying mortgages are adjusted to reflect prevailing market interest-rates. The holder of ARMs and CMOs are also subject to repayment risk.

     The Corporate Bond Fund will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

     Options Trading. Certain Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the Advisor is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which the Funds may invest.

     A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indexes will be subject to the Advisor's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that the Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option.
The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest-rate rather than a stock index.

     Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest-rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

     Other Investment Companies. The Funds may invest in shares of other registered investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is generally limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Privately Issued Securities. The Funds, except the Money Market Fund, may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment advisor, under guidelines approved by Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Short Sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

     In view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be "against the box." A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

     Stripped Securities. The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

     Synthetic Convertible Securities. Each Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or Standard & Poor's and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

     U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA") notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest-rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest-rates increase and rises when market interest-rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants. Each of the Funds may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchanges. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Fund may invest directly.

     Zero Coupon Bonds. The Corporate Bond Fund may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest-rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest-rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest-rates that become more attractive in a falling interest-rate environment.

     Nationally Recognized Ratings Organizations ("NRROs"). The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general not absolute standards of quality, and debt securities with the same maturity, interest-rate and rating may have different yields while debt securities of the same maturity and interest-rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                 RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     Equity Securities

     The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, has been trading at or close to record levels. There can be no guarantee that these performance levels will continue.

     There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

     Investing in the securities of issuers in any foreign country, including ADRs and EDRs and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest-rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     The Advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest-rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's Advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the Advisor's intent in using the derivatives.

     The Non-Allocation Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for the Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

     Debt Securities

     The portfolio debt instruments of a Fund may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest-rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest-rates and the relative financial strength of an issuer. During periods of falling interest-rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest-rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest-rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

     Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest-rate risk and the market value of these securities, upon which the Funds' daily net asset value are based, will fluctuate.

No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

     Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMs are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. The Funds are subject to interest-rate risk, that is, the risk that increases in interest-rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest-rates. However, the adjustable-rate feature of the mortgages underlying the ARMs and the CMOs in which a Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest-rates.

     The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that each Fund will meet its investment objective.

     Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government- sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest-rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.

     S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest-rate risk (i.e., the risk that market interest-rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest-rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest-rate risk.

     The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Funds Management may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest-rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure contract terms. If Funds Management judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of Funds Management's intent in using the derivatives.

     The Funds may invest up to 25% of their assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     Money Market Fund

     The Money Market Fund under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of "high quality," or be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRROs or, if unrated, determined to be of comparable quality to such rated securities by Funds Management, as the Fund's investment advisor, under guidelines adopted by the Board of Trustees of the Trust.

     Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Money

Market Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

     General

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and Principal Executive Officers of the Trust are listed below. The address of each, unless otherwise indicated, is 525 Market Street, 12th Floor, San Francisco, CA 94105. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            -------------------
*Robert C. Brown, 69                   Trustee             Director, Federal Farm Credit Banks Funding
5038 Kestral Parkway South                                 Corporation and Farm Credit System Financial
Sarasota, FL 34231                                         Assistance Corporation since February 1993.

Thomas S. Goho, 58                     Trustee             Business Associate Professor, Wake Forest
321 Beechcliff Court                                       University, Calloway School of Business and
Winston-Salem, NC 27104                                    Accountancy since 1994.

Peter G. Gordon, 58                    Trustee             Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                   Water Company and President of Crystal Geyser
55 Francisco Street, Suite 410                             Roxane Water Company since 1977.
San Francisco, CA 94133

*W. Rodney Hughes, 74                  Trustee             Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Richard M. Leach, 67                   Trustee             President of Richard M. Leach Associates (a
P.O. Box 1888                                              financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 56                   Trustee             Private Investor/Real Estate Developer;
10 Legare Street                                           Chairman of Vault Holdings, LLC.
Charleston, SC 29401

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            -------------------
Timothy J. Penny, 49                   Trustee             Senior Counselor to the public relations firm
500 North State Street                                     of Himle-Horner since January 1995 and Senior
Waseca, MN 56093                                           Fellow at the Humphrey Institute, Minneapolis,
                                                           Minnesota (a public policy organization) since
                                                           January 1995.

Donald C. Willeke, 60                  Trustee             Principal of the law firm of Willeke & Daniels.
201 Ridgewood Avenue
Minneapolis, MN 55403

Michael J. Hogan, 42                   President           Executive Vice President of Wells Fargo Bank,
                                                           N.A. since July 1999.  Senior Vice President
                                                           of Wells Fargo Bank, N.A. from April 1997 to
                                                           May 1999.  Vice President of American Express
                                                           Financial Advisors from May 1996 to April
                                                           1997, and Director of American Express
                                                           Financial Advisors from March 1993 to May 1996.

Karla M. Rabusch, 42                   Treasurer           Senior Vice President of Wells Fargo Bank,
                                                           N.A., since May 2000.  Vice President of Wells
                                                           Fargo Bank, N.A. from December 1997 to May
                                                           2000.  Prior thereto, Director of Managed
                                                           Assets Investment Accounting of American
                                                           Express Financial Advisors from May 1994 to
                                                           November 1997.

C. David Messman, 40                   Secretary           Vice President and Senior Counsel of Wells
                                                           Fargo Bank, N.A. since January 1996.  Prior
                                                           thereto, Branch Chief, Division of Investment
                                                           Management, U.S. Securities and Exchange
                                                           Commission.

    Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Funds Trust and Wells Fargo Core Trust (including the Trust, collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of the Trust, and of each other trust in the Fund Complex.

    Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year beginning January 1, 2000 and ending December 31, 2000, the Trustees have been paid and/or accrued the following compensation:

                              Compensation Table
                         Year Ended December 31, 2000
                         ----------------------------

     Trustee                                           Compensation
     -------                                           ------------
     Robert C. Brown                                        $44,000
     Donald H. Burkhardt*                                   $45,000
     Jack S. Euphrat*                                       $45,000
     Thomas S. Goho                                         $45,000
     Peter G. Gordon                                        $45,000
     W. Rodney Hughes                                       $44,000
     Richard M. Leach                                       $43,000
     J. Tucker Morse                                        $44,000
     Timothy J. Penny                                       $45,000
     Donald C. Willeke                                      $45,000

     _______________________

     * Retired as of December 31, 2000.

     As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

     Investment Advisor. As discussed in the "Historical Fund Information" section, Funds Management assumed advisory responsibilities for each of the Funds in early 2001. Each of the Funds is advised by Funds Management pursuant to an Advisory Contract. The Advisory Contract provides that Funds Management shall furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Under the Advisory Contract, Funds Management furnishes to the Board of Trustees periodic reports on the investment strategy and performance of each Fund. Funds Management has agreed to provide to the Funds, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and, in the case of the Corporate Bond Fund, average maturities of the portfolios. As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                                 Annual Rate
Fund                                                   (as a percentage of net assets)
----                                                   -------------------------------
Asset Allocation                                                   0.55%
Corporate Bond                                                     0.45%
Equity Income                                                      0.55%
Equity Value                                                       0.55%

                                                                 Annual Rate
Fund                                                   (as a percentage of net assets)
----                                                   -------------------------------
Growth                                                             0.55%
International Equity                                               0.75%
Large Company Growth                                               0.55%
Money Market                                                       0.40%
Small Cap Growth                                                   0.75%

     As discussed in the "Historical Fund Information" section, the Funds were created at the time of the reorganization of the Annuity Trust and Norwest Funds. Each of the predecessor Annuity Trust Funds (the Asset Allocation, Equity Value, Growth and Money Market Funds) were advised by Wells Fargo Bank prior to the reorganization. As compensation for its advisory services, Wells Fargo Bank was entitled to receive a monthly fee at the annual rate of 0.60% of each Fund's average daily net assets, with the exception of the Money Market Fund, from which Wells Fargo Bank was entitled to receive 0.45% of the Fund's average daily net assets. Each of the predecessor Norwest Funds (the Equity Income and Small Cap Growth Funds) were advised by NIM prior to the reorganization. As compensation for its advisory services, NIM was entitled to receive an advisory fee based on the average daily net assets of each Fund at the annual rate of 0.80%.

     For the periods indicated below, the Funds paid the following advisory fees and the Advisor(s) waived the indicated amounts:

                                          Year Ended                  Year Ended                 Year Ended
                                           12/31/00                    12/31/99                   12/31/98
                                           --------                    --------                   --------
                                     Fees           Fees          Fees           Fees         Fees          Fees
   Fund                              Paid          Waived         Paid          Waived        Paid         Waived
   ----                              ----          ------         ----          ------        ----         ------
Asset Allocation                  $1,420,552      $325,435     $1,152,381      $398,328     $474,140      $214,173
Corporate Bond**                  $  318,057      $246,600     $   87,894      $ 69,198        N/A           N/A
Equity Income                     $  602,214      $190,519     $  791,587      $203,914     $507,440      $ 66,982
Equity Value*                     $  172,215      $170,704     $  116,209      $ 92,366     $  5,392      $ 15,920
Growth                            $  660,357      $277,350     $  658,835      $221,405     $392,817      $118,761
International Equity***           $    3,965      $  3,964          N/A           N/A          N/A           N/A
Large Company Growth**            $  510,059      $399,701     $   65,721      $ 51,615        N/A           N/A
Money Market                      $  169,834      $ 20,980     $  144,255      $ 71,025     $ 26,238      $ 52,554
Small Cap Growth                  $  260,620      $260,620     $  107,145      $109,744     $101,914      $ 65,543

____________________
*   The predecessor Stagecoach Equity Value Fund commenced operations on
    May 1, 1998.
** The Corporate Bond and Large Company Growth Funds commenced operations on September 20, 1999.
*** The International Equity Fund commenced operations on July 3, 2000.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory

Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Advisors. Wells Capital Management Incorporated ("WCM") serves as sub-advisor to the Funds (except the Asset Allocation Fund for which BGFA serves as sub-advisor and the Large Company Growth Fund for which Peregrine Capital Management, Inc. ("Peregrine") serves as sub-advisor (collectively, the "Sub- Advisors")). The Sub-Advisors make recommendations regarding the investment and reinvestment of the Funds' assets, furnish to Funds Management periodic reports on the investment activity and performance of the Funds, and furnish such additional reports and information as Funds Management and the Trust's Board of Trustees and Officers may reasonably request. As compensation for sub-advisory services, the Sub-Advisors are entitled to receive monthly fees at the annual rates indicated below:

       -------------------------------------------------------------------------------
                                                           Sub-Advisory
       Fund                         Sub-Advisor                Fees
       -------------------------------------------------------------------------------
       Asset Allocation           BGFA                           0.15%
       -------------------------------------------------------------------------------
       Corporate Bond             WCM                    0-400M  0.15%
                                                       400-800M  0.125%
                                                          >800M  0.10%
       -------------------------------------------------------------------------------
       Equity Income              WCM                    0-200M  0.25%
                                                       200-400M  0.20%
                                                          >400M  0.15%
       -------------------------------------------------------------------------------
       Equity Value               WCM                    0-200M  0.25%
                                                       200-400M  0.20%
                                                          >400M  0.15%
       -------------------------------------------------------------------------------
       Growth                     WCM                    0-200M  0.25%
                                                       200-400M  0.20%
                                                          >400M  0.15%
       -------------------------------------------------------------------------------
       International Equity       WCM                    0-200M  0.35%
                                                       200-400M  0.25%
                                                          >400M  0.15%
       -------------------------------------------------------------------------------
       Large Company Growth       Peregrine               0-25M  0.75%
                                                         25-50M  0.60%
                                                        50-275M  0.50%
                                                          >275M  0.30%
       -------------------------------------------------------------------------------
       Money Market               WCM                   0-1000M  0.05%
                                                         >1000M  0.04%
       -------------------------------------------------------------------------------
       Small Cap Growth           WCM                    0-200M  0.25%
                                                       200-400M  0.20%
                                                          >400M  0.15%
       -------------------------------------------------------------------------------

     General.  Each Fund's Sub-Advisory Contract will continue in effect for
     -------
more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or (ii) by the Trust's Board of

Trustees, including a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Contract or "interested persons" (as defined in the 1940
Act) of any such party. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to WCM.

     Administrator. As discussed in the "Historical Fund Information" section, Funds Management assumed administration responsibilities for each of the Funds in early 2001. Accordingly, Funds Management serves as Administrator on behalf of each Fund pursuant to an Administration Agreement. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's Officers and Board of Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of 0.15%, of the average daily net assets on an annual basis of each Fund.

     As discussed in the "Historical Fund Information" section, the Funds were created at the time of the reorganization of Annuity Trust and Norwest Funds. Therefore, the information shown below concerning the dollar amounts of administration fees paid includes fees paid to administrators by the predecessor portfolio that is considered the surviving entity for accounting purposes.

     Asset Allocation, Equity Value, Growth and Money Market Funds.  Prior to
     -------------------------------------------------------------
the reorganization, Wells Fargo Bank served as administrator on behalf of the predecessor Annuity Trust Funds and was entitled to receive a fee of 0.15% of the average daily net assets of each Fund. Prior to March 25, 1999, Wells Fargo Bank served as administrator and Stephens Inc. ("Stephens") served as co-administrator for the Fund and each were entitled to receive 0.03% and 0.04%, respectively, of each Fund's average daily net assets on an annual basis. Prior to February 1, 1998, Wells Fargo Bank and Stephens received monthly fees of 0.04% and 0.02%, respectively, of the average daily net assets on an annual basis of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the co-administrator.

     Equity Income and Small Cap Growth Funds.  Forum Financial Services, Inc.
     ----------------------------------------
("Forum") managed all aspects of the operation of the Funds, except those which were the responsibility of Forum Administrative Services, LLC ("FAdS") as administrator or Norwest in its capacity as administrator. For providing these services, Forum was entitled to receive fees at the annual rate of 0.05% of the average daily net assets of each Fund.

     For the periods indicated below, the Funds paid the following dollar amounts as administration fees:

                                                     Year Ended        Year Ended       Year Ended
     Fund                                             12/31/00          12/31/99         12/31/98
     ----                                             --------          --------         --------
     Asset Allocation                                 $387,423          $247,853         $ 77,161
     Corporate Bond**                                 $106,019          $ 29,297            N/A
     Equity Income                                    $164,239          $127,550         $ 63,430
     Equity Value*                                    $ 46,968          $ 25,910         $  1,438
     Growth                                           $180,098          $139,129         $ 57,090
     International Equity***                          $    793             N/A              N/A
     Large Company Growth**                           $139,108          $ 14,509            N/A
     Money Market                                     $ 63,687          $ 42,312         $  6,997
     Small Cap Growth                                 $ 52,123          $ 16,352         $ 12,740

     __________________
     * The predecessor Stagecoach Equity Value Fund commenced operations on May 1, 1998.
     ** The Corporate Bond and Large Company Growth Funds commenced operations on September 20, 1999.
     *** The International Equity Fund commenced operations on July 3, 2000.

     Distributor.  Stephens Inc. ("Stephens," the "Distributor"), located at 111
     -----------
Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, each Fund pays Stephens up to 0.25% of the average daily net assets attributable to the Fund as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the above-indicated Funds is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     The predecessor Annuity Trust and Norwest Funds did not have a Distribution Plan and therefore did not pay distribution fees prior to the reorganization.

     The dollar amount of Rule 12b-1 fees paid to Stephens pursuant to each Fund's Rule 12b-1 Plan for the fiscal year beginning January 1, 2000 and ending December 31, 2000 are as follows:

                                            Printing &      Advertising/                    Broker/
                                            Mailing         Marketing       Underwriters    Dealer
                             Total          Prospectuses    Brochures       Compensation    Compensation
                             ----------     ------------    ------------    ------------    ------------
Asset Allocation Fund          $645,705     $  0            $   0             $  0          $645,705
Corporate Bond                 $176,699     $  0            $   0             $  0          $176,699
Equity Income                  $273,734     $  0            $   0             $  0          $273,734
Equity Value Fund              $ 78,280     $  0            $   0             $  0          $ 78,280
Growth Fund                    $300,162     $  0            $   0             $  0          $300,162
International Equity Fund      $  1,322     $  0            $   0             $  0          $  1,322
Large Company Growth Fund      $231,845     $  0            $   0             $  0          $231,845
Money Market Fund              $      0     $  0            $   0             $  0          $      0
Small Cap Growth Fund          $ 86,873     $  0            $   0             $  0          $ 86,873

     Custodian.  Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN" or
     ---------
"Custodian"), formerly known as Norwest Bank Minnesota, N.A., located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as Custodian for each Fund, except the Asset Allocation Fund for which Barclays Global Investors, N.A. ("BGI"), located at 45 Fremont Street, 34th Floor, San Francisco, California 94105, acts as custodian. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank MN is entitled to receive fees as follows: 0.02% of the average daily net assets of each Fund, except for the International Equity Fund for which Wells Fargo Bank MN is entitled to receive 0.25% of the average daily net assets of the Fund. With respect to the Asset Allocation Fund, BGI does not receive any custody fees as long as BGFA serves as sub-advisor to the Fund.

     Fund Accountant.  Forum Accounting Services, LLC ("Forum Accounting"),
     ---------------
located at Two Portland Square, Portland, Maine 04101, acts as Fund Accountant for the Funds. For its services as Fund Accountant, Forum Accounting is entitled to receive a monthly base fee per Fund of $5,000, except for the International Equity for which Forum Accounting is entitled to receive a monthly base fee of $5,833. Forum Accounting is also entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund.

     Transfer and Dividend Disbursing Agent.  Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee as indicated in the chart below.

    -------------------------------------------------------------------------
     BFDS Fees

    -------------------------------------------------------------------------
     Annual Account Service Fees
    -------------------------------------------------------------------------
        Direct Accounts                              $  19.50
    -------------------------------------------------------------------------
        Level Three                                  $  12.00
        Networked Accounts
    -------------------------------------------------------------------------
        Closed Account Fee                           $   2.00
    -------------------------------------------------------------------------
        Complex Base Fee/*/                          $100,000
    -------------------------------------------------------------------------
     Activity Based Fees
    -------------------------------------------------------------------------
        Telephone Calls                              $3.00/each
    -------------------------------------------------------------------------
     Conversion Fees
    -------------------------------------------------------------------------
        Per Account Fee                              $   2.00
    -------------------------------------------------------------------------
     IRA Custodial Fees
    -------------------------------------------------------------------------
        Annual Maintenance                           $10.00/account
    -------------------------------------------------------------------------
     Dedicated Programming
    -------------------------------------------------------------------------
        Per Dedicated                                $150,000/per year
        Associate
    -------------------------------------------------------------------------

____________________
* Represents fee paid to BFDS by all the Funds of the Trust, Wells Fargo Funds Trust and Wells Fargo Core Trust.

     Underwriting Commissions.  Stephens serves as the principal underwriter
     ------------------------
distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Annuity Trust predecessor portfolios and Forum served as underwriter of the predecessor Norwest portfolios. Stephens and Forum did not, and Stephens does not, receive commissions in relation to the provision of underwriting services.

     Code of Ethics.  The Fund Complex, the Advisor, the Sub-Advisors and
     --------------
Stephens each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with the amendments to Rule 17j-1 under the 1940 Act as set forth in the August 20, 1999 Adopting Release. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment advisor; (ii) any employee of a fund or investment advisor (or any company in a control relationship to a fund or investment advisor) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment advisor who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities.

Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Advisor, Sub-Advisors and Stephens are on public file with, and are available from, the SEC.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund may be useful in reviewing the performance of such Fund and for providing a basis for comparison with investment alternatives. The yield of a Fund however, may not be comparable to the yields from investment alternatives because of differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Average Annual Total Return: Each Fund may advertise certain total return information. Any Fund advertising would be accompanied by performance information of the related insurance company separate accounts or by an explanation that Fund performance information does not reflect separate account fees and charges. As and to the extent required by the SEC, an average annual total rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a number of years ("n") according to the following formula: P(1+T)/n/ = ERV.

     For the year ended December 31, 2000, the following chart provides the average annual returns for the Funds listed below:

Fund                                  Inception        Ten Year       Five Year        One Year
----                                  ---------        -------        ---------        --------
Asset Allocation                      14.15            N/A            13.26            1.02
Corporate Bond*                       7.71             N/A            N/A              10.22
Equity Income                         13.79            N/A            N/A              2.33
Equity Value                          (0.27)           N/A            N/A              5.78
Growth                                15.27            N/A            14.00            (13.60)
International Equity                  N/A              N/A            N/A              N/A
Large Company Growth*                 14.91            N/A            N/A              (0.58)
Money Market                          4.97             N/A            4.95             5.76
Small Cap Growth                      11.38            N/A            9.70             (22.58)

____________________
*  Returns are not annualized.

     Cumulative Total Return: In addition to the above performance information, the Funds may advertise cumulative total return of shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal charges for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

     For the year ended December 31, 2000, the following chart provides the cumulative total return for the Funds listed below:

Fund                                 Inception        Ten Year       Five Year        One Year
----                                 ---------        --------       ---------        --------
Asset Allocation                     143.05           N/A            86.38            1.02
Corporate Bond                       10.04            N/A            N/A              10.22
Equity Income                        82.45            N/A            N/A              2.33
Equity Value                         (0.71)           N/A            N/A              5.78
Growth                               159.85           N/A            92.53            (13.60)
International Equity                 (10.33)          N/A            N/A              N/A
Large Company Growth                 19.60            N/A            N/A              (0.58)
Money Market                         37.83            N/A            27.32            5.76
Small Cap Growth                     84.24            N/A            58.90            (22.58)

     Yield Calculations: The Corporate Bond and Money Market Funds may advertise certain yield information. As and to the extent required by the SEC, yield is calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the net asset value per share on the last day of the period, according to the following formula: YIELD = 2[((a- b/cd)+1)/6/-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period. The net investment income of each Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Funds' net investment income.

     The yield for the Corporate Bond Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund. In addition, investors should recognize that changes in the net asset value of shares of the Corporate Bond Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period.

     Yield information for the Funds may be useful in reviewing the performance of the Funds and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

                  Yield for the Applicable Period Ended December 31, 2000
                  -------------------------------------------------------

Fund                              Seven-day             Seven-day            Thirty-day
----                                Yield            Effective Yield           Yield
                                    -----            ---------------           -----
Corporate Bond                       N/A                   N/A                  6.37
Money Market                         5.88                  6.06                 N/A

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each of the Funds is determined by the custodian of the Fund at 1:00 p.m. (Pacific time) on each day the New York Stock Exchange ("NYSE") is open for trading except the Money Market Fund. Net asset value per share for the Money Market Fund is determined by the custodian at 9:00 a.m. (Pacific time) on each day Funds Management is open for business.

     Non-Money Market Funds.  Securities for which market quotations are
     -----------------------
available are valued at latest prices. Securities for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government obligations but excluding debt instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. If the values reported on a foreign exchange are materially affected by events occurring after the close of foreign exchange, assets may be valued by a method that the Board of Trustees believes accurately reflects fair value. Debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts are marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. In all cases, bid prices are furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Trustees and in accordance with procedures adopted by the Trustees.

     Money Market Fund.  The Money Market Fund uses the amortized cost method to
     ------------------
determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest-rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest-rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest-rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighed average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     As indicated in the Prospectuses, the Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

                            PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, and the supervision of the advisor, each Fund's sub-advisor is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the sub-advisor to obtain the best results taking into account the dealer's general execution and operational facilities, including, without limitation, the size and type of transaction involved, the dealer's risk in positioning the securities involved, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. While the sub-advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, the sub-advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the sub-advisor will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

     The sub-advisor may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to the sub-advisor. By allocating transactions in this manner, the sub-advisor is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the sub-advisort under the Advisory Contracts, and the expenses of the sub-advisor will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Funds Management places securities transactions for a Fund may be used by the sub-advisor in servicing its other accounts, and not all of these services may be used by the sub-advisor in connection with advising the Funds. For the fiscal year ended December 31, 2000, WCM directed transactions in the aggregate amount of $1,801,074,452 and paid total commissions in the amount of $2,245,403. These amounts represent all transactions executed for the Wells Fargo Funds complex, including Wells Fargo Variable Trust and Wells Fargo Core Trust. Directed brokerage transactions for the benefit of the Wells Fargo Variable Trust Funds are described by Fund below:

                                    Commissions       Total
          Fund                      Paid              Transactions
          ----                      -----------       ------------
   Equity Income                    $ 9,673           $  5,727,865
   Equity Value                     $87,174           $ 64,725,185
   Growth                           $88,998           $105,216,577
   International Equity             $ 1,722           $  1,130,856
   Large Company Growth             $ 7,989           $  7,524,862
   Small Cap Growth                 $65,919             44,580,800

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when a sub-advisor deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences.

     Brokerage Commissions.  For the fiscal year ended December 31, 2000, the
     ----------------------
Funds paid a total of $363,190 in brokerage commissions on portfolio transactions. No commissions were paid to affiliated brokers. The aggregate dollar amount of transactions on which these commissions were paid was $3,867,279,811.

     Securities of Regular Broker-Dealers.  As of December 31, 2000, the
     -------------------------------------
following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

     Fund                     Broker-Dealer                                 Amount
     ----                     -------------                                 ------
     Asset Allocation         Morgan Stanley                                $1,477,378
                              Merrill Lynch Pierce Fenner & Smith           $  910,985
                              Lehman Brothers                               $  272,799

     Equity Income            Goldman Sachs                                 $3,096,064

     Growth                   Morgan Stanley                                $1,157,367

                                 FUND EXPENSES

     From time to time, Funds Management and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses of a Fund and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Funds Management and Stephens, the Funds bear all costs of their respective operations, including the compensation of the Trust's trustees who are not officers or employees of Funds Management or Stephens or any of their affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plans; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the net asset value of each Fund; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Funds; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to a Fund are charged against the respective assets of the Fund. A pro rata portion of the expenses of the Trust are charged against the assets of a Fund.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus. The Prospectuses generally describe the federal income tax treatment of the Funds and their shareholders (i.e., the Participating Insurance Companies and their separate accounts). This section of the SAI includes additional information concerning federal income taxes.

    General. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. Accordingly, income, gains and expenses will be determined separately for each Fund. Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

    In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its net investment income, net short-term capital gain (generally, the excess of short-term capital gain over long-term capital loss) and certain other items, and (b) net tax-exempt income earned in each taxable year. In general, each Fund also will not be subject to federal income taxation of its investment company taxable income and net long-term capital gain (generally, the excess of short-term capital gain over short-term capital loss) distributed to its shareholders. For these purposes, these distributions must be made in the same taxable year in which the income and gains are realized by the Fund. However, in certain circumstances, such distributions may be made in the following the taxable year. Furthermore, distributions declared on a day in October, November or December of one taxable year to shareholders of record on such day and paid by January 31 of the following taxable year will be treated as paid by December 31 the first taxable year. Each Fund intends to distribute its income and gains in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gains.

    Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements of its income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its income and gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments. If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the Internal Revenue Service (the "IRS") upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC, if the Fund makes the available election.

     Equalization Accounting. The Funds may use the so-called "equalization accounting method" to allocate a portion of "earnings and profits" (as determined for federal income tax purposes) to redemption proceeds for federal income tax purposes. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. The equalization accounting method, however, that may used by the Funds may not have been expressly sanctioned by the IRS and therefore may be subject to IRS scrutiny.

     Taxation of a Separate Account of a Participating Insurance Company. Under the Code, the investments of a segregated asset account, such as the separate accounts of the Participating Insurance Companies, must be "adequately diversified" in order for the holders of the VA Contracts or VLI Policies underlying the account to receive the tax-favored tax treatment generally afforded holders of annuities or life insurance policies.

     In general, the investments of a segregated asset account are considered to be "adequately diversified" only if (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. A segregated asset account is also considered to be "adequately diversified" if it meets the regulated investment company diversification tests described above and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), government securities, and securities of regulated investment companies. In general, all securities of the same issuer are treated as a single investment for such purposes. However, Treasury Regulations provide a "look-through rule" with respect to a segregated asset account's investments in a regulated investment company for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company. In particular, if the beneficial interests in the regulated investment company are held by one or more segregated asset accounts of one or more insurance companies, and if public access to such regulated investment company is available exclusively through the purchase of a VA Contract or VLI Policy, then a segregated asset account's beneficial interest in the regulated investment company is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company is treated as an asset of the segregated asset account.

     Each Fund intends to satisfy the relevant conditions at all times to enable the corresponding separate accounts to be "adequately diversified."
Accordingly, each separate account of the Participating Insurance Companies will be able to treat its interests in a Fund as ownership of a pro rata portion of each asset of the Fund, so that individual holders of the VA Contracts or VLI Policies underlying the separate account will qualify for favorable federal income tax treatment under the Code.

     For information concerning the federal income tax consequences for the holders of VA Contracts and VLI Policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies and should consult their own tax advisors.

     Other Matters. You should be aware that the investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. A Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

     The foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund through segregated asset accounts. Holders of VA and VLI Policies are urged to consult their own tax advisors regarding federal state, local and foreign taxes applicable to him or her.

                                 CAPITAL STOCK

     The Trust, an open-end, management investment company, was organized as a Delaware Business Trust on March 10, 1999. As of the date of this SAI, the Trust's Board of Trustees has authorized the issuance of nine series of shares, each representing an unlimited number of beneficial interests and the Board of Trustees may, in the future, authorize the creation of additional investment portfolios.

     All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the shareholders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the shareholders of at least 10% of the Trust's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued as described in the Prospectuses, will be fully paid and non-assessable by the Trust.

     Set forth below is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of the voting securities of a Fund as a whole.

                       5% OWNERSHIP AS OF APRIL 2, 2001
                       --------------------------------

                                                                          Type of                  Percentage
Fund                                Address                               Ownership                of Fund
----                                -------                               ---------                -------
Asset Allocation                    American Skandia Life                 Record                   89.80%
                                    P.O. Box 883
                                    Shelton, CT  06484

Corporate Bond                      American Skandia Life                 Record                   52.29%
                                    P.O. Box 883
                                    Shelton, CT  06484

                                    Fortis Benefits Insurance Co.         Record                   41.43%
                                    Attn. Bruce Fiedler W1511
                                    P.O. Box 64271
                                    St. Paul, MN  55164

Equity Income                       Fortis Benefits Insurance Co.         Record                   88.51%
                                    Attn. Bruce Fiedler W1511
                                    P.O. Box 64271
                                    St. Paul, MN  55164

                                    American Skandia Life                 Record                    5.91%
                                    P.O. Box 883
                                    Shelton, CT  06484

Equity Value                        American Skandia Life                 Record                   94.02%
                                    P.O. Box 883
                                    Shelton, CT  06484

Growth                              American Skandia Life                 Record                   97.80%
                                    P.O. Box 883
                                    Shelton, CT  06484

International Equity                American Skandia Life                 Record                   72.86%

                                    P.O. Box 883
                                    Shelton, CT  06484

                                    American Enterprise Life              Record                    6.22%
                                    Insurance Co.
                                    Acct. WIEQ4
                                    IDS Tower 10 T11/125
                                    Minneapolis, MN  55440

Large Company Growth                American Skandia Life                 Record                   16.44%
                                    P.O. Box 883
                                    Shelton, CT  06484

                                    Fortis Benefits Insurance Co.         Record                   55.54%
                                    Attn. Bruce Fiedler W1511
                                    P.O. Box 64271

                                    American Enterprise Life              Record                    6.63%
                                    Insurance Co.
                                    Acct. WLCG4
                                    IDS Tower 10 T11/125
                                    Minneapolis, MN  55440

                                    American Enterprise Life              Record                    6.15%
                                    Insurance Co.
                                    Acct. WLCG6
                                    IDS Tower 10 T11/125
                                    Minneapolis, MN  55440

                                    American Enterprise Life              Record                    6.94%
                                    Insurance Co.
                                    Acct. WLCG7
                                    IDS Tower 10 T11/125
                                    Minneapolis, MN  55440

Money Market                        American Skandia Life                 Record                   79.60%
                                    P.O. Box 883
                                    Shelton, CT  06484

                                    American Enterprise Life              Record                    6.88%
                                    Insurance Co.
                                    Acct. WMMK3
                                    IDS Tower 10 T11/125
                                    Minneapolis, MN  55440

                                    American Enterprise Life              Record                    5.88%
                                    Insurance Co.
                                    Acct. WMMK4
                                    IDS Tower 10 T11/125
                                    Minneapolis, MN  55440

Small Cap Growth                    American Skandia Life                 Record                   32.25%
                                    P.O. Box 883
                                    Shelton, CT  06484

                                    American Enterprise Life              Record                    5.20%
                                    Insurance Co.
                                    Acct. WSCG6
                                    IDS Tower 10 T11/125
                                    Minneapolis, MN  55440

                                    Fortis Benefits Insurance Co.         Record                   45.80%
                                    Attn. Bruce Fiedler W1511
                                    P.O. Box 64271
                                    St. Paul, MN  55164

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Registration Statement, including the Prospectuses, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                             INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The audited financial statements, which include the portfolios of investments and independent auditors' report for the Funds for the year ended December 31, 2000, are hereby incorporated by reference to the Annual Reports.



     Annual and Semi-Annual Reports may be obtained by calling 1-800-680-8920 or 1-800-222-8222.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

                                CORPORATE BONDS

     MOODY'S: The four highest ratings for corporate bonds are "Aaa,""Aa","A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate bonds are "AAA,""AA,""A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

                          CORPORATE COMMERCIAL PAPER

     MOODY'S: The highest rating for corporate commercial paper is "P-1" (Prime-
1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                           WELLS FARGO VARIABLE TRUST
                         File Nos. 333-74283; 811-09255

                                     PART C
                               OTHER INFORMATION

Item 23.  Exhibits.
          --------

   Exhibit
   Number                    Description
   -------                   -----------

    (a)         -  Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 5, filed September
                   20, 1999.

    (b)         -  Not applicable.

    (c)         -  Not applicable.

    (d)(1)(i)   -  Investment Advisory Agreement with Wells Fargo Funds
                   Management, LLC, filed herewith.

          (ii) - Fee and Expense Agreement between Wells Fargo Variable Trust and Wells Fargo Funds Management, LLC, filed herewith.

       (2)(i)   -  Investment Sub-Advisory Agreement with Barclays Global Fund
                   Advisors, incorporated by reference to the Trust's Post-
                   Effective Amendment No. 5, filed September 20, 1999.

          (ii)  -  Investment Sub-Advisory Agreement with Peregrine Capital
                   Management, Inc., incorporated by reference to the Trust's
                   Post-Effective Amendment No. 5, filed September 20, 1999.

          (iii) -  Investment Sub-Advisory Agreement with Wells Capital
                   Management, Inc., incorporated by reference to the Trust's
                   Post-Effective Amendment No. 5, filed September 20, 1999.

          (iv)  -  Not applicable.

    (e)         -  Distribution Agreement, incorporated by reference to Post-
                   Effective Amendment No. 5, filed September 20, 1999, and
                   Appendix A thereto, incorporated by reference to Post-
                   Effective Amendment No. 7, filed February 16, 2001.

    (f)         -  Not applicable.


    (g)(1)      -  Custody Agreement with Barclays Global Investors, N.A., incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999.

       (2)      -  Custody Agreement with Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 7, filed February 16, 2001.

           (i)  -  Delegation Agreement (17f-5) with Wells Fargo Bank Minnesota,
                   N.A., incorporated by reference to Post-Effective Amendment
                   No. 7, filed February 16, 2001.

    (h)(1)      -  Administration Agreement with Wells Fargo Bank, N.A.,
                   incorporated by reference to the Trust's Post-Effective
                   Amendment No. 5, filed September 20, 1999.

       (2)      -  Fund Accounting Agreement with Forum Accounting Services,
                   LLC, incorporated by reference to Post-Effective Amendment
                   No. 5, filed September 20, 1999.

       (3)      -  Not Applicable. (Interim Agreement superseded by Item 23
                   (h)(2).)

       (4)      -  Transfer Agency and Service Agreement with Boston Financial
                   Data Services, Inc., incorporated by reference to Post-
                   Effective Amendment No. 5, filed September 20, 1999, and
                   Schedule A thereto, incorporated by reference to Post-
                   Effective Amendment No. 7, filed February 16, 2001.

       (5)(i)   -  Participation Agreement by and among Wells Fargo Variable
                   Trust, Fortis Benefits Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 7, filed February 16, 2001.

          (ii)  -  Participation Agreement by and among Wells Fargo Variable
                   Trust, Hartford Life and Annuity Insurance Company and
                   Stephens Inc., incorporated by reference to Post-Effective
                   Amendment No. 7, filed February 16, 2001.

          (iii) -  Participation Agreement by and among Wells Fargo Variable
                   Trust, American Skandia Life Insurance Company and Stephens
                   Inc., incorporated by reference to Post-Effective Amendment
                   No. 7, filed February 16, 2001.

    (i)         -  Legal Opinion, filed herewith.


        (j)(A)  -  Consent of Independent Auditors, filed herewith.

        (j)(1)  -  Power of Attorney, Robert C. Brown, incorporated by reference to Post-Effective Amendment No. 7, filed February 16, 2001.

           (2) - Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective Amendment No. 7, filed February 16, 2001.

           (3) - Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 7, filed February 16, 2001.

           (4) - Power of Attorney, W. Rodney Hughes, incorporated by reference to Post-Effective Amendment No. 7, filed February
                   16, 2001.

           (5) - Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective Amendment No. 7, filed February
                   16, 2001.

           (6) - Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 7, filed February 16, 2001.

           (7) - Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective Amendment No. 7, filed February
                   16, 2001.

           (8) - Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective Amendment No. 7, filed February
                   16, 2001.

           (9) - Power of Attorney, Michael J. Hogan, incorporated by reference to Post-Effective Amendment No. 7, filed February
                   16, 2001.

           (10) - Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective Amendment No. 7, filed February
                   16, 2001.

       (k)      -  Not applicable.

       (l)      -  Not applicable.

       (m)      -  Rule 12b-1 Distribution Plan, incorporated by reference to
                   Post-Effective Amendment No. 5, filed September 20, 1999; see
                   Exhibit (e) above for related Distribution Agreement.

       (n)      -  Not applicable.

       (p)(1)   -  Joint Code of Ethics for Funds Trust, Core Trust and Variable
                   Trust, filed herewith.


           (2) - Wells Fargo Funds Management, LLC Code of Ethics, filed herewith.

           (3) - Barclays Global Investors, N.A. Code of Ethics, filed herewith.

           (4)  -  Not applicable.

           (5) - Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 7, filed February 16, 2001.

           (6) - Wells Capital Management Incorporated Code of Ethics, incorporated by reference to Post-Effective Amendment No. 7, filed February 16, 2001.

Item 24. Persons Controlled by or Under
         Common Control with the Fund.
         ----------------------------

         Registrant believes that no person is controlled by or under common control with Registrant.


Item 25. Indemnification.
         ---------------

         Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust and its Funds.


Item 26. Business and Other Connections
         of Investment Advisor.
         ------------------------------

         (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly-owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

         To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank, N.A.

         (b) Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI"), serves as sub-advisor to the Asset Allocation Fund of the Trust and as advisor or sub-advisor to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of this Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (c) Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, serves as sub-advisor to the Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Money Market and Small Cap Growth Funds. The descriptions of WCM in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors and officers of WCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly-owned subsidiary of Wells Fargo & Company, serves as sub-advisor to the Large Company Growth Fund. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


Item 27. Principal Underwriters.
         ----------------------

         (a) Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment advisor for any other registered investment companies, but does act as principal underwriter for Barclays Global Funds Inc., Nations Fund, Inc., Nations Fund Trust, Nations Funds Trust, Nations LifeGoal Funds, Inc., Nations Reserves, Nations Annuity Trust, Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Nations Master Investment Portfolio and Wells Fargo Core Trust, all of which are registered open-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

         (c)  Not applicable.

Item 28. Location of Accounts and Records.
         --------------------------------

         (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, San Francisco, California 94163.

         (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment advisor at 525 Market Street, San Francisco, California 94163.

         (c) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-advisor and custodian, respectively, to the Asset Allocation Fund at 45 Fremont Street, San Francisco, California 94105.

         (d) Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

         (e) Wells Fargo Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

         (f) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-advisor at 525 Market Street, San Francisco, California 94163.

         (g) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-advisor at 800 LaSalle Avenue, Minneapolis, Minnesota 55479.

         (h) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

         (i) Wells Fargo Bank, N.A. maintains all Records relating to its services as administrator at 525 Market Street, San Francisco, California 94163.

Item 29. Management Services.
         -------------------

         Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.  Not applicable.
         ------------

                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of May, 2001.

                              WELLS FARGO VARIABLE TRUST

                              By /s/ Dorothy A. Peters
                                 ---------------------------
                                     Dorothy A. Peters
                                     Assistant Secretary
                                     (Attorney-in-Fact for Principal Financial
                                     Officer)

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                                    Title          Date
---------                                    -----          ----

           *                                 Trustee
--------------------------------
Robert C. Brown

           *                                 Trustee
--------------------------------
Thomas S. Goho

           *                                 Trustee
--------------------------------
Peter G. Gordon

           *                                 Trustee
--------------------------------
W. Rodney Hughes

           *                                 Trustee
--------------------------------
Richard M. Leach

           *                                 Trustee
--------------------------------
J. Tucker Morse

           *                                 Trustee
--------------------------------
Timothy J. Penny

           *                                 Trustee
--------------------------------
Donald C. Willeke

*By:  /s/ Dorothy A. Peters
     ---------------------------
     Dorothy A. Peters
     As Attorney-in-Fact
     May 1, 2001

                         WELLS FARGO VARIABLE TRUST
                       FILE NOS. 333-74283; 811-09255

                                EXHIBIT INDEX

Exhibit Number                                   Description

EX-99.B(d)(1)(i)       Investment Advisory Agreement with Wells Fargo Funds
                       Management, LLC.

EX-99.B(d)(1)(ii)      Fee and Expense Agreement between Wells Fargo Variable Trust and Wells Fargo Funds Management, LLC.

EX-99.B(i)             Opinion and Consent of Counsel.

EX-99.B(j)(A)          Consent of Independent Auditors.

EX-99.B(p)(1)          Joint Code of Ethics for Funds Trust, Core Trust and Variable
                       Trust.

EX-99.B(p)(2)          Wells Fargo Funds Management, LLC Code of Ethics.

EX-99.B(p)(3)          Barclays Global Investors, N.A. Code of Ethics.